TOUCHSTONE                                                 VARIABLE
[LOGO] ---------------------------------------------------------- SERIES
                                                                  TRUST

TOUCHSTONE VARIABLE SERIES TRUST

o    Touchstone International Equity Fund

o    Touchstone Emerging Growth Fund

o    Touchstone Small Cap Value Fund

o    Touchstone Growth/Value Fund

o    Touchstone Large Cap Growth Fund

o    Touchstone Enhanced 30 Fund

o    Touchstone Value Plus Fund

o    Touchstone Growth & Income Fund

o    Touchstone Balanced Fund

o    Touchstone High Yield Fund

o    Touchstone Bond Fund

o    Touchstone Standby Income Fund

o    Touchstone Money Market Fund
                                                               ANNUAL REPORT
                                                             DECEMBER 31, 2002

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LETTER FROM THE PRESIDENT
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Dear Touchstone Investor:

Touchstone is pleased to provide you with this update on the investment activity and performance of the Touchstone Variable Series Trust for the year ended December 31, 2002.

LOOKING BACK

A deflating technology bubble, corporate governance scandals and threats of terrorism and war dragged stock market gauges lower in 2002. Companies maintained a conservative spending mindset while consumers scaled back purchases. Tepid growth and high-profile corporate earnings disappointments further depressed share prices. Powerful underlying crosscurrents at work within the economy made the pace of recovery sluggish and uneven. Navigating the investment markets amid continued volatility proved to be extremely challenging.

THE TOUCHSTONE ADVANTAGE

A considerable advantage to help you weather the current climate are time-tested managers who bring resources, experience and acumen to bear. We strive to help you reach your objectives through outstanding long-term professional investment management in the Touchstone Variable Series Trust funds. You benefit from access to an exclusive selection of premier institutional managers. We believe these managers are emerging leaders that possess the models, methods, talent and teams needed to recognize and capitalize on opportunities on your behalf.

Today's financial marketplace offers investors limitless choice and vast complexity. At Touchstone, we work diligently to provide the necessary resources for identifying the best investment opportunities. Our rigorous process of carefully selecting and monitoring sub-advisors sets us apart and ensures expert fund management. We are committed to consistent and continual oversight that seeks to assure that the funds we offer will help you fulfill your goals.

LOOKING AHEAD

It's important to keep the current market environment in perspective. And, it's equally important to consider the long-term composition and performance of your portfolio. Time in the market has proven to be a key driver in any long-term investment strategy. Challenging times such as these underscore the beneficial impact of maintaining a diverse portfolio, investing regularly, rebalancing periodically and remaining focused on achieving individual financial goals.

Signs for future optimism are emerging. Government and industry reports signal the economy may be gaining positive momentum. Potential catalysts could generate a bullish market outlook, although the timing is uncertain. Going forward, our Touchstone Variable Series Trust managers remain steadfastly focused on identifying opportunities in which investors can capitalize. We endeavor to offer a long-term, disciplined approach to investment management that helps you attain your goals.

Thank you again for the opportunity to work on your behalf. We appreciate your continued trust and confidence. We look forward to strengthening relationships and serving your investment needs in the years ahead.

Best regards,

/s/ Patrick T. Bannigan

Patrick T. Bannigan
President, Touchstone Variable Series Trust

For a prospectus containing more complete information on the Touchstone Variable Series Trust, including charges and expenses, please call 800.669.2796. Please read the prospectus carefully before investing or sending money. Fund availability varies by product.

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TOUCHSTONE INTERNATIONAL EQUITY FUND
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MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
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TOUCHSTONE INTERNATIONAL EQUITY FUND

REVIEW

Most global equity markets recorded negative returns in 2002 for the third successive year - the first time this has happened since the early years of World War II- despite a modest recovery in the fourth quarter. The S&P 500 Index of America's largest corporations shed about a quarter of its value during 2002, valuing the market more than 40% below its peak of early 2000 amid continuing declines in the TMT (technology, media and telecommunication) sectors, corporate misconduct, and increased military tensions. European markets were among the worst performers during the year, with Germany's DAX Index declining 44% and the French CAC-40 Index falling 34%. As measured by MSCI, the best performing developed market countries in U.S. dollar terms were New Zealand and Austria recording gains of 26% and 17%, respectively. European countries dominated the bottom of the list as Germany, Sweden and Finland declined by approximately 30% in U.S. dollar terms.

Despite such dispiriting annual statistics, the final quarter of the year notably produced healthy local currency returns of 5-10% for many markets. Consumer staples stocks were among the best performers for the twelve months, while the fourth quarter showed better performances by selected stocks in the pharmaceutical, technology and financial sectors. These latter sectors rebounded from their low levels in early October amid some hope the worst of the three-year bear market may be coming to an end. For the full year, as measured by MSCI, the poorest performing indexes were Telecommunications and Technology which fell by over 30% in U.S. dollar terms. While still in negative territory the best performing index was Consumer Staples which declined by slightly under 5% in U.S. dollar terms.

Returns in 2002 were worse than in the each of the previous two years, as markets grappled with a series of debilitating ailments including below trend economic growth, corporate fraud and a volatile global geopolitical backdrop.

The economic recovery failed to materialize to the extent that was extensively anticipated in the early part of the year - in fact, growth has been notably sluggish. Despite underperforming initial expectations, the U.S. economy has proved to be quite resilient even as the equity market continued to decline. Consensus estimates suggest that the U.S. economy may have expanded by 2.5% in 2002. That is considerably better than the Eurozone region where growth is unlikely to reach 1%. This reflects the inability of Germany, the region's largest economy, to achieve meaningful growth amid falling business and consumer confidence levels. The region's other two large economies, France and Italy face similar problems. The Euro registered gains against the U.S. dollar amid concern America may not attract as much international investment flows as in previous years and as Eurozone interest rates remained at a relatively higher level. For the full year, the Euro gained close to 18% versus the dollar.

The United Kingdom's economy performed relatively well in 2002 and is expected to record a growth of 1.6% for the full year. Consumer spending has helped to cushion the economy from the weakness in manufacturing amid low interest rates and a buoyant housing market.

In the Pacific region, Japan's economy contracted by 0.5% during the year as the country continues to struggle with deflation, a weak banking system and poor business and consumer confidence. The relative strength of the yen, which gained 3% against the dollar in the fourth quarter, has made Japanese exports

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less   competitive  in  the  important  U.S.   market  adding  to  the  economic
difficulties the country has faced. Australia's domestic economic growth accelerated in the latter half of the year, fuelled by rising business investment, consumer spending and a construction boom. It is expected that the economy will expand by 3.6% for the full year - one of the best performers of developed economies in 2002.

PORTFOLIO REVIEW

Bank of Ireland Asset Management (U.S.) Limited commenced management of the Touchstone International Equity Fund on May 1, 2002. For the twelve month period ended December 31, 2002, the Touchstone International Equity Fund returned
-23.58% under performing its benchmark, the MSCI EAFE Index, which returned -15.64% during the year. The single largest contributor to the Fund's under performance was its under exposure to Japan relative to the MSCI EAFE Index. As measured by MSCI, the Japanese equity market out performed the broader index by close to 10%. We continue to be believe that absent meaningful restructuring at the company and macro economic levels, investment opportunities in Japan will be limited. As a result, our stock selection process has produced an exposure to Japan of about 50% of its weight in the index. Also contributing to our relative under performance has been our preference for the export oriented companies in Japan. The relative strength of the yen has had a negative impact on stocks in this sector.

On an absolute level, despite a strong rally in the fourth quarter, stocks in the telecommunication, technology and financial services sectors were the worst performers for the full year.

Insurers were particularly hard hit during the year as falling equity markets raised concerns about the solvency ratios of many companies and their ability to write new business. Compounding the situation was higher than normal claims arising from the September 11th terrorist attacks and flooding in central Europe. Fund holding Swiss Reinsurance was particular impacted by the fallout in the sector. However, the world's number two reinsurance company has reserves totalling almost CHF 100 billion invested mostly in fixed income thus limiting its exposure to the stock markets and its recent operating results indicate it is beginning to benefit from the rise in premiums post 9/11. The insurance sector woes spilled over to the banking sector, helping to depress shares of the Dutch bank, ING Groep NV, which garners about two-thirds of its profits from its insurance operations. The bank possesses a strong balance sheet, bolstered by an increase in its capital position as it raised $1 billion through a debt offering in the fourth quarter, and has been able to control costs in a difficult environment. It should be noted that both stocks rebounded during the fourth quarter.

Mobile phone giant, U.K.-quoted Vodafone Group Plc's shares fell over the year as concerns arose over the ability of mobile operators to generate sufficient revenue from the next generation of mobile services - 3G - to justify the investments of the last few years. However, the company's shares have rebounded sharply from lows reached in the third quarter as its mobile phone markets and margins have continued to grow, enabling the company to generate considerable cashflow.

Also weighing on the Fund's performance over the year was the Dutch-quoted global supermarket operator Royal Ahold NV which fell as fears grew about its performance in its key U.S. market because of competitive pressures from Wal-Mart Stores Inc. Compounding this were troubles in its Latin American markets, particularly in Argentina.

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TOUCHSTONE INTERNATIONAL EQUITY FUND
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For the better part of 2002  investors  preferred  companies  that  continued to demonstrate visible earnings growth and stability. Many of these were located in the consumer staples and oil sectors. U.K. quoted Unilver, the world's leading producer of ice cream, rallied sharply in the third quarter as it produced earnings ahead of expectations. The company is successfully executing its 'path to growth' program under which it is shedding brands and cutting costs to focus on its most profitable products.

Shares of the Italian oil and gas company, ENI SpA advanced during the fourth quarter as it benefited from the sharp increase in crude oil prices and as it increased its upstream production capabilities. Similarly, France's Total Fina Elf SA was able to produce good results and is on track to meet its upstream production growth target of 10% for the full year. The company continues to benefit from productivity gains arising out of the acquisition of Petrofina and Elf Acquitaine, currently targeted at $3.4 billion by the end of 2003.

OUTLOOK

The final quarter of 2002 provided a snapshot of the difficulties facing investors. October and November registered strong gains amid rising optimism that markets were entering a bullish phase, pushing some stocks strongly ahead. By the end of December, much of those gains had evaporated as geopolitical tensions began to rise again.

We did not expect this brief rally to be sustained as much of the gains were made by 'high beta' stocks (stocks that rise and fall more than the overall market on average) at the expense of more defensive areas of the market. In our view, sustainable long-term gains in equity prices must come from growing earnings in line with the valuation multiples being paid for stocks.

Even after December's decline, valuations for many technology-related companies still appear stretched. We remain disposed to quality 'defensive' stocks, which tend to produce solid earnings growth over time. Overall, equity markets are likely to continue to trend sideways amid occasional bouts of volatility.

The low interest rate environment should provide a beneficial backdrop for equity markets. Interest rates in the U.S. are at a level last recorded in 1961 and we do not expect any significant movement in 2003. There may be more scope for the European Central Bank to ease rates further if inflation does moderate. This option could provide an extra boost for the German economy, in particular, if the region fails to respond to the most recent rate cut. As economic recovery takes hold, we believe corporate profits should improve although the level of improvement may be quite modest. However, we do not expect economic growth to be so strong as to prompt an aggressive rise in interest rates.

The possibility of a war with Iraq represents a significant risk to the global economy. Oil prices have risen sharply to the end of 2002 and a war would likely lead to a further spike in prices, at least in the short-term. Another potential obstacle to a global economic recovery could be foreign exchange turmoil if the U.S. dollar weakens too much. While we have believed for some time that the U.S. dollar has been overvalued, the extent of its decline could hurt economies, such as the Eurozone and Japan, that are heavily dependent on the American export market.

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TOUCHSTONE INTERNATIONAL EQUITY FUND
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                               [GRAPHIC OMITTED]

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                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone International Equity Fund
MSCI EAFE Equity Index (Major Index)

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-------------------------------------
    Average Annual Total Return
-------------------------------------
One Year     Five Years       Since
 Ended         Ended        Inception
12/31/02     12/31/02       11/21/94
(23.58%)      (6.50%)       (1.06%)
-------------------------------------
     Cumulative Total Return
-------------------------------------
         Since Inception
            11/21/94
             (8.32%)
-------------------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

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TOUCHSTONE INTERNATIONAL EQUITY FUND
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SCHEDULE OF INVESTMENTS
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                                                               December 31, 2002

 Shares                                                                Value

COMMON STOCKS - 100.6%

AUSTRALIA - 3.4%
  26,105   Fosters Brewing Group                                   $     66,149
   5,900   National Australia Bank                                      105,483
  12,542   News Corporation NPV                                          81,076
  13,800   Westpac Banking                                              106,848
--------------------------------------------------------------------------------
                                                                        359,556
--------------------------------------------------------------------------------
FINLAND - 1.2%
   8,214   Nokia OYJ                                                    130,590
--------------------------------------------------------------------------------
FRANCE - 8.7%
   5,382   Aventis SA                                                   292,560
   9,550   AXA                                                          128,178
   1,334   Lafarge SA                                                   100,513
   2,805   TotalFinaElf SA                                              400,619
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                                                                        921,870
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GERMANY - 6.1%
     598   Allianz AG                                                    56,541
   5,594   Bayer AG                                                     117,407
   5,585   Bayerische Motoren Werke AG                                  169,673
   1,554   Deutsche Bank AG                                              71,591
   5,781   E. On AG                                                     232,957
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                                                                        648,169
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GREAT BRITAIN - 30.5%
   5,600   3I Group Plc                                                  49,630
  45,170   Barclays Plc                                                 278,877
   5,340   Boots Plc                                                     50,163
  26,573   BP Plc                                                       182,884
  13,310   British American Tobacco                                     132,959
  19,267   Cadbury Schweppes Plc                                        120,195
  20,550   Compass Group Plc                                            108,845
  26,063   Diageo Plc                                                   283,432
  16,236   GlaxoSmithkline Plc                                          311,568
  21,000   Hilton Group Plc                                              55,783
  16,064   HSBC Holdings Plc                                            177,539
  13,873   Kingfisher Plc                                                49,470
  34,589   Lloyds TSB Group Plc                                         248,076
  18,100   Prudential Plc                                               127,921
  43,049   Shell Transport & Trading                                    283,282
   3,459   Smiths Industries Plc                                         38,758
  33,816   Tesco Plc                                                    105,342
  28,507   Unilever Plc                                                 271,229
 140,480   Vodafone Group Plc                                           256,690
   6,502   Wolseley Plc                                                  54,641
   9,250   WPP Group Plc                                                 70,288
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                                                                      3,257,572
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HONG KONG - 2.9%
  15,000   Cheung Kong Holdings                                          97,616
  12,000   Hong Kong Electric                                            45,394
 476,000   Petrochina                                                    94,609
  12,000   Sun Hung Kai Properties                                       71,092
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                                                                        308,711
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IRELAND - 0.5%
   4,391   Crh Plc                                                       54,143
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ITALY - 4.3%
  17,403   Eni SPA $                                                    276,680
  24,186   Telecom Italia SPA                                           183,503
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                                                                        460,183
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JAPAN - 13.7%
   1,510   Acom                                                          49,625
  10,000   Canon                                                        376,675
   5,000   Fuji Photo Film                                              163,057
   4,200   Honda Motor                                                  155,372
   1,900   Hoya                                                         133,049
   1,200   Nintendo                                                     112,143
      44   NTT Docomo                                                    81,200
     700   Rohm Company                                                  89,130
     400   SMC                                                           37,550
   1,600   Sony                                                          66,875
   4,700   Takeda Chemical Industries                                   196,444
--------------------------------------------------------------------------------
                                                                      1,461,120
--------------------------------------------------------------------------------
NETHERLANDS - 10.7%
  13,382   ABN Amro Holdings                                            218,791
   2,325   Heineken NV                                                   90,763
  16,504   ING Groep NV                                                 279,534
  10,687   Koninklijke Ahold NV                                         135,701
   9,902   Philips Electronics NV                                       173,532
   9,962   Reed Elsevier NV                                             121,792
   3,850   Tnt Post Group NV                                             62,421
   2,004   VNU NV                                                        52,259
--------------------------------------------------------------------------------
                                                                      1,134,793
--------------------------------------------------------------------------------
SOUTH KOREA - 2.3%
   1,640   Kookmin Bank ADR                                              57,974
   2,000   Posco ADR                                                     49,460
   1,056   Samsung Electronics, 144A, GDR                               140,712
--------------------------------------------------------------------------------
                                                                        248,146
--------------------------------------------------------------------------------
SPAIN - 3.4%
  27,149   Banco Santander Central Hispano                              186,326
  19,853   Telefonica*                                                  177,712
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                                                                        364,038
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SWITZERLAND - 12.9%
   1,975   Nestle SA                                                    418,511
   6,068   Novartis AG                                                  221,400
   2,838   Roche Holding AG                                             197,759
   3,627   Swiss Reinsurance                                            237,918
   6,026   UBS AG - Registered*                                         292,866
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                                                                      1,368,454
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 100.6%
(COST $12,250,928)                                                 $ 10,717,345
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6%)                          (69,005)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 10,648,340
--------------------------------------------------------------------------------
*    Non-income producing security.
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2002, this security was valued at $140,712 or 1.32% of net assets.
ADR  - American Depository Receipt.
GDR  - Global Depository Receipt.

The accompanying notes are an integral part of the financial statements.

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Industry sector  diversification of the International  Equity Fund's investments as a percentage of net assets as of December 31, 2002 was as follows:

     Industry                                                         Percentage
      Sector                                                          Net Assets

Banking                                                                  16.3%
Oil & Gas                                                                11.7%
Beverages, Food & Tobacco                                                11.4%
Pharmaceuticals                                                          11.3%
Insurance                                                                 7.8%
Telephone Systems                                                         7.7%
Retailers                                                                 6.0%
Media - Broadcasting & Publishing                                         3.9%
Electronics                                                               3.5%
Automotive                                                                3.1%
Industrial - Diversified                                                  2.7%
Restaurants                                                               2.7%
Food Retailers                                                            2.3%
Electric Utilities                                                        2.2%
Real Estate                                                               1.6%
Building Materials                                                        1.0%
Financial Services                                                        1.0%
Electrical Equipment                                                      0.8%
Communications                                                            0.7%
Transportation                                                            0.6%
Entertainment & Leisure                                                   0.5%
Cosmetics & Personal Care                                                 0.5%
Metals                                                                    0.5%
Electrical Equipment & Supplies                                           0.4%
Aerospace & Defense                                                       0.4%
Liabilities in excess of other assets                                    (0.6%)
--------------------------------------------------------------------------------
                                                                        100.0%
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

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TOUCHSTONE EMERGING GROWTH FUND
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MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
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TOUCHSTONE EMERGING GROWTH FUND

WESTFIELD CAPITAL MANAGEMENT, INC.

It was another very difficult year in small cap growth as every sector but financials produced negative returns for the year, most in double digits, resulting in a return of negative 30.26% for the Russell 2000 Growth. The third year in a row of negative returns produced a 3 year annualized rate of negative 21.11% for the benchmark. To be sure, small cap growth managers across the country are using the phrase 'Mean Reversion' as never before. While the timing of a comeback may be up for debate, there can be no question that this market anomaly has left small cap growth stocks undervalued on many measures relative to other style and cap ranges as well as to their historical means. While the markets have a tendency to move to extremes in the short term, we are quite positive on small cap growth, as value has led for 3 years in a row. We feel that the bear market is largely over and that the negative performance we have seen from small cap growth stocks will reverse in 2003 and 2004. At Westfield, we continued to add value on a relative basis in 2002 (down 22.31% versus down 30.26% for the Russell 2000 Growth) and have accomplished that through rigorous fundamental research. The fourth quarter proved to be difficult at the start as there was an apparent 'short squeeze' during October and November in many technology names that led the quarter in performance regardless of the fragile fundamentals. While we underperformed for the quarter (up 4.52% versus 7.51%), we outperformed for the 6th year in a row. We feel strongly that our approach to stock selection will continue to add value and that 2003 will yield a market where good stock pickers will once again outperform the broad indices.

We added a majority of the value in the healthcare sector during 2002. While the group performed very poorly (down 39.61% for the year and up only 2.07% for the quarter) our stock selection was strong and we were able to avoid many of the 'blow-up' stocks that hurt performance. During the quarter we reduced our exposure to healthcare services that had performed well and increased our weight in medical devices that focus on orthopedics as well as in biotechnology stocks. Despite the group's poor performance, a number of our names appreciated nicely during the year (Celgene up 25%, Wright Medical up 11% and Pediatrix up 9%) and stock selection helped contribute over 300 basis points over our benchmark.

The energy exposure also contributed to performance for the year both in terms of sector allocation as well as stock selection. We averaged a 6% overweight in the area and our names were down a little over 1% versus the index that was down over 7%. The impact during the fourth quarter was negligible; however, we feel this exposure will benefit the strategy in 2003. A majority of the energy weight is focused on natural gas companies. Regardless of the issues in the Middle East and Venezuela, there is a severe supply shortage resulting from a lack of drilling over the last 2 years. As the economy picks up, gas shortages are likely and these stocks should do well. Additionally, while we feel that the increase in oil prices is an incremental negative to the group and may impede economic growth, the benefit from industrial switching to gas should outweigh this consequence.

Our investment in the financial sector helped performance in the quarter as well as over the year. We have focused on the insurance companies as well as regional banks that have solid growth prospects. For the fourth quarter, Philadelphia Consolidated was our best performing security within Financials, up 20%. The insurance industry is one of the few areas in the economy that has pricing power and given the lack of additional capital flowing to this area we feel this dynamic should continue. For the year, UCBH has been our best performing stock (up 48%) and the company recently announced fourth quarter earnings per share growth of 25%. We feel that this is one of the best

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management  teams in the  industry  and that they will  continue  to impress the
'street' in 2003.

Our performance within the consumer sector detracted during the fourth quarter. Stocks that we owned were down almost 5% versus the consumer index that was nearly flat. For the year we have added value in this space and we added a senior analyst during the year to increase our coverage. P.F. Chang's was our best performing consumer stock in the quarter and was up 24%. The trends within the casual dining industry are positive and Chang's is a highly profitable concept that is generating enough cash to sustain a 30% growth rate without incurring debt into a potentially rising interest rate environment. Some of the names that hurt performance were Information Holdings and Entravision. We have sold our position in Information Holdings and feel that Entravision, a diversified media company that focuses on the growing Hispanic community, will benefit from the turn in advertising in 2003.

The technology sector once again added instability to the asset class, as it was down over 50% for the year despite being up 27% in the fourth quarter, but also down 15.75% in December. We have been underweighted in this area for some time based on our meetings with company managements and do not feel that the sector has the ability to lead the broader market in the near future. Our underweight contributed to performance for the year but hurt in the fourth quarter. We feel that performance of stocks in this area has been driven more by psychology than fundamentals and as a result, stock selection has been difficult. We continue to have two analysts covering the sector and will initiate a more meaningful position when we can demonstrate a solid turn in company management's confidence in their projections. While periods like October-November have been difficult, we have benefited over the last few years from our conviction and have avoided getting 'whipsawed' in this group.

While not typically considered a growth sector, industrials make up roughly 14% of the growth index and encompass a number of stocks with growth characteristics. Our presence in this group has included some regional airlines, healthcare related staffing and device companies as well as waste removal companies. We have been slightly overweight the classification which outperformed in 2002. Throughout the run in small growth stocks during 1999, and the decline since then, we have not changed our focus or research style. We remain committed to a fundamental approach and spend a great deal of time analyzing company management teams and each investment candidate's growth prospects and valuations relative to their peer groups. This strategy has consistently yielded outperformance and should continue to do so. We feel confident that 2003 will be an environment where stock picking adds, value over an indexing approach and we are looking forward to an uptick in the economy along with a conclusion to the geopolitical issues that are overhang on the markets.

10

-------------------------------
TOUCHSTONE EMERGING GROWTH FUND
-------------------------------

--------------------------------------------------------------------------------

TCW INVESTMENT MANAGEMENT COMPANY

The year 2002 comprised a series of dramatic events, which exacerbated stock market volatility. As we exited 2001, the portfolio staged a strong recovery from the post September 11 market decline. The good performance continued into early 2002 as the U.S. economy exhibited signs of emerging from the previous year's recession, with gross domestic product growing at a robust five percent rate. However, the underlying economic strength faded in the June to September period as inventory pipeline filling had run its course. Given the economic sensitive weighting in our portfolio, our company holdings witnessed softening earnings during the September quarter, causing their stocks to sustain price declines. This, coupled with the onset of the worst bear market in a generation, resulted in significant portfolio losses. However, the portfolio rebounded dramatically in the fourth quarter, reinforcing our belief that the bear market has ended. The year end rally, moreover, could signal the beginning of the next bull market.

Given the attractive valuations created by the bear market pressures, we seized the opportunity to position the portfolio for the eventual economic recovery. Our portfolio staged a powerful recovery at yearend as the confluence of improving corporate profits, employment trends and general economic conditions forced investors back into equities.

For investors, the third quarter of 2002 will most likely be remembered as one of the most brutal periods on record. While the early stages of this worst bear market in a generation appeared to be confined to internet and technology stocks, it ultimately spread to virtually every sector of the market, wiping out trillions of dollars in capitalization. From its peak in March 2000 through this past September, the NASDAQ Index declined more than 76%, while the S&P 500 was down 45%. In no other period in history, excepting 1929-1932 has there been stock market losses of this magnitude.

Our relative underperformance is attributable to the portfolio's overweight position in basic industry, consumer and technology holdings and underweight in financials versus the benchmarks. By being heavily weighted in interest sensitive equities, the benchmarks benefited mightily from the strong bond market. Our sector weightings are driven strictly by bottom up valuation and individual stock selection. Going forward, we believe this mismatch versus the benchmark will yield significant out performance given the relative attractive valuation of our holdings versus the composition of the indices.

Early this year, as the economy expanded, and order bookings improved, the managements of our portfolio holdings were optimistic about an earnings recovery in this year's second half. We, too, were positively inclined about improving business conditions and attractive valuations of many industrial, capital goods, technology and consumer companies who weathered last year's downturn with strong balance sheets and lean cost structures. As we exited last year, we judiciously repositioned the portfolio into the attractively priced equities across these industry sectors. When the economy suddenly softened in the second quarter, and again in the third quarter, our portfolio holdings declined as the market questioned near term earnings visibility. Nevertheless, we remain bullish on the appreciation potential of the portfolio.

It has always been our philosophy that valuation ultimately wins out over fear and emotion. Given the historically low valuations of the Fund's holdings, we expect substantial appreciation potential over the next market up cycle. Just as the irrational exuberance of the previous bull market catapulted equities into overvalued territory, we feel that the bear market overreacted on the

-------------------------------
TOUCHSTONE EMERGING GROWTH FUND
-------------------------------

--------------------------------------------------------------------------------

downside, pushing many stocks down to below intrinsic asset value.

As disciplined, opportunistic managers steeped in "Graham and Dodd" value investing, we are taking advantage of this market decline to build a portfolio of excellent companies with superb business fundamentals and prospects for robust profitability. As we accumulate these positions the market may have more downside. During this period, we continue to upgrade the portfolio. It is during periods of maximum pessimism that we are afforded the opportunity to invest in great companies at prices not seen in a generation. We expect to generate significant returns as the market recovers.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Emerging Growth Fund
Russell 2000 (Major Index)

--------------------------------------------------------------------------------

-------------------------------------
    Average Annual Total Return
-------------------------------------
One Year     Five Years       Since
 Ended         Ended        Inception
12/31/02     12/31/02       11/21/94
(22.31%)       8.25%         12.86%
-------------------------------------
     Cumulative Total Return
-------------------------------------
         Since Inception
            11/21/94
             166.70%
-------------------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

12

-------------------------------
TOUCHSTONE EMERGING GROWTH FUND
-------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                Value

COMMON STOCKS - 92.4%

ADVERTISING - 0.2%
   3,550   Interpublic Group of
           Companies, Inc. (The)                                   $     49,984
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.8%
  32,700   Armor Holdings*                                              450,279
--------------------------------------------------------------------------------
AIRLINES - 2.4%
  29,400   Atlantic Coast Airlines Holdings*                            353,682
  20,400   Skywest                                                      266,628
--------------------------------------------------------------------------------
                                                                        620,310
--------------------------------------------------------------------------------
BANKING - 7.5%
   1,950   Banknorth Group                                               44,070
  21,800   East West Bancorp                                            786,543
   1,950   Silicon Valley Bancshares*                                    35,588
  15,800   Southwest Bancorp of Texas*                                  455,198
  12,900   UCBH Holdings                                                547,605
     800   Valley National Bancorp                                       21,096
--------------------------------------------------------------------------------
                                                                      1,890,100
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 0.2%
   3,450   Hain Celestial Group*                                         52,440
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.2%
  16,100   CV Therapeutics*                                             293,342
--------------------------------------------------------------------------------
CHEMICALS - 0.2%
   2,650   Agrium                                                        29,972
     700   Rohm and Haas Company                                         22,736
--------------------------------------------------------------------------------
                                                                         52,708
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 8.3%
   1,900   Anixter International*                                        44,175
  16,200   Career Education*                                            648,000
   3,400   Convergys*                                                    51,510
  18,000   Corporate Executive Board
           Company (The)*                                               574,560
   6,750   PerkinElmer                                                   55,688
  43,700   Sylvan Learning Systems*                                     716,679
--------------------------------------------------------------------------------
                                                                      2,090,612
--------------------------------------------------------------------------------
COMMUNICATIONS - 0.1%
  16,100   Agere Systems, Class A*                                       23,184
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 3.6%
   9,600   Aspen Technology, Inc.*                                       27,168
  26,900   Borland Software*                                            330,870
     800   KLA-Tencor Corporation*                                       28,296
   3,900   Macromedia*                                                   41,535
   3,050   Network Associates*                                           49,075
  24,500   Precise Software Solutions*                                  404,495
   4,050   Unisys Corp.*                                                 40,095
--------------------------------------------------------------------------------
                                                                        921,534
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 0.3%
   7,700   Maxtor*                                                       38,962
   4,950   Symbol Technologies                                           40,689
--------------------------------------------------------------------------------
                                                                         79,651
--------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE - 0.2%
   1,900   Estee Lauder                                                  50,160
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 3.2%
  18,100   CheckFree Corp.*                                             289,618
  26,200   NDCHealth                                                    521,380
--------------------------------------------------------------------------------
                                                                        810,998
--------------------------------------------------------------------------------
ELECTRONICS - 3.6%
   3,700   Arrow Electronics*                                      $     47,323
     650   EMCOR Group, Inc.*                                            34,457
   4,850   LSI Logic*                                                    27,985
   4,550   National Semiconductor*                                       68,295
  35,800   Power Integrations*                                          608,599
   2,350   Tektronix*                                                    42,747
   2,600   Teledyne Technologies*                                        40,768
   4,000   Vishay Intertechnology*                                       44,720
--------------------------------------------------------------------------------
                                                                        914,894
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 0.2%
   3,400   Metro-Goldwyn-Mayer*                                          44,200
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 3.5%
  23,300   Waste Connections*                                           899,613
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.2%
   1,350   Countrywide Credit Industries                                 69,728
  12,200   RenaissanceRe Holdings Ltd.                                  483,120
--------------------------------------------------------------------------------
                                                                        552,848
--------------------------------------------------------------------------------
HEALTH CARE DISTRIBUTORS - 1.7%
  13,700   Stericycle*                                                  443,592
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT - 0.9%
   8,200   Wilson Greatbatch Technologies*                              239,440
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - 7.2%
  39,200   Alliance Imaging*                                            207,760
  31,200   Cross Country*                                               435,240
   2,500   Health Net*                                                   66,000
  23,900   Manor Care*                                                  444,779
   5,300   Pediatrix Medical Group, Inc.*                               212,318
  33,700   Select Medical*                                              454,612
--------------------------------------------------------------------------------
                                                                      1,820,709
--------------------------------------------------------------------------------
HEAVY MACHINERY - 0.6%
   1,500   Cummins                                                       42,195
   1,450   Pall                                                          24,186
   1,950   Phelps Dodge                                                  61,718
   1,400   York International                                            35,798
--------------------------------------------------------------------------------
                                                                        163,897
--------------------------------------------------------------------------------
INSURANCE - 4.0%
     450   Anthem, Inc.*                                                 28,305
  13,800   Philadelphia Consolidated Holding*                           488,520
   3,400   Phoenix Companies*                                            25,840
  18,050   Platinum Underwriters Holdings, Ltd.*                        475,618
--------------------------------------------------------------------------------
                                                                      1,018,283
--------------------------------------------------------------------------------
INTERNET SOFTWARE SERVICES - 0.3%
   5,900   Digital River, Inc.*                                          70,505
--------------------------------------------------------------------------------
LODGING - 1.3%
  22,000   Extended Stay America*                                       324,500
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 2.0%
   1,100   Belo                                                          23,452
  44,900   Entravision Communications, Class A*                         448,102
     650   Meredith                                                      26,722
   1,400   Readers Digest Association, Class A                           21,140
--------------------------------------------------------------------------------
                                                                        519,416
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

-------------------------------
TOUCHSTONE EMERGING GROWTH FUND
-------------------------------

--------------------------------------------------------------------------------

 Shares                                                                Value

COMMON STOCKS - CONTINUED

MEDICAL SUPPLIES - 4.0%
   1,100   Beckman Coulter, Inc.                                   $     32,472
  58,150   PSS World Medical*                                           397,746
   5,600   Teradyne*                                                     72,856
   1,300   Waters*                                                       28,314
  27,600   Wright Medical Group*                                        481,868
--------------------------------------------------------------------------------
                                                                      1,013,256
--------------------------------------------------------------------------------
METALS - 0.2%
   4,300   AK Steel Holding Corp.                                        34,400
     500   Commscope Inc.*                                                3,950
--------------------------------------------------------------------------------
                                                                         38,350
--------------------------------------------------------------------------------
OIL & GAS - 6.2%
  71,800   Chesapeake Energy                                            555,732
   1,000   Cooper Cameron*                                               49,820
     850   Devon Energy                                                  39,015
   1,800   Ensco International                                           53,010
  13,900   Helmerich & Payne                                            387,949
   3,700   Pride International*                                          55,130
  54,500   Superior Energy Services*                                    446,900
--------------------------------------------------------------------------------
                                                                      1,587,556
--------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES - 3.0%
  17,300   Seacor Smit*                                                 769,850
--------------------------------------------------------------------------------
OIL & GAS EXPLORING & PRODUCTION - 2.4%
  42,300   W-H Energy Services*                                         617,157
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.2%
  32,100   Celgene*                                                     689,187
   2,600   Trimeris, Inc.*                                              112,034
--------------------------------------------------------------------------------
                                                                        801,221
--------------------------------------------------------------------------------
RESTAURANTS - 4.1%
  14,700   Cheesecake Factory (The)*                               $    531,405
  14,100   P.F. Chang's China Bistro*                                   511,830
--------------------------------------------------------------------------------
                                                                      1,043,235
--------------------------------------------------------------------------------
RETAILERS - 6.5%
   2,300   American Eagle*                                               31,694
  18,400   Cost Plus*                                                   527,527
  26,500   Guitar Center, Inc.*                                         438,840
   3,550   J.C. Penny Company                                            81,686
   1,900   Talbots                                                       52,307
  19,100   Williams-Sonoma*                                             518,565
--------------------------------------------------------------------------------
                                                                      1,650,619
--------------------------------------------------------------------------------
SEMI-CONDUCTORS - 3.9%
  30,300   Brooks Automation*                                           347,238
  14,100   Semtech Corporation*                                         153,972
  20,900   Varian Semiconductor*                                        496,605
--------------------------------------------------------------------------------
                                                                        997,815
--------------------------------------------------------------------------------
TELECOM EQUIPMENT - 2.0%
  30,800   Advanced Fibre Communication*                                513,744
--------------------------------------------------------------------------------
TRANSPORTATION - 0.2%
   2,100   Alexander & Baldwin                                           54,159
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 92.4%
(COST $23,181,729)                                                 $ 23,484,161
OTHER ASSETS IN EXCESS OF LIABILITIES - 7.6%                          1,923,680
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 25,407,841
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

14

-------------------------------
TOUCHSTONE SMALL CAP VALUE FUND
-------------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE SMALL CAP VALUE FUND

The past year has been very difficult and disappointing for U.S. equity investors. Early in the year, small cap value issues were, generally, the one bright spot in the market. However, during the second and third quarters, particularly in July and September, severe price declines occurred in equities, regardless of capitalization or style. After the major indices declined 22% or more in the third quarter, small cap, mid cap, large cap, as well as growth and value indices were all posting sharp losses by year-end. Throughout the year, volatility remained extremely high as investors reacted to inconsistent economic data, disappointing earnings announcements, geo-political events as well as the fallout from some of the largest bankruptcies in U.S. history (including Enron, Global Crossing, WorldCom and U.S. Airways), and the resulting reports of corporate malfeasance and fraudulent accounting. Although the market hoped for a "Santa Claus" rally, the major indices posted strong positive returns for the fourth quarter. The Federal Reserve's aggressive interest rate cut on November 6th was viewed as an "insurance policy" against a double-dip recession and year-end economic data provided further evidence that economic growth continued to be positive, albeit extremely modest.

Ark Asset Management Company's small cap value strategy combines a systematic quantitative approach with traditional fundamental analysis. A key part of the process is the quantitative analysis of individual securities. A six-factor model statistically identifies and ranks the eligible universe of small cap stocks by their relative attractiveness and determines the portfolio's purchase and sale candidates. Transactions in the Fund are driven by objective changes in the evolving quantitative rankings. A stock can be added to the Fund when it ranks in the top 20% of our stock research universe and our model indicates that there will be an upward acceleration in the earnings estimate. The portfolio construction process provides that sector weights will always be controlled to within +/- 5 percentage points of the Russell 2000 sector weights under all market circumstances. The Fund's strategy is to provide incremental returns from individual security selection.

Since the inception of Ark's management (5/2/02), the Touchstone Small Cap Value Fund declined 20.3%, outperforming its primary benchmark, the Russell 2000 Index (-24.3%), as well as the Russell 2000 Value Index (-22.1%). The relative outperformance during this period was driven by stock selection, particularly in the Technology and Health Care sectors as well as the Consumer sectors (Discretionary and Staples).

OUTLOOK

While this was the third consecutive negative year for the overall equity market, 2002 was the first year of negative returns for small cap value stocks (as represented by the Russell 2000 Value Index) since the bear market began. Going forward, the ingredients for an improving economy are in place, creating a strong foundation for positive stock returns. Many companies have become leaner and more efficient, which should translate into better profit margins and earnings with any modest pick up in sales. In addition, interest rates are near 40-year lows and the Federal Reserve is using a variety of measures to push liquidity into the system in an effort to keep the economy on track. The main caveat to this outlook centers on geo-political events. The North Korean nuclear conflict, heightened threat of war with Iraq and Venezuelan oil strike all serve to increase uncertainty going forward. The tremendous uncertainty over growing conflicts could raise the risk premium for this asset class and derail investor enthusiasm for stocks. Eventually, however, we believe that better earnings and an improving economy will be a recipe for better equity returns.

-------------------------------
TOUCHSTONE SMALL CAP VALUE FUND
-------------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Small Cap Value Fund
Russell 2000 (Major Index)
Russell 2000 Value (Minor Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          05/01/99
(22.55%)           (4.74%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
         5/01/99
        (16.31%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

16

-------------------------------
TOUCHSTONE SMALL CAP VALUE FUND
-------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                               Value

COMMON STOCKS - 97.7%

AUTOS & TRANSPORTATION - 4.0%

   1,400   BorgWarner, Inc.                                        $     70,588
   6,200   Cooper Tire & Rubber                                          95,108
  13,200   Tower Automotive*                                             59,400
   3,700   U.S. Freightways                                             106,375
--------------------------------------------------------------------------------
                                                                        331,471
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 19.6%
  12,400   Callaway Golf                                                164,300
   3,700   CBRL Group                                                   111,481
   4,700   CEC Entertainment*                                           144,290
   4,300   Furniture Brands International*                              102,555
   7,900   GTECH Holdings*                                              220,094
   2,800   Jack In The Box*                                              48,412
   9,200   Pier 1 Imports                                               174,156
   4,400   Rare Hospitality International*                              121,528
  14,800   Tetra Tech*                                                  180,560
   2,800   Valassis Comm*                                                82,404
   9,100   Wolverine World Wide, Inc.                                   137,501
   4,000   Zale Corporation*                                            127,600
--------------------------------------------------------------------------------
                                                                      1,614,881
--------------------------------------------------------------------------------
CONSUMER STAPLES - 5.6%
   3,200   Church & Dwight Co., Inc.                                     97,376
   4,600   Constellation Brands, Class A*                               109,066
   1,200   Dean Foods*                                                   44,520
   5,800   Ralcorp Holdings*                                            145,812
   2,100   Robert Mondavi, Class A*                                      65,100
--------------------------------------------------------------------------------
                                                                        461,874
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 21.8%
   5,300   Astoria Financial                                            143,895
   1,800   City National                                                 79,182
   3,980   Fidelity National Financial                                  130,663
   2,200   Financial Federal*                                            55,286
   7,300   First American Corp.                                         162,060
   3,800   GATX                                                          86,716
   8,100   HCC Insurance Holdings                                       199,260
   5,800   Hudson United Bancorp                                        180,380
   9,200   Indymac Bancorp, Inc.                                        170,108
   6,900   NCO Group*                                                   110,055
   3,700   PMI Group                                                    111,148
   1,100   RLI Corporation                                               30,690
   5,000   Roslyn Bancorp                                                90,150
  10,400   United Rentals, Inc.*                                        111,904
   5,100   Washington Federal                                           126,735
--------------------------------------------------------------------------------
                                                                      1,788,232
--------------------------------------------------------------------------------
HEALTH CARE - 12.3%
   5,200   Albany Molecular Research*                                    76,913
   3,200   Covance*                                                      78,688
   2,600   Dentsply International                                        96,821
   1,900   Henry Schein*                                                 85,500
   2,700   Mentor                                                       103,950
   2,600   Mid Atlantic Medical Services*                                84,240
  14,300   Orthodontic Centers of America                               156,013
   6,200   Owens & Minor, Inc.                                          101,804
   7,100   Renal Care Group*                                            224,645
--------------------------------------------------------------------------------
                                                                      1,008,574
--------------------------------------------------------------------------------
MATERIALS & PROCESSING - 7.0%
   4,500   Cytec Industries*                                       $    122,760
   7,100   Dycom Industries*                                             94,075
   2,200   Jacobs Engineering Group*                                     78,320
   5,800   Owens-Illinois, Inc.*                                         84,564
  16,600   Quanta Services*                                              58,100
   8,200   Shaw Group*                                                  134,890
--------------------------------------------------------------------------------
                                                                        572,709
--------------------------------------------------------------------------------
OTHER ENERGY - 3.8%
   4,500   Helmerich & Payne                                            125,595
   2,300   Seacor Smit*                                                 102,350
  18,400   Tesoro Petroleum*                                             83,168
--------------------------------------------------------------------------------
                                                                        311,113
--------------------------------------------------------------------------------
PRODUCER DURABLES - 5.5%
   6,900   Andrew Corporation*                                           70,932
   1,500   Beazer Homes U.S.A.*                                          90,900
  11,500   Cable Design Technologies
           Corporation*                                                  67,850
   3,800   Pentair                                                      131,290
   6,900   Photronics*                                                   94,530
--------------------------------------------------------------------------------
                                                                        455,502
--------------------------------------------------------------------------------
TECHNOLOGY - 13.6%
   7,800   Acxiom*                                                      119,964
   4,100   Adtran*                                                      134,890
  11,300   Advanced Digital Information*                                 75,823
   5,100   American Management Systems, Inc.                             61,149
   6,200   Anixter International*                                       144,150
  11,400   Autodesk, Inc.                                               163,020
   6,500   Eletronics For Imaging*                                      105,697
   3,800   Hyperion Solutions*                                           97,546
   8,800   Pioneer Standard Electronics                                  80,784
   5,400   Reynolds & Reynolds Company
           (The) - Class A                                              137,538
--------------------------------------------------------------------------------
                                                                      1,120,561
--------------------------------------------------------------------------------
UTILITIES - 4.5%
   9,100   Allete                                                       206,388
   3,600   PNM Resources                                                 85,752
   3,400   WGL Holdings                                                  81,328
--------------------------------------------------------------------------------
                                                                        373,468
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 97.7%
(COST $9,608,544)                                                  $  8,038,385
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3%                            187,832
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $  8,226,217
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

----------------------------
TOUCHSTONE GROWTH/VALUE FUND
----------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE GROWTH/VALUE FUND

The reconnect with economic and financial reality is underway. For the better part of 2002, stock prices deteriorated while the economy was recovering from recession and corporate profits recorded improving trends. Bankruptcies, corporate malfeasance, re-regulation, Wall Street's shattered credibility, Middle East crises, and pervasive distrust of institutional America drove a psychological spike into the heart of the equity market. As time has passed and the shock has been absorbed in valuations, investors are revisiting the issues with a more realistic mindset. Market participants are slowly discovering the enormous imbalance that exists between the valuations of fixed-income instruments and equities.

If investors' most burdensome fears do not materialize, selling pressure will continue to dissipate and the bias will shift toward accumulating stocks. The absence of new disclosures in corporate America and Wall Street has lessened investor anxiety and assisted a refocusing upon the improving fundamentals. What is being lost in the rhetoric of the media and then investor's focus upon the past is the improving profitability of corporate America. This rise follows six quarters of declining profitability. Rising corporate profits and cash flow should continue to support the capital spending cycle, which appears to be in its early stages.

Near-term concerns surrounding fourth quarter 2002 growth, deflation, and the crisis with Iraq may be overshadowing other emerging developments. First, China with its population of over 1 billion people, not Japan, appears to be the engine of growth in the Asian community of nations. Budding entrepreneurship is stimulating business activity. Second, fiscal stimulus has been elevated to a higher priority as the complexion of Congress has shifted. Third, looking beyond the immediate conflict with Iraq may be too vague to offer much comfort to investors. While no one can predict the financial market with any certainty, the 1991 Gulf War with its quick resolution and the sharp decline in oil prices that followed, as well as the reconstruction after WWII and the Marshal Plan might shed some light on our future economy. Reducing the uncertainty will be an important catalyst for the next leg of an emerging bull market. We feel that the reconnect between shareholders and the underlying fundamentals of the current market environment has much more to contribute to investor returns.

The financial markets should anticipate, at the very least, a relatively stable interest short-term rate environment for some time. As developments in the Middle East unfold, the Fed appears prepared to respond to the unexpected events.

Key drivers for growth equities in 2003 include an economy that is in its fifteenth month of recovery, corporate profits that have risen for two straight quarters and are expected to continue accelerating through 2003, increased capital spending on Equipment & Software, up 3.3% in the June quarter and up 6.6% in the September quarter, companies that are reporting record operating margins, and interest rates that are at 41-year lows.

18

----------------------------
TOUCHSTONE GROWTH/VALUE FUND
----------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Growth/Value Fund
S&P 500 (Major Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02           5/01/01
(36.30%)          (30.04%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
         5/01/01
        (44.90%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 2001.

----------------------------
TOUCHSTONE GROWTH/VALUE FUND
----------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                Value

COMMON STOCKS - 98.9%

AEROSPACE & DEFENSE - 5.5%
     900   General Dynamics                                        $     71,433
   1,200   L-3 Communications Holdings, Inc.*                            53,892
   1,350   Lockheed Martin                                               77,963
--------------------------------------------------------------------------------
                                                                        203,288
--------------------------------------------------------------------------------
Biotechnology - 11.3%
   2,000   Amgen*                                                        96,679
   2,400   Genentech*                                                    79,584
   2,400   Genzyme*                                                      70,968
   2,725   IDEC Pharmaceuticals*                                         90,388
   2,800   MedImmune*                                                    76,076
--------------------------------------------------------------------------------
                                                                        413,695
--------------------------------------------------------------------------------
BUSINESS SERVICES - 2.5%
   2,700   Fiserv*                                                       91,665
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 11.5%
   2,300   Microsoft*                                                   118,910
  11,700   Oracle*                                                      126,359
   3,850   PeopleSoft*                                                   70,455
   1,200   Symantec Corp.*                                               48,540
   3,500   Veritas Software*                                             54,670
--------------------------------------------------------------------------------
                                                                        418,934
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 3.9%
  13,000   EMC*                                                          79,820
  20,200   Sun Microsystems*                                             62,822
--------------------------------------------------------------------------------
                                                                        142,642
--------------------------------------------------------------------------------
CONSUMER PRODUCTS - 2.2%
   2,350   International Flavors and Fragrances                          82,485
--------------------------------------------------------------------------------
ELECTRONICS - 7.0%
   3,100   Analog Devices*                                               73,997
   4,100   Broadcom, Class A*                                            61,746
   4,400   Intel                                                         68,508
   3,550   Texas Instruments                                             53,286
--------------------------------------------------------------------------------
                                                                        257,537
--------------------------------------------------------------------------------
ENERGY - 2.0%
   2,300   Smith International, Inc.*                                    75,026
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 9.7%
   2,300   Citigroup                                                     80,937
   1,150   Goldman Sachs Group                                           78,315
   2,300   Merrill Lynch                                                 87,285
   2,300   Wells Fargo                                                  107,801
--------------------------------------------------------------------------------
                                                                        354,338
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - 2.4%
   5,000   Health Management Associates,
           Class A $                                                     89,500
--------------------------------------------------------------------------------
MEDIA - 4.8%
   1,090   E.W. Scripps Company                                          83,876
   3,600   Fox Entertainment Group - Class A*                            93,348
--------------------------------------------------------------------------------
                                                                        177,224
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 9.0%
   3,800   Biomet                                                       108,908
   2,450   Invitrogen Corp.*                                             76,759
   1,450   Quest Diagnostics*                                            82,505
   2,800   Waters*                                                       60,984
--------------------------------------------------------------------------------
                                                                        329,156
--------------------------------------------------------------------------------
PHARMACEUTICALS - 4.7%
   3,180   Biovail*                                                      83,984
   2,900   Pfizer, Inc.                                                  88,653
--------------------------------------------------------------------------------
                                                                        172,637
--------------------------------------------------------------------------------
RESTAURANTS - 2.4%
   2,700   Brinker International*                                        87,075
--------------------------------------------------------------------------------
RETAILERS - 5.3%
   3,200   Home Depot                                                    76,672
     700   Michaels Stores, Inc.*                                        21,910
   3,200   Target                                                        96,000
--------------------------------------------------------------------------------
                                                                        194,582
--------------------------------------------------------------------------------
SEMI-CONDUCTOR EQUIPMENT - 3.8%
   4,900   Applied Materials*                                            63,847
   2,700   Novellus Systems*                                             75,816
--------------------------------------------------------------------------------
                                                                        139,663
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.6%
   7,300   Cisco Systems*                                                95,630
--------------------------------------------------------------------------------
TRANSPORTATION - 8.3%
   3,300   Expeditors International of
           Washington, Inc.                                             107,745
   2,300   Fedex                                                        124,706
   3,500   Swift Transportation Co., Inc.*                               70,063
--------------------------------------------------------------------------------
                                                                        302,514
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 98.9%
(COST $5,285,739)                                                  $  3,627,591
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%                             38,698
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $  3,666,289
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

20

--------------------------------
TOUCHSTONE LARGE CAP GROWTH FUND
--------------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP GROWTH FUND

The decline in the equity markets in 2002 was the third consecutive down year for stocks, a streak not seen since 1939-1941. The causes of the poor equity returns have been widely discussed. These include a sluggish economic recovery and lower than expected earnings, particularly in the technology sector. Other concerns combined to produce a record drop in the P/E ratio investors were willing to pay for stocks. Risk aversion was rampant during the year 2002. Fraudulent financial reports, the fear of terrorism and the potential showdown with Iraq weigh on the minds of investors as they seek asylum and shelter in bonds and cash equivalents.

After falling to new lows for the year in early October, stocks staged a powerful recovery to provide positive returns for the fourth quarter. Growth stocks, as measured by the Russell 1000 Growth Index, rose 7.2% for the quarter but that was not nearly enough to overcome previous declines and it finished the year -27.9%. The Touchstone Large Cap Growth followed a similar pattern but declined 34.5% for the full year.

Fraudulent accounting and corporate malfeasance were in the spotlight for most of the year. While we managed to avoid several of the biggest perpetrators such as WorldCom, Enron, and Adelphia Communications, we were impacted by our investment in Tyco and Tenet Healthcare.

These two stocks are largely responsible for the funds underperformance of the benchmark. In fact, on a sector basis, health care and industrials were our weakest performers relative to the benchmark indicating the weight associated with those stock declines.

We believe that the year 2003 will mark a turning point. With stocks declining by double-digit rates in each of the last three years, the three-year return on stocks is at a level not experienced since the great depression of 1929. As we enter 2003, many of the concerns that wreaked havoc on stocks have been widely recognized and discounted. The market as a whole is trading at a P/E level of about 16x, a level not seen since 1996-1997. This has occurred while interest rates have trended near 40 year lows in the face of fiscal stimulus that is almost unrivaled in recent history. The same forces that sent investors seeking shelter in bonds and cash in recent years are now conspiring against them. We find the risk/return tradeoff compelling and favor a greater emphasis on stocks over bonds.

Still, it is expected to be a rocky, uneven path. The risk of war and the uncertainty of diplomatic solutions we believe will create an atmosphere of caution until the demise of these events is better understood or solved. The economy is expected to continue its moderate recovery and corporate profits are forecast to advance at a double-digit rate. In this environment we favor high quality companies with a preference for earnings visibility and predictability. Currently, areas of particular focus are pharmaceuticals and financial services. We have been increasing our weights in each of these industries. However, as the economy begins to grow at higher rates it will be profitable to again focus on cyclicals such as technology and industrials that stand to experience earnings acceleration.

While many hurdles remain, strong monetary and fiscal stimulus should provide a positive backdrop for the economy and an improving equity market. We look forward to a better 2003.

--------------------------------
TOUCHSTONE LARGE CAP GROWTH FUND
--------------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Large Cap Growth Fund
S&P 500 (Major Index)
Russell 1000 Growth Index (Minor Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          05/01/01
(34.48%)          (27.19%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        05/01/01
        (41.10%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 2001.

22

--------------------------------
TOUCHSTONE LARGE CAP GROWTH FUND
--------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                Value

COMMON STOCKS - 83.2%

CONSUMER DISCRETIONARY - 14.9%
   4,500   Bed Bath & Beyond*                                      $    155,385
   2,500   Harley-Davidson                                              115,500
   2,400   KOHLS*                                                       134,280
   3,600   Lowes Companys'                                              135,000
   4,300   Staples, Inc.*                                                78,690
   3,500   Viacom, Inc. - Class A*                                      142,835
   3,500   Wal-Mart Stores, Inc.                                        176,785
--------------------------------------------------------------------------------
                                                                        938,475
--------------------------------------------------------------------------------
CONSUMER STAPLES - 7.9%
   1,250   Anheuser-Busch                                                60,500
   2,450   Colgate-Palmolive                                            128,453
   3,450   Darden Restaurants, Inc.                                      70,553
   1,950   PepsiCo                                                       82,329
   1,000   Procter & Gamble Co.                                          85,940
   1,250   Whole Foods Market, Inc.*                                     65,913
--------------------------------------------------------------------------------
                                                                        493,688
--------------------------------------------------------------------------------
ENERGY - 3.2%
   4,150   BJ Services*                                                 134,086
   1,650   Weatherford International Ltd.*                               65,885
--------------------------------------------------------------------------------
                                                                        199,971
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 12.1%
   4,650   Bank of New York Co., Inc.                                   111,414
   3,250   Federal Home Loan
           Mortgage Corporation                                         191,913
   2,400   Fifth Third Bancorp                                          140,520
   4,500   SEI Investments                                              122,310
   1,900   SLM Corp.                                                    197,334
--------------------------------------------------------------------------------
                                                                        763,491
--------------------------------------------------------------------------------
HEALTH CARE - 19.2%
   3,850   Amgen*                                                  $    186,109
   2,800   Cardinal Health, Inc.                                        165,732
   6,400   Caremark Rx*                                                 104,000
   3,150   Johnson & Johnson                                            169,187
   2,000   Lilly (Eli) & Company                                        127,000
   4,400   Medtronic                                                    200,639
   6,300   Pfizer                                                       192,591
   3,900   Tenet Healthcare*                                             63,960
--------------------------------------------------------------------------------
                                                                      1,209,218
--------------------------------------------------------------------------------
INDUSTRIAL - 6.3%
     700   3M CO.                                                        86,310
   2,150   Apollo Group, Class A*                                        94,600
   4,950   BISYS Group*                                                  78,705
   5,700   General Electric                                             138,795
--------------------------------------------------------------------------------
                                                                        398,410
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 19.6%
   3,250   Affliated Computer Svcs. - Class A*                          171,113
  14,750   Cisco Systems*                                               193,224
   2,600   Dell Computer Corp.*                                          69,524
   2,350   First Data                                                    83,214
   4,600   Intel                                                         71,622
   1,750   Intuit, Inc.*                                                 82,110
   4,400   Microsoft*                                                   227,479
   2,750   Qlogic*                                                       94,903
   7,000   SunGard Data Systems*                                        164,920
   4,250   Veritas Software*                                             66,385
--------------------------------------------------------------------------------
                                                                      1,224,494
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 83.2%
(COST $6,124,980)                                                  $  5,227,747
OTHER ASSETS IN EXCESS OF LIABILITIES - 16.8%                         1,056,533
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $  6,284,280
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

23

---------------------------
TOUCHSTONE ENHANCED 30 FUND
---------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE ENHANCED 30 FUND

We have just been through the most severe bear market since the Great Depression seventy years ago. Yet after we experienced a mild recession in 2001, our economy grew in excess of 3% last year. This is an incredibly resilient economy.

While the economy will continue modest growth this year, war fears will restrain the pace of stock market gains.

Money market funds yield less than 1%, 10-year Treasuries only 4%, and high grade (if there are any) corporate bonds 5.5%. Stocks should beat those returns, particularly if President Bush's plan to exempt dividends from taxation becomes law.

We forecast that earnings growth will be 7% a year over the balance of this decade. If we add in the dividend yield, 1.9%, that gives us an expected total return of about 8.9% for the balance of the decade. It assumes no change in the price/earnings ratio, which is now about 17x earnings.

In 2002, the popular S&P 500 Index experienced a -22% total return, and the Dow Industrial Average, a -15% return. The Touchstone Enhanced 30 Fund's return was -22.7%. The cumulative return (since inception) is -29.6%, which compares favorably with the -31% for the S&P 500, but lagged the -18% return for the Dow.

It is interesting to note that since December 1974 the Dow has returned slightly more than the S&P 500, 13.6% versus 13.5%. Thus, the Dow Industrial Average remains a challenging benchmark.

We  replaced  AT&T,   Alcoa,   Caterpillar,   Eastman  Kodak,   General  Motors,
International Paper and J.P. Morgan-Chase with Bank of America, Best Buy, Cardinal Health, Cisco Systems, Computer Sciences, Kimberly-Clark and Wellpoint Health.

Our emphasis on growth and stability versus the Dow is demonstrated in the following graph:

                               [GRAPHIC OMITTED]

-----------------------------------------------------------------------------------------------

                                  Similiar P/E         Faster Growth         Less Cyclical
                              Price/Earnings Ratio    Proj. EPS Growth    Earnings Variability
Touchstone Enhanced 30 Fund           18.2                  12%                   0.16
Dow Jones Industrial Average          18.8                  10%                   0.23

-----------------------------------------------------------------------------------------------

24

---------------------------
TOUCHSTONE ENHANCED 30 FUND
---------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Enhanced 30 Fund
Dow Jones Industrial Average (Major Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          05/01/99
(22.67%)           (9.11%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        05/01/99
        (29.56%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

---------------------------
TOUCHSTONE ENHANCED 30 FUND
---------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                 Value

COMMON STOCKS - 98.4%

AEROSPACE & DEFENSE - 7.2%
   8,100   Boeing                                                  $    267,219
  11,400   Honeywell International                                      273,600
--------------------------------------------------------------------------------
                                                                        540,819
--------------------------------------------------------------------------------
BANKING - 7.5%
   4,300   Bank of America                                              299,151
   7,666   Citigroup                                                    269,767
--------------------------------------------------------------------------------
                                                                        568,918
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 9.1%
   5,100   Coca-Cola                                                    223,482
  13,100   McDonald's                                                   210,648
   6,300   Philip Morris Companies, Inc.                                255,339
--------------------------------------------------------------------------------
                                                                        689,469
--------------------------------------------------------------------------------
CHEMICALS - 3.6%
   6,500   Du Pont (E.I.) De Nemours                                    275,600
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 7.4%
   8,000   Computer Sciences*                                           275,600
   5,500   Microsoft*                                                   284,350
--------------------------------------------------------------------------------
                                                                        559,950
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 10.3%
  19,400   Cisco Systems*                                               254,140
  15,900   Hewlett-Packard                                              276,023
   3,200   International Business Machines                              248,000
--------------------------------------------------------------------------------
                                                                        778,163
--------------------------------------------------------------------------------
ELECTRONICS - 2.3%
  11,000   Intel                                                        171,270
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 2.9%
  13,300   Walt Disney Company (The)                                    216,923
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.2%
   6,830   American Express                                             241,441
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 5.5%
   4,600   Kimberly-Clark                                          $    218,362
   2,300   Procter & Gamble Co.                                         197,662
--------------------------------------------------------------------------------
                                                                        416,024
--------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 10.3%
   9,300   General Electric                                             226,455
   2,100   Minnesota Mining & Manufacturing (3M)                        258,930
   4,700   United Technologies                                          291,118
--------------------------------------------------------------------------------
                                                                        776,503
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 6.9%
   4,600   Johnson & Johnson                                            247,066
   3,900   Wellpoint Health Networks*                                   277,524
--------------------------------------------------------------------------------
                                                                        524,590
--------------------------------------------------------------------------------
OIL & GAS - 3.5%
   7,596   Exxon Mobil                                                  265,404
--------------------------------------------------------------------------------
PHARMACEUTICALS - 6.8%
   3,900   Cardinal Health, Inc.                                        230,841
   5,000   Merck                                                        283,050
--------------------------------------------------------------------------------
                                                                        513,891
--------------------------------------------------------------------------------
RETAILERS - 8.7%
   9,700   Best Buy*                                                    234,255
   7,300   Home Depot                                                   174,908
   4,900   Wal-Mart Stores, Inc.                                        247,499
--------------------------------------------------------------------------------
                                                                        656,662
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 3.2%
   9,000   SBC Communications                                           243,990
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 98.4%
(COST $9,832,488)                                                  $  7,439,617
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%                            120,994
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $  7,560,611
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

26

--------------------------
TOUCHSTONE VALUE PLUS FUND
--------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE VALUE PLUS FUND

MARKET ENVIRONMENT

The problems holding back the economy have been well documented. They include looming uncertainties caused by terrorism, a devastating decline in equity prices, corporate accounting scandals and a potential showdown in Iraq. Given all these obstacles, one could argue that the economy has proven remarkably resilient. The economy coped better than the stock market with the many obstacles and uncertainties of 2002. The S&P 500 declined 22.10%, the worst year for the broad market index since 1974. It was also the third consecutive down year for stocks, a situation not seen since 1941. Also, we experienced the second worst stock market since 1929, surpassing the early 1970s, decline in both length and magnitude. The breadth of the decline was also unusual. Not only did all ten sectors of the S&P 500 decline for the year, every sector had more stocks decrease than increase. In fact, over 70% of the stocks in the S&P 500 declined for the year.

Poor stock returns were surprising for a year that saw the economy recover from recession, interest rates fall significantly and earnings momentum turn positive after a record six negative quarters. Historically, stocks have posted strong returns under these positive conditions. Instead of an earnings led upturn, we had a valuation led plunge in stock prices.

INVESTMENT PERFORMANCE

The Touchstone Value Plus Fund seeks stocks of companies with stable-to-improving fundamentals that are priced in the lower third of their historical valuation range. But more importantly, we look for a catalyst that will unleash the under-valuation. We focus on companies that we believe have superior business plans, and credible management. For the twelve months ended December 31, 2002, the Touchstone Value Plus Fund's total return was -27.24, compared to -22.10% and -20.85 -20.85% for the S&P 500 Index and S&P Barra Value Index respectively. Our relative underperformance is primarily attributable to two of our holdings - Tyco and Flextronics. Both of these stocks accounted for the majority of our underperformance versus our benchmarks.

During the year we reduced the size of some of our larger positions and increased some of our marginal names in an effort to reduce risk and counteract "headline" volatility. Along with this, we have taken a more neutral approach to sectors in this current environment. We strongly believe that stock selection will be key as we move through this environment, and we've really ????we have redoubled and focused our efforts on stock picking.

In 2002, we were slightly overweight Financials and Energy. We were underweight Information Technology and Consumer Discretionary. Another area that we've been favoring is Industrials. A lot of companies in this segment have cut costs and are positioned well for even a small improvement in the economy.

For the year, our best performing sectors, from a stock selection standpoint, were Information Technology and Financials. Leading the performance of these sectors were Lexmark and Charter One Financial. Other notable performers were Wellpoint and Anheuser Busch. Consumer Discretionary was the worst performing sector with AOL Time Warner showing the worst underperformance.

--------------------------
TOUCHSTONE VALUE PLUS FUND
--------------------------

--------------------------------------------------------------------------------

Looking forward, we believe that continued monetary and fiscal stimulus will provide a backdrop for renewed investor confidence and a return to positive territory for equity securities. We will continue to control investment risk, offering a disciplined, repeatable process that we employ during all market environments. Historically, in times like this, when it gets as difficult as it is to have the confidence to invest for the long term, the opportunity for wealth creation is the greatest. I believe investors should hold the course, look at the long term, and buy the good quality companies; good, solid, value investing will produce competitive returns that will make investors happy over the long run.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Value Plus Fund
S&P 500 (Major Index)
S&P/Barra Value (Minor Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          05/01/98
(26.65%)           (2.79%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        05/01/98
        (12.37%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1998.

28

--------------------------
TOUCHSTONE VALUE PLUS FUND
--------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                 Value

COMMON STOCKS - 86.1%

AEROSPACE & DEFENSE - 1.0%
   2,055   Honeywell International $                                     49,320
--------------------------------------------------------------------------------
AUTOMOTIVE - 1.9%
   1,700   Magna International, Class A                                  95,455
--------------------------------------------------------------------------------
BANKING - 10.1%
   2,220   Bank of America                                              154,446
   3,849   Charter One Financial                                        110,582
   1,992   Citigroup                                                     70,098
   2,200   Comerica, Inc.                                                95,128
   4,375   U.S. Bancorp                                                  92,838
--------------------------------------------------------------------------------
                                                                        523,092
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 4.6%
   2,545   Anheuser Busch                                               123,178
   7,075   McDonald's                                                   113,766
--------------------------------------------------------------------------------
                                                                        236,944
--------------------------------------------------------------------------------
BUILDING MATERIALS - 2.2%
   5,385   Masco                                                        113,354
--------------------------------------------------------------------------------
CHEMICALS - 2.3%
   2,775   Du Pont (E.I.) De Nemours                                    117,660
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 6.8%
   9,780   Hewlett-Packard                                              169,780
     660   International Business Machines                               51,150
   2,105   Lexmark International Group, Class A*                        127,353
--------------------------------------------------------------------------------
                                                                        348,283
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.5%
   1,965   Cinergy                                                       66,260
   2,090   Dominion Resources                                           114,741
--------------------------------------------------------------------------------
                                                                        181,001
--------------------------------------------------------------------------------
ELECTRONICS - 3.2%
   1,550   Analog Devices*                                               36,999
   5,440   Flextronics International*                                    44,554
   3,215   Intel                                                         50,057
   5,835   LSI Logic*                                                    33,668
--------------------------------------------------------------------------------
                                                                        165,278
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 1.8%
   6,900   AOL Time Warner*                                              90,390
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.0%
   2,190   Federal Home Loan
           Mortgage Corporation                                         129,319
     605   Federal National Mortgage Association                         38,920
   2,360   J.P. Morgan Chase                                             56,640
   1,585   Lehman Brothers Holdings                                      84,465
--------------------------------------------------------------------------------
                                                                        309,344
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - 3.5%
   4,750   Health Management Associates                                  85,025
   1,355   Wellpoint Health Networks*                                    96,422
--------------------------------------------------------------------------------
                                                                        181,447
--------------------------------------------------------------------------------
HEAVY MACHINERY - 3.8%
   1,585   Caterpiller, Inc.                                       $     72,466
   2,835   IngersollRand                                                122,075
--------------------------------------------------------------------------------
                                                                        194,541
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.4%
   2,610   Kimberly-Clark                                               123,897
--------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 3.0%
   2,975   General Electric                                              72,441
   4,915   Tyco International                                            83,948
--------------------------------------------------------------------------------
                                                                        156,389
--------------------------------------------------------------------------------
INSURANCE - 2.5%
   1,570   Chubb                                                         81,954
   1,400   Lincoln National                                              44,212
--------------------------------------------------------------------------------
                                                                        126,166
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 0.9%
   1,445   Guidant Corp.                                                 44,578
--------------------------------------------------------------------------------
METALS - 2.0%
   4,535   Alcoa                                                        103,307
--------------------------------------------------------------------------------
OIL & GAS - 7.7%
   1,345   ChevronTexaco                                                 89,416
   2,444   ConocoPhillips                                               118,264
   3,091   Exxon Mobil                                                  108,000
   3,404   Transocean Sedco Forex                                        78,973
--------------------------------------------------------------------------------
                                                                        394,653
--------------------------------------------------------------------------------
PHARMACEUTICALS - 6.9%
   4,015   Bristol-Myers Squibb                                          92,947
   1,110   Cardinal Health, Inc.                                         65,701
   3,875   Pfizer, Inc.                                                 118,459
   2,110   Wyeth                                                         78,914
--------------------------------------------------------------------------------
                                                                        356,021
--------------------------------------------------------------------------------
RETAILERS - 5.2%
   4,140   CVS                                                          103,375
   2,035   Federated Department Stores*                                  58,527
   4,535   Home Depot, Inc.                                             108,659
--------------------------------------------------------------------------------
                                                                        270,561
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 4.8%
   1,370   Alltell                                                       69,870
   6,080   Broadwing                                                     21,402
   2,600   SBC Communications                                            70,486
   2,150   Verizon Communications                                        83,312
--------------------------------------------------------------------------------
                                                                        245,070
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 86.1%
(COST $5,317,966)                                                  $  4,426,751
OTHER ASSETS IN EXCESS OF LIABILITIES - 13.9%                           717,358
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $  5,144,109
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

-------------------------------
TOUCHSTONE GROWTH & INCOME FUND
-------------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE GROWTH & INCOME FUND

MARKET ENVIRONMENT

It was a very difficult market environment where investors saw the broad market S&P 500 Index post its third consecutive down year for the first time in decades. Throughout much of the year, investors felt a hangover from the magnitude of the market's decline from late 1990s levels and saw concerns about corporate governance and accounting practices work to undermine confidence. This was compounded by the specter of war with Iraq and other geopolitical events. Although the markets staged a decent rally in the fourth quarter it was not enough to keep all market indices out of negative territory for the year on balance.

Value stocks, however, outperformed growth stocks as investors continued to look for "lower risk" investment alternatives to mitigate market volatility. Large capitalization value stocks, such as those in which the fund invests, significantly outperformed large growth stocks during the period. The Russell 1000 Value Index, which is generally representative of the large cap value market returned -15.5%, while the Russell 1000 Growth Index, which is generally representative of the large cap growth market, plummeted -27.9% for the period.

INVESTMENT PERFORMANCE

For the twelve months ended December 31, 2002, The Touchstone Growth & Income Fund returned -14.9% versus -22.1% and -15.5% for the S&P 500 and Russell 1000 Value Indices, respectively. The Fund's strong relative performance versus the broad market was attributable to a few factors. First, it was a decent operating environment for our Contrarian Value approach, which favors quality companies with dividend yields above the market, relatively strong earnings growth, and lower price-to-earnings ratios. As investors remained risk-averse, they favored stocks with the highest dividend yields in hopes of finding some level of downside protection. Our overweight position in these types of stocks versus the S&P contributed to the fund's relative outperformance. Moreover, our low p/e orientation left us well positioned to capture the relative strength of value oriented securities.

In terms of specific performance attribution, the industrial, financial, and health care sectors had larger impacts on relative results. Industrials were the most important contributor to performance relative to the S&P 500. Early in the year we built positions in a variety of stocks that had been battered due to fears that the economy would continue to weaken. Over the course of the year, however, the reverse proved true, and we witnessed four consecutive quarters of growth in Gross Domestic Product. Some of the portfolio's strongest performers included Textron, Inc., an industrial conglomerate with subsidiaries that include Bell Helicopter and Cessna Aircraft Company; United Technologies Corporation, which provides a broad range of high technology products and support services to the building systems and aerospace industries; and Avery Dennison Corp., a producer of pressure-sensitive adhesives and materials. We liquidated our positions in United Technologies and Avery Dennison during the year to lock in profits. We've since added United Technologies back into the portfolio after its share price became more attractive.

Financial stocks represent our largest sector weighting. While our financial holdings are well diversified, we did put more emphasis on investments in smaller regional banks. This positioning was helpful as investor sentiment turned negative on the bigger money center banks due to concerns about their foreign loan portfolios and exposure to Enron, WorldCom, and other failed corporations. Some of our best performers included Bank of America and

30

-------------------------------
TOUCHSTONE GROWTH & INCOME FUND
-------------------------------

--------------------------------------------------------------------------------

Wachovia. Both posted double-digit gains in a declining market.

Health care holdings detracted from relative performance as we took the opportunity to position some struggling pharmaceutical companies. These traditional "growth" stocks have historically been too high priced to meet our low price-to-earnings criteria. As investors became concerned about upcoming patent expirations, fierce generic drug competition, and relatively few blockbuster drugs in product pipelines, we were able to add to this area at relatively low prices. Although Merck has done fairly well for us, names such as Bristol Myers and Baxter International underperformed and pulled this sector of the Fund down. However, we believe that given time, these companies will make it through this downturn. In our view, despite recent difficulties, cash flow is still strong enough to fund further R&D efforts and pay dividends to shareholders. We've also used market weakness in this sector to establish positions in other pharmaceutical and medical device companies, which include Wyeth and Abbott Laboratories. These stocks reconcile well with our Contrarian approach that focuses on finding quality stocks that may be temporarily out of favor, but that have strong long-term track records of earnings and dividend growth.

PORTFOLIO POSITIONING & OUTLOOK

On balance, we believe that we have a high quality portfolio, with good fundamentals, attractive valuations, good current income, and favorable long-term risk/reward characteristics. History would suggest that the patient longer-term investor will be well served by such attributes. Some of the transactions that helped us upgrade these characteristics include the purchases of IBM, Target, EMC Corp., and Wyeth. We also sold our positions in Allstate, Heinz, and MGIC Investment.

We will strive to enhance overall investment quality further, increase earnings growth, and maintain a low price/earnings ratio. Additionally, we will continue to preserve an above-average dividend yield and maintain our commitment to growing dividends as an integral part of the investment equation. Our view has always been that we prefer dividend paying securities that not only offer superior yields but also above-market dividend growth. Although many were scornful of this in the "New Era" of a few years ago, there are indications that this attitude is reverting back to our more traditional view.

In viewing the economic and geopolitical landscape over the past several quarters, the market has predominantly supported the negative case. In defiance of history, many doubt the return of normal growth and the triumph of freedom over tyranny. This phenomenon, along with the accounting, corporate governance, and pension liability concerns is reminiscent of the sense of despair evident after the "Nifty Fifty Bubble" and the severe bear markets of 1973-74. Somehow, the insoluble problems of that era were dealt with, just as the current set of problems will be. In our opinion, it seems that the issue is one of perception: one's view is clear, the future bright, and expectations are positive when markets are moving higher. Conversely, when markets are down, problems seem insoluble, the future is uncertain, and investment horizons are short. It is a paradox in that there is really more risk when prices are up and less risk when prices are down--at least for those with a rational and appropriately long-term perspective.

As we begin the new year, we have a growing economy despite the recurring (and thus far unfounded) concerns over the double dip recession and the ongoing geopolitical malaise. There has been a change of control in the U.S. Senate, new leadership nominated for key economic posts, and strong signals that the domestic agenda will include increased economic stimulus. In our view, these actions should not only enhance economic activity but also may

-------------------------------
TOUCHSTONE GROWTH & INCOME FUND
-------------------------------

--------------------------------------------------------------------------------

improve investor psychology. Time will tell. The market could also benefit as much has been done to remove speculative excesses. Prices are undoubtedly lower and actions have been taken to improve corporate governance. Indeed, investors have been re-sensitized to the need for thorough fundamental analysis. We believe that 2003 will see a continuation of economic and profit growth, rising employment, and hopefully improved investor sentiment as we work through the various geopolitical problems that have been weighing on the market.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Growth & Income Fund
S&P 500 (Major Index)
Russell 1000 (Minor Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          01/01/99
(14.90%)           (1.91%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        01/01/99
         (7.43%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on January 1, 1999.

32

-------------------------------
TOUCHSTONE GROWTH & INCOME FUND
-------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                 Value

COMMON STOCKS - 94.2%

AEROSPACE & DEFENSE - 5.2%
  17,100   Honeywell International $                                    410,400
  10,700   Textron                                                      459,993
   7,200   United Technologies Corp.                                    445,968
--------------------------------------------------------------------------------
                                                                      1,316,361
--------------------------------------------------------------------------------
APPAREL RETAILERS - 5.1%
   2,000   Federated Department Stores, Inc.*                            57,520
  23,500   Limited                                                      327,355
  14,800   May Department Stores                                        340,104
  14,700   Sears, Roebuck & Company                                     352,065
   7,000   Target Corporation                                           210,000
--------------------------------------------------------------------------------
                                                                      1,287,044
--------------------------------------------------------------------------------
AUTOMOTIVE - 1.4%
  29,700   Dana                                                         349,272
--------------------------------------------------------------------------------
BANKING - 15.2%
  22,100   AmSouth Bancorp                                              424,320
   8,200   Bank of America                                              570,474
  12,600   Citigroup                                                    443,394
  24,000   FleetBoston Financial                                        583,200
   8,300   KEY                                                          208,662
   9,100   SunTrust Banks                                               517,972
  24,500   U.S. Bancorp                                                 519,890
  16,200   Wachovia                                                     590,328
--------------------------------------------------------------------------------
                                                                      3,858,240
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 2.1%
  16,400   McDonald's                                                   263,712
  12,100   Sara Lee                                                     272,371
--------------------------------------------------------------------------------
                                                                        536,083
--------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES - 1.3%
   9,900   Pitney-Bowes                                                 323,334
--------------------------------------------------------------------------------
CHEMICALS - 2.6%
  21,900   Dow Chemical                                                 650,430
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 6.4%
   7,700   Automatic Data Processing                                    302,225
   8,700   Diebold, Inc.                                                358,614
  29,900   EMC*                                                         183,586
  35,197   Hewlett-Packard                                              611,020
   2,100   International Business Machines                              162,750
--------------------------------------------------------------------------------
                                                                      1,618,195
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.6%
  12,700   Emerson Electric                                             645,795
--------------------------------------------------------------------------------
ELECTRONICS - 5.4%
  20,000   Applied Materials*                                           260,600
  42,400   Intel                                                        660,168
   9,500   Raytheon                                                     292,125
   9,500   Texas Instruments, Inc.                                      142,595
--------------------------------------------------------------------------------
                                                                      1,355,488
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 12.5%
  10,600   Federal Home Loan
           Mortgage Corporation                                    $    625,930
  12,200   Federal National
           Mortgage Association                                         784,826
  27,400   J.P. Morgan Chase                                            657,600
  17,600   National City                                                480,832
  14,600   PNC Financial Services Group                                 611,740
--------------------------------------------------------------------------------
                                                                      3,160,928
--------------------------------------------------------------------------------
FOOD RETAILERS - 0.6%
   6,500   Albertson's                                                  144,690
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 3.2%
  35,600   Sonoco Products                                              816,308
--------------------------------------------------------------------------------
INDUSTRIAL - 1.0%
  10,500   General Electric                                             255,675
--------------------------------------------------------------------------------
INSURANCE - 1.4%
   4,700   Jefferson-Pilot Corporation                                  179,117
   5,200   Lincoln National                                             164,216
--------------------------------------------------------------------------------
                                                                        343,333
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 5.0%
  15,000   Baxter International, Inc.                                   420,000
  14,300   Becton, Dickinson & Company                                  438,867
  18,600   Waters*                                                      405,108
--------------------------------------------------------------------------------
                                                                      1,263,975
--------------------------------------------------------------------------------
METALS - 1.5%
  16,900   Alcoa                                                        384,982
--------------------------------------------------------------------------------
OIL & GAS - 11.9%
  18,600   BP Amoco Plc ADR                                             756,090
   7,600   Chevron Texaco                                               505,248
  13,500   ConocoPhillips                                               653,265
  26,542   Exxon Mobil                                                  927,377
   3,500   Royal Dutch Petroleum                                        154,070
--------------------------------------------------------------------------------
                                                                      2,996,050
--------------------------------------------------------------------------------
PHARMACEUTICALS - 7.4%
   7,500   Abbott Laboratories                                          300,000
  28,200   Bristol-Myers Squibb                                         652,830
  10,400   Merck                                                        588,744
   8,800   Wyeth                                                        329,120
--------------------------------------------------------------------------------
                                                                      1,870,694
--------------------------------------------------------------------------------
REAL ESTATE - 0.7%
   7,100   Post Properties REIT                                         169,690
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 0.6%
   4,000   Verizon Communications                                       155,000
--------------------------------------------------------------------------------
TRANSPORTATION - 1.1%
  11,100   Burlington Northern Santa Fe                                 288,711
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 94.2%
(COST $27,136,351)                                                 $ 23,790,278
OTHER ASSETS IN EXCESS
OF LIABILITIES - 5.8%                                                 1,472,748
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 25,263,026
--------------------------------------------------------------------------------
*    Non-income producing security.
ADR  - American Depository Receipt.
REIT - Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

------------------------
TOUCHSTONE BALANCED FUND
------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE BALANCED FUND

The Balanced Fund performed well relative to its benchmark in 2002 in a difficult stock market environment. The Fund's return of -9.1% compared with -9.5% for the Blend: 60% S&P 500 and 40% Lehman Brothers Aggregate.

The Fund invests in undervalued stocks for price appreciation and bonds for current income. Both the equity and fixed income portions of the portfolio outperformed their benchmarks. The stocks owned by the Fund returned -19.0% in the year, losing less than the -22.1% return of the S&P 500 Index. The Fund's bonds returned 11.7%, exceeding the 10.3% return of the Lehman Brothers Aggregate Bond Index.

The Fund invests in the equities of companies with strong business fundamentals and sound management, selling at a discount to our estimate of their intrinsic value. The goal of our value approach is to control risk and generate excellent returns over time. We did well relative to the S&P in 2002 with our industrial and information technology holdings, partially offset by the underperformance of our telecommunications services investments.

Among individual stocks, Omnicom Group (marketing communications) was the top contributor to performance. We timed our purchase well, buying the stock in the second quarter after the price had fallen by nearly 50%. We then reduced our position in the third and fourth quarters, taking profits as the price rose. Pharmaceutical Product Development also contributed favorably. The company, which provides clinical trial and research services to pharmaceutical and biotech companies, reported year-over-year third quarter revenue growth of 35% and earnings per share growth of 50%, continuing management's record of strong operational execution.

Oshkosh Truck, one of our largest investment position, also was a strong contributor, returning 27% in the year. The company, which makes specialty trucks and truck bodies for the defense, concrete, garbage, fire and emergency markets, is an assembler more than a manufacturer and as a result earns consistently high returns. An improving economy longer term should translate into increased demand for its concrete, fire and refuse trucks. Moreover, we expect additional contract wins for its severe-duty military vehicles and derivatives. Other contributors included Actuant (tools and hydraulic equipment) and Teva Pharmaceuticals (generic pharmaceuticals).

WorldCom (telecommunications services) was the biggest detractor. The company revealed in June that it had engaged in accounting fraud, and we sold the stock. Other detractors included El Paso Corp. (natural gas) and Amkor Technology (semiconductor packaging and testing), both of which we also sold.

Rockwell Collins, one of the leading avionics systems suppliers, was one of our larger new positions in the year. Management's execution in a difficult economic environment has been solid. The company reported net income of $1.28 per share for the fiscal year ended September 30, 2002, versus $0.80 in the prior year. Free cash flow for fiscal 2002 was $397 million, an improvement of over $300 million from the prior year. In addition, the stock rose late in the year on concerns about rising Middle East tensions.

We also bought Diebold, a leading global manufacturer of ATM machines. The company is benefiting from increased service revenues from the outsourcing of ATM networks by large banks, as well as from the opportunity to increase its sales of electronic voting machines following their recent trouble-free performance in several state contests.

34

------------------------
TOUCHSTONE BALANCED FUND
------------------------

--------------------------------------------------------------------------------

Other new positions included Ingersoll-Rand (climate control and industrial products) and Certegy (credit card processing services for small and medium financial institutions, and check guarantee and collection services for retailers), among others.

As 2003 begins, the U.S. stock market is coming off one of its worst three-year periods in history. However, even after taking into account the market's severe losses since early 2000, stocks have provided strongly positive returns for those who have invested steadily for the past 10 to 15 years. We believe the three-year selloff, combined with an improving U.S. economy and increasing corporate productivity, have set the stage for a market upturn. We continue to invest in stocks priced below our estimate of their intrinsic value, with a goal of controlling risk and generating favorable results for the Fund's shareholders.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                                      12/02
Touchstone Balanced Fund
S&P 500 (Major Index)
Lehman Brothers Aggregate Bond (Major Index 2)
Blend: 60% S&P 500 - 40% Lehman Brothers Aggregate (Minor Index)

--------------------------------------------------------------------------------

-------------------------------------
    Average Annual Total Return
-------------------------------------
One Year     Five Years       Since
 Ended         Ended        Inception
12/31/02     12/31/02       11/21/94
 (9.09%)       3.99%          9.79%
-------------------------------------
     Cumulative Total Return
-------------------------------------
         Since Inception
            11/21/94
            113.35%
-------------------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

------------------------
TOUCHSTONE BALANCED FUND
------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2001

 Shares                                                                Value

COMMON STOCKS - 58.9%

ADVERTISING - 2.9%
  12,400   Lamar Advertising Co.*                                  $    417,260
   4,200   Omnicom Group, Inc.                                          271,320
--------------------------------------------------------------------------------
                                                                        688,580
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.3%
  13,700   Rockwell Collins                                             318,662
--------------------------------------------------------------------------------
AUTOMOBILES - 1.0%
  23,000   General Motors Corp., Class H*                               246,100
--------------------------------------------------------------------------------
BANKING - 3.1%
   4,000   Banc One Corp.                                               146,200
   7,200   Certegy, Inc.*                                               176,760
   8,800   Wells Fargo & Co.                                            412,456
--------------------------------------------------------------------------------
                                                                        735,416
--------------------------------------------------------------------------------
COMMUNICATIONS - 0.9%
  10,000   EchoStar Communications, Class A*                            222,600
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 1.3%
   2,000   Microsoft Corp.*                                             103,400
   6,100   National Instruments Corp.                                   198,189
--------------------------------------------------------------------------------
                                                                        301,589
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 1.4%
   7,800   Diebold, Inc.                                                321,516
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING - 2.3%
   7,200   Actuant Corp., Class A*                                      334,440
   4,600   Ingersoll-Rand Co., Class A                                  198,076
--------------------------------------------------------------------------------
                                                                        532,516
--------------------------------------------------------------------------------
DRUGS & MEDICAL PRODUCTS - 3.1%
  13,900   Apogent Technologies, Inc.*                                  289,120
  17,200   Sybron Dental Specialties, Inc.*                             255,420
   4,800   Teva Pharmaceuticals, Ltd. ADR                               185,328
--------------------------------------------------------------------------------
                                                                        729,868
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.5%
   7,400   Exelon Corp.                                                 390,498
   8,200   FirstEnergy Corp.                                            270,354
   5,400   SCANA Corp.                                                  167,184
--------------------------------------------------------------------------------
                                                                        828,036
--------------------------------------------------------------------------------
ELECTRONICS - 0.9%
   5,300   Amphenol Corp., Class A*                                     201,400
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 8.8%
  10,700   CIT Group, Inc.                                              209,720
  12,966   Citigroup, Inc.                                              456,273
   3,900   Federal National Mortgage Association                        250,887
  13,048   FleetBoston Financial Corp.                                  317,066
   7,400   Freddie Mac                                                  436,970
   9,100   John Hancock Financial Services, Inc.                        253,890
   4,000   Morgan Stanley Dean Witter & Co.                             159,680
--------------------------------------------------------------------------------
                                                                      2,084,486
--------------------------------------------------------------------------------
FOOD RETAILERS - 0.8%
  12,500   Kroger Co.*                                                  193,125
--------------------------------------------------------------------------------
HEALTH CARE - 0.6%
   8,400   IMS Health, Inc.                                             134,400
--------------------------------------------------------------------------------
HEAVY MACHINERY - 0.5%
   4,000   Varian, Inc.*                                           $    114,760
--------------------------------------------------------------------------------
INSTRUMENTS - SCIENTIFIC - 1.3%
   9,000   Millipore Corp.                                              306,000
--------------------------------------------------------------------------------
INSURANCE - 3.6%
   6,900   Nationwide Financial Services, Inc.,
           Class A                                                      197,685
   3,700   PartnerRe Ltd.                                               191,734
   5,900   Platinum Underwriters Holdings, Ltd.*                        155,465
   3,900   XL Capital, Class A                                          301,275
--------------------------------------------------------------------------------
                                                                        846,159
--------------------------------------------------------------------------------
MANUFACTURING - 0.7%
   4,300   Roper Industries, Inc.                                       157,380
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 0.6%
   7,000   Emmis Communications, Class A*                               145,810
--------------------------------------------------------------------------------
METALS & MINING - 2.3%
  12,000   Alcan, Inc.                                                  354,240
   9,100   Waters Corp.*                                                198,198
--------------------------------------------------------------------------------
                                                                        552,438
--------------------------------------------------------------------------------
MULTIMEDIA - 0.9%
   5,427   Clear Channel Communications, Inc.*                          202,373
--------------------------------------------------------------------------------
NETWORKING - 1.5%
   8,500   Cisco Systems, Inc.*                                         111,350
  41,000   EMC Corp.*                                                   251,740
--------------------------------------------------------------------------------
                                                                        363,090
--------------------------------------------------------------------------------
OIL & GAS - 3.8%
   7,000   Anadarko Petroleum Corp.                                     335,300
   6,300   ConocoPhillips Co.                                           304,857
   4,400   GlobalSantaFe Corp.                                          107,008
   6,900   National-Oilwell, Inc.*                                      150,696
--------------------------------------------------------------------------------
                                                                        897,861
--------------------------------------------------------------------------------
PHARMACEUTICALS - 2.3%
  11,500   Pharmaceutical Product
           Development, Inc.*                                           336,605
   6,800   Pharmaceutical Resources, Inc.*                              202,640
--------------------------------------------------------------------------------
                                                                        539,245
--------------------------------------------------------------------------------
RETAILERS - 2.6%
  10,700   CVS Corp.                                                    267,179
  19,400   Dollar General Corp.                                         231,830
   4,000   Target Corp.                                                 120,000
--------------------------------------------------------------------------------
                                                                        619,009
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.2%
   7,400   Verizon Communications, Inc.                                 286,750
--------------------------------------------------------------------------------
TRANSPORTATION - 1.5%
   8,700   Canadian National Railway Co.                                361,572
--------------------------------------------------------------------------------
TRUCKING - 1.9%
   7,400   Oshkosh Truck Corp.                                          455,100
--------------------------------------------------------------------------------
UTILITIES - 2.3%
   9,300   Cinergy Corp.                                                313,596
  10,200   Vectren Corp.                                                234,600
--------------------------------------------------------------------------------
                                                                        548,196
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                $ 13,934,037
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

36

------------------------
TOUCHSTONE BALANCED FUND
------------------------

--------------------------------------------------------------------------------
Schedule of Investments continued

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

ASSET-BACKED SECURITIES - 1.0%
ELECTRIC UTILITIES - 1.0%
$  212,630   PECO Energy
             Transition Trust,
             Series 1999-A,
             Class A2                          5.63%     3/1/05    $    214,111
--------------------------------------------------------------------------------
HOUSING- 0.0%
    10,577   Access Financial
             Manufacture
             Housing Contract
             Trust, Series
             1995-1, Class A3                  7.10%    5/15/21          11,044
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES                                      $    225,155
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.3%
BANKING - 1.2%
   250,000   BB&T Corp.                        7.25%    6/15/07         288,603
       648   Nykredit                          6.00%    10/1/26              96
--------------------------------------------------------------------------------
                                                                        288,699
--------------------------------------------------------------------------------
BEVERAGES - 0.8%
   160,000   Coca-Cola
             FEMSA,
             S.A de C.V                        8.95%    11/1/06         180,800
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.7%
   400,000   Tennessee Valley
             Authority                         5.00%   12/18/03         413,161
--------------------------------------------------------------------------------
FINANCIAL SERVICING - 8.4%
   500,000   General Motors
             Acceptance
             Corp                              7.20%    1/15/11         502,096
   500,000   General Electric
             Capital Corp.                     6.75%    3/15/32         552,795
   250,000   Household
             Finance Corp.                     7.88%     3/1/07         279,261
   575,000   Morgan Stanley
             Dean Witter & Co.                 7.75%    6/15/05         641,534
--------------------------------------------------------------------------------
                                                                      1,975,686
--------------------------------------------------------------------------------
  OIL & GAS - 2.4%
   500,000   Pemex Project
             Funding Master
             Trust                             9.13%   10/13/10         572,500
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.7%
   150,000   Verizon Global                    7.75%    6/15/32         175,827
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                              $  3,606,673
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 0.2%
TRANSPORTATION - 0.2%
$   30,000   Oklahoma City
             Airport                           9.40%    11/1/10    $     37,822
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 0.3%
FINANCIAL SERVICES - 0.3%
$   44,500   General Electric
             Capital Mortgage
             Services, Series
             1994-10,
             Class A10                         6.50%   3/25/24 $         45,598
    15,644   Merrill Lynch
             Mortgage
             Investors,
             Series 1995-C3,
             Class A3                          7.05%   12/26/25          16,508
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES                                   $     62,106
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.3%
   500,000   Federal Home
             Loan Mortgage
             Corporation                       6.25%     3/5/12         548,842
   366,885   Federal
             National
             Mortgage
             Association                       6.00%     1/1/14         385,505
   186,598   Federal
             National
             Mortgage
             Association                       6.25%    3/17/21         190,217
   244,190   Federal
             National
             Mortgage
             Association                       6.50%    12/1/12         258,852
   153,702   Federal
             National
             Mortgage
             Association                       8.00%     1/1/30         165,835
    15,250   Government
             National
             Mortgage
             Association                       4.00%   10/20/25          15,241
   415,863   Government
             National
             Mortgage
             Association                       7.00%    1/15/32         440,876
   183,633   Government
             National
             Mortgage
             Association                       7.50%     9/1/30         195,940
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS                                                 $  2,201,308
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

------------------------
TOUCHSTONE BALANCED FUND
------------------------

--------------------------------------------------------------------------------

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

SOVEREIGN GOVERNMENT OBLIGATIONS - 2.6%
--------------------------------------------------------------------------------
GREAT BRITAIN - 0.9%
GBP   105,000   United
                Kingdom
                Treasury                       8.00%   12/7/15     $    227,924
South Africa - 1.7%
ZAR 3,180,000   Republic of
                South Africa                  13.00%    8/31/10         413,380
--------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS                             $    641,304
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 7.2%
   100,000   U.S. Treasury
             Bond                              6.75%    8/15/26         125,113
    50,000   U.S. Treasury
             Bond                              7.25%    8/15/22          65,072
   250,000   U.S. Treasury
             Bond                              9.88%   11/15/15         385,938
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - continued
$  200,000   U.S. Treasury
             Note                              3.00%   11/30/03    $    203,211
   600,000   U.S. Treasury
             Note                              4.75%   11/15/08         654,937
   250,000   U.S. Treasury
             Note                              5.75%    8/15/03         256,983
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS                                    $  1,691,254
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 94.8%
(COST $21,918,002)                                                 $ 22,399,659
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.2%                          1,216,588
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 23,616,247
--------------------------------------------------------------------------------
*    Non-income producing security.
ADR  - American Depository Receipt.
GBP  - Great Britain Pound.
ZAR  - South African Rand.

The accompanying notes are an integral part of the financial statements.

38

--------------------------
TOUCHSTONE HIGH-YIELD FUND
--------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE HIGH-YIELD FUND

The High Yield market produced one of the more volatile years on record but failed to generate positive returns in 2002. A constant tug-of-war between recession and recovery, a weak stock market, declining confidence in the capital markets and the threat of terror/war were all causes of this volatility. Annual performance on the Merrill Lynch High Yield Master Index was -1.1% for 2002. For all of 2002, ten year Treasuries easily outpaced High Yield with a 14.6% total return while stocks lagged significantly with the S&P total return of -22.1%.

High Yield spreads ended the year at nearly +800 basis points greater than the ten-year Treasury, slightly wider than the beginning of the year but considerably tighter than the October levels that exceeded +1000 basis points. This excessive widening and subsequent tightening of spreads resulted in extremely volatile returns. Quarterly returns were +2.0%, -6.1%, -3.2% and +6.7% for the 1st, 2nd, 3rd and 4th quarters, respectively.

It is also interesting to note that mid-quality (single B-rated) bonds have outperformed higher quality (double B-rated) bonds. This is surprising given the higher correlation between double B-rated bonds and Treasuries, which have performed very well throughout 2002. Clearly, the current credit cycle has been one of the deepest and most indiscriminate cycles in recent memory.

The Touchstone High Yield Fund returned 2.8% for 2002. The performance is the direct result of our proper alignment of risk and return and our higher quality bias. Exposure to the Utility and Cable sectors detracted from performance while Healthcare, Capital Goods and Energy were additive to performance.

Prospects for a strengthening economy coupled with an improving outlook for stocks benefited High Yield in the 4th quarter. This optimism appears likely to carry through to the New Year with strong flows into High Yield mutual funds continuing. While our outlook for the economy is modest, a slowly improving macroeconomic environment bodes well for High Yield.

Although spreads have tightened considerably in the recent quarter, they remain wider than the historical average of approximately +500 basis points. While we do not necessarily think High Yield spreads will tighten to the historical average and generate considerable capital gains in 2003, we do think that attractive returns can be realized through the realization of above average yields. A moderately expanding economy should provide for relatively attractive returns.

The portfolio will continue to emphasize quality and focus on those issues that appear to have an appropriate risk-return trade-off. We will continue to underweight the more volatile sectors such as cyclicals, telecom and technology while overweighting those sectors that are more stable. We are confident that our approach should continue to provide attractive risk-adjusted returns.

--------------------------
TOUCHSTONE HIGH-YIELD FUND
--------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone High Yield Fund
Merrill Lynch High Yield Master (Major Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          05/01/99
  2.82%             0.09%
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        05/01/99
          0.34%
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

40

--------------------------
TOUCHSTONE HIGH-YIELD FUND
--------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

CONVERTIBLE BONDS - 0.5%
HEALTH CARE PROVIDERS - 0.5%
$  175,000   Omnicare                          5.00%   12/1/07 $        166,906
--------------------------------------------------------------------------------
CORPORATE BONDS - 93.2%
ADVERTISING - 1.6%
   500,000   RH Donnelley
             Finance Corp.,
             144A                              8.88%   12/15/10         535,000
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.3%
   150,000   BE Aerospace                      8.88%     5/1/11         110,250
--------------------------------------------------------------------------------
AUTOMOTIVE - 1.5%
   500,000   Accuride, Series B                9.25%     2/1/08         300,000
   250,000   Navistar
             International,
             Series B                          8.00%     2/1/08         202,500
--------------------------------------------------------------------------------
                                                                        502,500
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 6.5%
   750,000   Burns Philip
             Capital, 144A                     9.75%    7/15/12         720,000
 1,350,000   Chiquita Brands
             International                    10.56%    3/15/09       1,382,063
--------------------------------------------------------------------------------
                                                                      2,102,063
--------------------------------------------------------------------------------
CHEMICALS - 2.7%
   350,000   Equistar Chemical
             Funding                          10.13%     9/1/08         318,500
   200,000   Hercules                         11.13%   11/15/07         223,000
   200,000   MacDermid                         9.13%    7/15/11         213,500
   100,000   Olin                              9.13%   12/15/11         113,581
--------------------------------------------------------------------------------
                                                                        868,581
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.7%
   500,000   Allied Waste
             North America                    10.00%     8/1/09         496,250
   100,000   Coinmach Corp.                    9.00%     2/1/10         104,875
   250,000   Global
             Imaging Systems                  10.75%    2/15/07         250,000
   500,000   Integrated
             Electrical
             Services, Series B                9.38%     2/1/09         460,000
   200,000   SC International
             Services, Series B                9.25%     9/1/07         136,000
   500,000   United Rentals,
             Series B                          8.80%    8/15/08         398,750
--------------------------------------------------------------------------------
                                                                      1,845,875
--------------------------------------------------------------------------------
COMMUNICATIONS - 6.6%
   100,000   AT&T Wireless                     8.13%     5/1/12         100,500
   517,000   Crown Castle
             International
             Towers                            9.50%     8/1/11         421,355
   500,000   Level 3
             Communications                    9.13%     5/1/08         320,000
   250,000   Microcell Tele-
             communication,
             Yankee Dollar                    14.00%     6/1/06           7,500
COMMUNICATIONS - Continued
$  250,000   Nextel
             Communications                    9.38%   11/15/09    $    226,250
   350,000   Primus Tele-
             communications
             Group                            11.25%    1/15/09         206,500
   700,000   Qwest
             Communications                    7.50%    11/1/08         567,000
   200,000   SBA
             Communications                   10.25%     2/1/09         108,000
   250,000   Sprint Capital                    6.88%   11/15/28         201,250
--------------------------------------------------------------------------------
                                                                      2,158,355
--------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE - 0.5%
   250,000   Revlon Consumer
             Products                          9.00%    11/1/06         168,750
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 5.3%
   500,000   AES, 144A                         8.50%    11/1/07         230,000
   400,000   Alliant Energy
             Resources, 144A                   9.75%    1/15/13         396,911
   200,000   Avista Corp.                      9.75%     6/1/08         197,500
   650,000   Illinois Power
             Dynerg Holdings                   7.50%    6/15/09         533,000
   200,000   Mission Energy                   13.50%    7/15/08          46,000
   295,000   Orion Power
             Holdings                         12.00%     5/1/10         212,400
   200,000   Tiete Certificates
             Grantor Trust                    11.50%   12/15/15         120,000
--------------------------------------------------------------------------------
                                                                      1,735,811
--------------------------------------------------------------------------------
ELECTRONICS - 0.8%
   250,000   Flextronics
             International,
             Yankee Dollar                     9.88%     7/1/10         269,375
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 2.6%
   400,000   Circus & Eldor/
             Silver Leg                       10.13%     3/1/12         394,000
   500,000   Royal Caribbean,
             Yankee Dollar                     7.00%   10/15/07         445,000
--------------------------------------------------------------------------------
                                                                        839,000
--------------------------------------------------------------------------------
FOOD PROCESSORS - 2.9%
 1,000,000   Swift & Co.,
             144A                             10.13%    10/1/09         945,000
--------------------------------------------------------------------------------
FOOD RETAILERS - 2.5%
   100,000   Ingles Markets                    8.88%    12/1/11          92,500
   500,000   Marsh
             Supermarkets,
             Series B                          8.88%     8/1/07         445,000
    40,000   Pathmark Stores                   8.75%     2/1/12          36,800
   250,000   Stater Brothers
             Holdings                         10.75%    8/15/06         253,750
--------------------------------------------------------------------------------
                                                                        828,050
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

--------------------------
TOUCHSTONE HIGH-YIELD FUND
--------------------------

--------------------------------------------------------------------------------

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

CORPORATE BONDS - Continued
FOREST PRODUCTS & PAPER - 5.3%
$  750,000   Georgia-Pacific                   9.50%    12/1/11    $    735,000
   250,000   Stone Container                   9.75%     2/1/11         267,500
   700,000   Tembec
             Industries, Inc.                  8.50%     2/1/11         705,250
--------------------------------------------------------------------------------
                                                                      1,707,750
--------------------------------------------------------------------------------
FUNERAL SERVICES - 1.3%
   188,600   Alderwoods
             Group                            11.00%     1/2/07         188,600
   200,000   Stewart
             Enterprises                      10.75%     7/1/08         221,000
--------------------------------------------------------------------------------
                                                                        409,600
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - 6.5%
   250,000   Healthsouth                       6.88%    6/15/05         215,000
   600,000   Magellan Health
             Services, 144A                    9.38%   11/15/07         474,000
   200,000   Manor Care                        8.00%     3/1/08         211,000
   850,000   Rotech
             Healthcare, Inc.,
             144A                              9.50%     4/1/12         851,063
   500,000   Rural/Metro                       7.88%    3/15/08         375,625
--------------------------------------------------------------------------------
                                                                      2,126,688
--------------------------------------------------------------------------------
HEAVY MACHINERY - 1.4%
    30,000   AGCO                              8.50%    3/15/06          30,300
   400,000   Briggs & Stratton                 8.88%    3/15/11         431,000
--------------------------------------------------------------------------------
                                                                        461,300
--------------------------------------------------------------------------------
HOUSING - 8.1%
   500,000   Champion
             Enterprises                       7.63%    5/15/09         220,000
   200,000   Kaufman &
             Broad Home                        7.75%   10/15/04         204,000
   250,000   KB Homes                          9.50%    2/15/11         265,000
   100,000   Meritage                          9.75%     6/1/11         104,500
   600,000   Schuler Homes                     9.38%    7/15/09         612,000
   750,000   Tech Olympic
             USA, 144A                         9.00%     7/1/10         727,499
   500,000   WCI
             Communities, Inc.                10.63%    2/15/11         482,500
--------------------------------------------------------------------------------
                                                                      2,615,499
--------------------------------------------------------------------------------
LODGING - 1.4%
   200,000   Courtyard by
             Marriott                         10.75%     2/1/08         203,750
   250,000   Felcor Lodging
             REIT                              9.50%    9/15/08         255,000
--------------------------------------------------------------------------------
                                                                        458,750
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 6.7%
$  250,000   Alliance Atlantis
             Communications,
             Yankee Dollar                    13.00%   12/15/09    $    272,500
   100,000   Block
             Communications                    9.25%    4/15/09         103,250
   500,000   Charter
             Communications
             Holdings                          8.63%     4/1/09         222,500
   400,000   Corus
             Entertainment, Inc.               8.75%     3/1/12         423,500
   700,000   Quebecor Media                   11.13%    7/15/11         644,875
   500,000   Susquehanna
             Media                             8.50%    5/15/09         516,250
--------------------------------------------------------------------------------
                                                                      2,182,875
--------------------------------------------------------------------------------
METALS - 1.9%
   385,000   Allegheny
             Technologies                      8.38%   12/15/11         386,044
   200,000   Newmont
             Mining                            8.63%    5/15/11         233,660
--------------------------------------------------------------------------------
                                                                        619,704
--------------------------------------------------------------------------------
OIL & GAS - 7.1%
   250,000   BRL Universal
             Equipment                         8.88%    2/15/08         260,000
   500,000   Enserch Corp.                     7.13%    6/15/05         482,291
    75,000   Grant Prideco                     9.63%    12/1/07          79,500
   660,000   Husky Oil                         8.90%    8/15/28         729,017
   100,000   Lone Star Tech                    9.00%     6/1/11          92,000
   300,000   Tesoro Petroleum
             Corp                              9.63%     4/1/12         195,000
   500,000   Transcontinental
             Gas                               6.13%    1/15/05         477,500
--------------------------------------------------------------------------------
                                                                      2,315,308
--------------------------------------------------------------------------------
PAPER & PACKAGING - 8.9%
   100,000   Alltrista                         9.75%     5/1/12         102,000
 2,000,000   Constar
             International                    11.00%    12/1/12       1,989,999
   750,000   Owens-Brockway
             Glass Container,
             144A                              8.75%   11/15/12         761,250
--------------------------------------------------------------------------------
                                                                      2,853,249
--------------------------------------------------------------------------------
TEXTILES - 1.0%
   500,000   Delta Mills, Series B             9.63%     9/1/07         310,000
--------------------------------------------------------------------------------
TRANSPORTATION - 4.1%
 1,000,000   Cummins, Inc.,
             144A                              9.50%   11/20/10       1,065,000
   250,000   Stena AB, 144A                    9.63%    12/1/12         258,125
--------------------------------------------------------------------------------
                                                                      1,323,125
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                              $ 30,292,458
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

42

--------------------------
TOUCHSTONE HIGH-YIELD FUND
--------------------------

--------------------------------------------------------------------------------
Schedule of Investments continued

 Shares                                                                 Value
COMMON STOCKS - 0.3%
Communications - 0.3%
     5,226   WilTel Communications, Inc.*                          $     82,519
--------------------------------------------------------------------------------
PREFERRED STOCKS - 1.1%
COMMUNICATIONS - 0.1%
       500   Broadwing Communications                                    44,375
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 0.0%
       749   McLeodusa, Series A                                          3,071
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 1.0%
     3,500   CSC Holdings, Series M                                     325,500
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                             $    372,946
--------------------------------------------------------------------------------
WARRANTS - 0.0%
     1,660   McLeodusa                                             $        581
--------------------------------------------------------------------------------
MONEY MARKETS - 2.3%
   762,000   Merrill Lynch Premier
             Money Market - Institutional                          $    762,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 97.4%
(COST $35,017,817)                                                 $ 31,677,410
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.6%                            851,143
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 32,528,553
--------------------------------------------------------------------------------
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities were valued at $6,963,848 or 21.41% of net assets.
REIT - Real Estate Investment Trust.
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.

The accompanying notes are an integral part of the financial statements.

--------------------
TOUCHSTONE BOND FUND
--------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE BOND FUND

In the past year, the bond market continued its strong performance, as represented by the Lehman Aggregate Index which returned 10.26%. This marks the third consecutive year in which fixed income has outperformed the equity markets. A weak economy, fears of war with Iraq, and the ongoing concern over terrorism fueled the Treasury market for much of 2002 and remain the concerns as we enter 2003. The Touchstone Bond Fund returned 7.9% for the year compared to the average Lehman Brothers Aggregate Bond Index of 10.3%.

The first nine months of 2002 was a period of low interest rates, brought on by the economic weakness and corporate governance scandals, while the fourth quarter is best characterized as a reversal of this trend. Long-term yields increased from historical low levels at the end of September as the market began to speculate about rising economic growth. Our allocation to Treasuries was slightly less than the benchmark, providing a slight positive to performance. The following table illustrates how the yield curve changed in the year:

               12/31/01       9/30/02        12/31/02
6 mos            1.790         1.501           1.204
2 year           3.022         1.683           1.598
5 year           4.300         2.560           2.734
10 year          5.049         3.594           3.814
30 year          5.465         4.668           4.757

Corporate bonds were the worst performing sector of the bond market for the year, but the best performing sector in the fourth quarter, with November being one of the best months in history. The average risk premium to Treasuries narrowed 0.49%, recovering half of the under-performance corporate bonds experienced to that point in 2002. HSBC's purchase of Household International proved to be an important event, giving investors the confidence to invest in the lower quality portion of the market. We were underweight low-quality corporate bonds, which was a positive for performance in the first three quarters of the year, but detracted from performance in the quarter. Although the risk premium is lower, volatility is expected to remain high in 2003, as the economic outlook is still cloudy.

Treasuries were best performing sector in the bond market in the year, but the worst in fourth quarter, as investors sought to increase yield over historically low rates. Mortgage related securities were one the top sectors in 2002 were helped in the fourth quarter by slightly increasing interest rates as well as declining volatility. Our allocation to mortgage related securities was higher than the benchmark, which was a positive for performance, and will likely remain such in the first quarter of 2003.

The US economy, in the words of the Federal Reserve, is going through a "soft patch" and, in our opinion, will sustain modest growth in 2003. We believe the stimulus provided by the Fed will work through the system and provide a platform for accelerating growth later in the year. The fund will be positioned with less interest rate risk than the benchmark, as rates will likely rise when growth accelerates. We will be increasing our allocation to corporate bonds as the environment for corporate profitability improves and we look to increase the yield of the portfolio versus the benchmark. The allocation to Treasury securities will be reduced, as we believe the yield offered does not compensate for the risk inherent in the level of interest rates.

44

--------------------
TOUCHSTONE BOND FUND
--------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Bond Fund
Lehman Brothers Aggregate Bond (Major Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          01/01/99
  7.93%             5.84%
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        01/01/99
         25.48%
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on January 1, 1999.

--------------------
TOUCHSTONE BOND FUND
--------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

ASSET-BACKED SECURITIES - 2.2%
FINANCIAL SERVICES - 2.2%
$  900,000   CNH Equipment
             Trust, Series
             2000-B, Class A4                  6.95%    9/15/07    $    939,386
--------------------------------------------------------------------------------
CORPORATE BONDS - 26.3%
BANKING - 3.1%
   430,000   Banc of
             America                           5.12%    7/11/43         446,684
   375,000   Bank of
             New York                          7.30%    12/1/09         439,415
   380,000   US Bank NA                        5.70%   12/15/08         417,599
--------------------------------------------------------------------------------
                                                                      1,303,698
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.7%
   300,000   Dominion
             Resources                         7.60%    7/15/03         306,980
   400,000   Indiana Michigan
             Power                             6.13%   12/15/06         399,000
   420,000   Oncor Electric
             Delivery, 144A                    7.00%     5/1/32         419,942
--------------------------------------------------------------------------------
                                                                      1,125,922
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 9.5%
   500,000   American
             Express Co.                       3.75%   11/20/07         506,092
   500,000   Citigroup, Inc.                   5.63%    8/27/12         525,741
   200,000   Ford Motor
             Credit                            6.75%    5/15/05         201,952
   400,000   General Electric
             Cap Corp.                         6.75%    3/15/32         442,236
   410,000   General Motors
             Acceptance
             Corp                              6.13%    8/28/07         414,866
   325,000   J.P. Morgan
             Chase                             6.75%     2/1/11         353,346
   530,000   J.P. Morgan
             Chase                             5.82%    5/12/34         579,142
   485,000   Morgan Stanley
             Dean Witter                       6.60%     4/1/12         537,534
   350,000   National Rural
             Utilities                         6.50%     3/1/07         385,029
--------------------------------------------------------------------------------
                                                                      3,945,938
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 2.5%
   950,000   International
             Paper                             8.13%     7/8/05       1,063,332
--------------------------------------------------------------------------------
HOUSING - 1.0%
 1,000,000   Champion
             Enterprises                       7.63%    5/15/09         440,000
--------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 0.6%
   250,000   Tyco
             International                     6.38%    2/15/06         242,500
--------------------------------------------------------------------------------
INSURANCE - 0.7%
   280,000   Allstate Corp.                    6.13%   12/15/32         285,239
--------------------------------------------------------------------------------
OIL & GAS - 2.5%
   450,000   Kinder Morgan
             Energy Partners                   7.75%    3/15/32         510,790
   500,000   Peoples Energy                    6.90%    1/15/11         550,705
--------------------------------------------------------------------------------
                                                                      1,061,495
--------------------------------------------------------------------------------
RETAILERS - 1.2%
$  460,000   Kroger Co.                        7.38%     3/1/05    $    499,321
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 2.5%
   350,000   France Telecom                    7.20%     3/1/06         383,202
   600,000   GTE North                         6.40%    2/15/05         647,897
--------------------------------------------------------------------------------
                                                                      1,031,099
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                              $ 10,998,544
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 29.3%
   567,707   Federal Home
             Loan Mortgage
             Corporation                       7.00%     5/1/30         600,080
 4,581,310   Federal Home
             Loan Mortgage
             Corporation                       6.50%     8/1/32       4,774,237
        10   Federal National
             Mortgage
             Association                       5.00%    12/1/17              10
 1,330,000   Federal National
             Mortgage
             Association                       5.00%   12/15/17       1,365,566
   577,385   Federal National
             Mortgage
             Association                       8.00%     5/1/30         622,446
   635,083   Federal National
             Mortgage
             Association                       7.50%     1/1/31         674,492
   395,493   Federal National
             Mortgage
             Association                       6.50%     3/1/32         411,976
 1,523,921   Federal National
             Mortgage
             Association                       6.50%     8/1/32       1,587,432
 1,193,519   Federal National
             Mortgage
             Association TBA                   5.00%     1/1/18       1,222,611
   571,000   Federal National
             Mortgage
             Association TBA                   6.00%    1/14/33         590,807
     1,115   Government
             National
             Mortgage
             Association                       7.50%    7/15/23           1,198
   207,492   Government
             National
             Mortgage
             Association                       6.75%    9/20/24         213,822
   174,138   Government
             National
             Mortgage
             Association                       8.00%    7/15/30         187,885
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES                                   $ 12,252,562
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.2%
 1,700,000   Federal
             National
             Mortgage
             Association                       6.50%    7/25/27    $  1,776,071
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

46

--------------------
TOUCHSTONE BOND FUND
--------------------

--------------------------------------------------------------------------------
Schedule of Investments continued

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.6%
$1,174,000  Federal Home
             Loan Bank
             Discount Note                               1/2/03    $  1,174,000
   750,000   Federal
             National
             Mortgage
             Association                       7.13%    6/15/10         905,050
 1,500,000   Federal
             National
             Mortgage
             Association                       3.50%    9/15/04       1,546,380
   500,000   Federal
             National
             Mortgage
             Association                       4.75%    6/18/07         522,482
   500,000   Federal
             National
             Mortgage
             Association                       3.93%    9/17/07         508,459
   655,000   Federal
             National
             Mortgage
             Association                       7.13%    1/15/30         808,298
 1,000,000   Federal
             National
             Mortgage
             Association                       6.50%    3/25/30       1,057,680
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                 $  6,522,349
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 20.2%
$  800,000   U.S. Treasury
             Bond                              9.13%    5/15/18    $  1,198,438
   725,000   U.S. Treasury
             Bond                              8.75%    5/15/20       1,069,205
   720,000   U.S. Treasury
             Note                              3.25%    5/31/04         739,182
 2,185,000   U.S. Treasury
             Note                              7.88%   11/15/04       2,439,946
 2,315,000   U.S. Treasury
             Note                              5.75%   11/15/05       2,559,070
   415,000   U.S. Treasury
             Notes                             6.00%    8/15/09         482,501
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS                                    $  8,488,342
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 1.4%
   590,000   Duke Energy
             Corp. Discount
             Note                                       1/14/03    $    589,670
--------------------------------------------------------------------------------

 Shares                                                                 Value

MONEY MARKETS - 4.4%
 1,855,000   Merrill Lynch
             Premier Money
             Market -
             Institutional                                         $  1,855,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 103.6%
(COST $42,747,846)                                                 $ 43,421,924
LIABILITIES IN EXCESS OF
OTHER ASSETS - (3.6%)                                                (1,498,111)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 41,923,813
--------------------------------------------------------------------------------
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2003, this security was valued at $419,942 or 1.00% of net assets.

The accompanying notes are an integral part of the financial statements.

------------------------------
TOUCHSTONE STANDBY INCOME FUND
------------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE STANDBY INCOME FUND

A bottoming economy with an accommodative Federal Reserve Board and corporate malfeasance were the dominant themes in 2002. Economic growth, as measured by Gross Domestic Product (GDP), appears to have bottomed, increasing from 0.00% in 2001 to a projected 2.9% in 2002. Near -3% GDP, while relatively strong from a historical perspective, still seems weak compared to the 5% growth rate of the late 1990's. The Fed, in an effort to maintain liquidity and stimulate capital spending, lowered the fed funds rate 50 basis points in November, bringing the rate to 1.25%. In this interest rate cycle the Fed has cut short-term rates 12 times, effectively lowering the fed funds rate 525 basis points over two years.

The accommodative Fed has resulted in a dramatically steeper Treasury curve. The difference in yield between the 2-year Treasury note and the 30-year Treasury bond increased from 2.44% in January to a historically wide 3.25% at year-end. Short-term securities, those typically purchased by the Standby Income Fund, performed very well in this environment. The soft economy and lower interest rates were a mixed blessing, however, as credit quality across the investment grade sector generally remains weak.

Corporate bonds, plagued by poor governance, corrupt accounting and a global slowdown, became a game of chance in 2002. In this difficult environment security selection was primary driver in producing good relative performance. By reducing the Fund's exposure to corporate securities and generally increasing credit quality we were able to avoid the corporate minefield that characterized 2002. The Fund continues to benefit from a reduced emphasis on corporate bonds and greater focus and mortgage- and asset-backed bonds.

We continue to invest portfolio runoff into short-term, Agency and whole-loan collateralized mortgage obligations, Ginnie Mae adjustable Rate Mortgages and other mortgage-related asset-backed securities. All of these securities are "AAA" rated and carry very attractive spreads to traditional short-term investments (i.e. CP and short corporate securities). These securities are generally under-followed by other short-term investors and are therefore attractively priced. The Fund's weighted average maturity has remained stable during the year at approximately 0.7 years.

We will continue to focus on higher quality corporates and amortizing asset-backed bonds in the portfolio. We are currently targeting a 40% allocation to mortgage-related asset-backed securities and will look to maintain that level in 2003. We are likely to trim duration sometime later in the year as the Federal Reserve comes into play, possibly raising rates in the 3rd or 4th quarter.

48

------------------------------
TOUCHSTONE STANDBY INCOME FUND
------------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Standby Income Fund
Merrill Lynch 91-Day Treasury (Major Index)

--------------------------------------------------------------------------------

-------------------------------------
    Average Annual Total Return
-------------------------------------
One Year     Five Years       Since
 Ended         Ended        Inception
12/31/02      12/31/02      11/21/94
  3.07%         4.92%         5.14%
-------------------------------------
     Cumulative Total Return
-------------------------------------
         Since Inception
            11/21/94
             50.16%
-------------------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

------------------------------
TOUCHSTONE STANDBY INCOME FUND
------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

ASSET-BACKED SECURITIES - 6.9%
AUTOMOTIVE - 2.8%
$  500,000   United Fidelity
             Auto Receivables
             Trust, Series
             2002-A                            3.25%    8/15/06    $    508,476
--------------------------------------------------------------------------------
EQUIPMENT - 4.1%
   494,202   CIT Equipment
             Collateral,
             Series 2001-1                     5.23%   10/20/04         499,947
   273,119   Newcourt
             Equipment Trust,
             Series 1999-1                     7.18%   10/20/05         277,016
--------------------------------------------------------------------------------
                                                                        776,963
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES                                      $  1,285,439
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 28.0%
BEVERAGES, FOOD & TOBACCO - 5.3%
 1,000,000   Conagra Foods                     1.45%     1/2/03         999,960
--------------------------------------------------------------------------------
ELECTRIC SERVICES - 5.3%
 1,000,000   American
             Electric Power Co.
             Discount
             Note, 144A                        2.15%     1/3/03         999,881
--------------------------------------------------------------------------------
ENERGY - 13.4%
   750,000   Atmos Energy
             Corp. Discount
             Note, 144A                        1.70%     1/8/03         749,752
   750,000   Carolina
             Power & Light
             Discount Note                     1.60%    1/10/03         749,700
   750,000   Cinergy Corp.,
             144A                              1.80%     1/3/03         749,925
   250,000   Duke Energy                       1.55%     1/3/03         249,978
--------------------------------------------------------------------------------
                                                                      2,499,355
--------------------------------------------------------------------------------
SPECIAL PURPOSE - 4.0%
   750,000   Cooperative
             Association
             Tractor                           1.45%    1/17/03         749,517
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                             $  5,248,713
--------------------------------------------------------------------------------
CORPORATE BONDS - 35.2%
AIRCRAFT - 2.2%
   400,000   Boeing                            6.70%    6/10/03         407,860
--------------------------------------------------------------------------------
BANKING - 1.3%
   250,000   Fleet Financial                   6.88%     3/1/03         251,933
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 0.7%
   125,000   Kellogg Co.                       5.50%     4/1/03         125,963
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.6%
   300,000   Tribune Co.                       5.75%    9/16/03         308,353
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.6%
   321,000   National Rural
             Utilities                         5.95%    1/15/03         321,302
   350,000   Public Service
             Company of
             Colorado                          6.00%    4/15/03         351,741
--------------------------------------------------------------------------------
                                                                        673,043
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 9.4%
$  100,000   Bear Stearns                      6.75%   4/15/03 $        101,318
   500,000   Beneficial                        6.25%    2/18/03         501,730
   300,000   Beneficial                        6.75%    2/11/03         301,036
   300,000   CIT Group                         7.38%    3/15/03         302,931
   210,000   Countrywide
             Home Loans                        6.28%    1/15/03         210,239
   330,000   International
             Lease Financial                   4.75%     6/2/03         334,016
--------------------------------------------------------------------------------
                                                                      1,751,270
--------------------------------------------------------------------------------
HEAVY MACHINERY - 5.4%
 1,000,000   Ingersoll Rand                    5.75%    2/14/03       1,003,989
--------------------------------------------------------------------------------
OIL & GAS - 6.4%
   285,000   El Paso
             Natural Gas                       6.75%   11/15/03         253,650
   900,000   Northern
             Natural Gas                       6.88%     5/1/05         954,000
--------------------------------------------------------------------------------
                                                                      1,207,650
--------------------------------------------------------------------------------
RETAILERS - 4.6%
   615,000   Sears Roebuck
             Acceptance                        6.00%    3/20/03         615,333
   244,000   Sears Roebuck
             Acceptance                        6.90%     8/1/03         246,162
--------------------------------------------------------------------------------
                                                                        861,495
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                              $  6,591,556
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES - 18.0%
   305,619   Federal Home
             Loan Mortgage
             Corporation                       5.50%   12/15/09         307,555
   265,531   Federal Home
             Loan Mortgage
             Corporation                       5.50%     3/1/11         278,650
    44,228   Federal Home
             Loan Mortgage
             Corporation                       6.75%     2/1/06          45,572
    94,001   Federal Home
             Loan Mortgage
             Corporation                       8.50%    11/1/08          99,533
   293,812   Federal National
             Mortgage
             Association                       3.61%   12/25/08         293,791
    32,380   Federal National
             Mortgage
             Association                       7.00%    3/25/21          32,402
   990,728   Government
             National
             Mortgage
             Association                       5.38%    5/20/23       1,018,986
   142,025   Government
             National
             Mortgage
             Association                       5.38%    3/20/25         145,898
   127,308   Government
             National
             Mortgage
             Association                       5.38%    1/20/26         130,625

The accompanying notes are an integral part of the financial statements.

50

------------------------------
TOUCHSTONE STANDBY INCOME FUND
------------------------------

--------------------------------------------------------------------------------
Schedule of Investments continued

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

AGENCY MORTGAGE-BACKED SECURITIES - Continued
$  259,544   Government
             National
             Mortgage
             Association                       5.38%    5/20/27    $    267,008
   124,781   Government
             National
             Mortgage
             Association                       5.38%    2/20/28         128,046
   141,635   Government
             National
             Mortgage
             Association                       5.38%    5/20/28         145,650
    96,741   Government
             National
             Mortgage
             Association                       5.75%    9/20/17          99,555
    69,992   Government
             National
             Mortgage
             Association                       5.75%    9/20/17          72,150
    70,667   Government
             National
             Mortgage
             Association                       6.63%   12/20/21          72,990
    85,006   Government
             National
             Mortgage
             Association                       6.63%   12/20/26          87,717
   134,994   Government
             National
             Mortgage
             Association                       6.75%    8/20/26         139,071
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES                            $  3,365,199
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES - 2.6%
FINANCIAL SERVICES - 2.6%
$  304,247   Bear Stearns
             Asset Backed
             Securities, Series
             2001-2                            7.50%   10/25/34    $    310,326
    29,225   IMPAC Secured
             Assets, Series
             2000-4                            7.29%   08/25/26          28,662
   138,449   Wells Fargo,
             Series 2001-18                    6.75%    9/25/31         139,760
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED
SECURITIES                                                         $    478,748
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 4.3%
TRANSPORTATION - 4.3%
   800,000   Cleveland, Ohio
             Airport Surplus
             Revenue                           5.55%     6/1/03    $    811,400
--------------------------------------------------------------------------------

 Shares                                                                 Value
MONEY MARKETS - 2.6%
   488,579   Merrimac Money Market                                 $    488,579
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 97.6%
(COST $18,229,829)                                                 $ 18,269,634
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.4%                            454,418
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 18,724,052
--------------------------------------------------------------------------------
144A - This security is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities were valued at $2,499,558 or 13.35% of net assets.

The accompanying notes are an integral part of the financial statements.

----------------------------
TOUCHSTONE MONEY MARKET FUND
----------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002
Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

COMMERCIAL PAPER - 26.9%
FINANCIAL SERVICES - 11.1%
$  450,000   UBS Finance
             America                          1.200%     1/2/03    $    449,985
   600,000   GIRO
             Multi-Funding
             Corp., 144A                      1.410%     1/2/03         599,977
--------------------------------------------------------------------------------
                                                                      1,049,962
--------------------------------------------------------------------------------
SPECIAL PURPOSE - 4.2%
   400,000   Cooperative
             Association
             Tractor Dealers                  1.290%     1/3/03         399,971
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 5.3%
   500,000   Bellsouth
             Corp., 144A                      1.330%     1/3/03         499,963
--------------------------------------------------------------------------------
UTILITIES - 6.3%
   600,000   Florida Power
             & Light Co.                      1.320%    1/14/03         599,714
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                             $  2,549,610
--------------------------------------------------------------------------------
CORPORATE BONDS - 24.7%
BANKING - 4.6%
   100,000   First Chicago
             Corp                             7.625%    1/15/03         100,221
   210,000   Bank of America
             Corp                             7.000%    5/15/03         214,148
   120,000   Citicorp                         7.125%     6/1/03         122,299
--------------------------------------------------------------------------------
                                                                        436,668
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 17.1%
   150,000   Salomon Smith
             Barney Holdings                  7.300%    1/15/03         150,282
   362,000   Bear Stearns
             Co                               6.125%     2/1/03         362,998
   360,000   Associates
             Corp. NA                         6.000%    4/15/03         363,956
   100,000   Bear Stearns
             Co., Inc.                        6.750%    4/15/03         101,167
   100,000   Morgan Stanley
             Dean Witter                      7.375%    4/15/03         101,236
   100,000   Salomon Smith
             Barney Holdings                  6.250%    5/15/03         101,286
   133,000   Bear Stearns
             Co., Inc.                        6.700%     8/1/03         136,176
   200,000   International
             Lease Finance
             Corp                             5.500%    9/29/03         204,804
   100,000   Morgan Stanley
             Dean Witter                      6.375%   12/15/03         104,316
--------------------------------------------------------------------------------
                                                                      1,626,221
--------------------------------------------------------------------------------
OIL & GAS - 1.5%
   140,000   BP Amoco                         5.550%    4/15/03         141,069
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 1.5%
   135,000   Verizon
             Communications                   9.100%     6/1/03         138,190
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                              $  2,342,148
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS - 8.4%
$  300,000   Deerfield Twp,
             OH GO BANS                       3.600%   5/14/03     $    300,416
   500,000   Cleveland, OH
             Urban
             Renewal Rev                      2.250%   10/30/03         500,000
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS                                      $    800,416
--------------------------------------------------------------------------------
TAXABLE VARIABLE DEMAND NOTES - 39.0%
   250,000   Regional Waste
             Systems, Inc.                    1.440%     1/2/03         250,000
   250,000   Cleveland,
             OH Airport
             Sys. Rev                         1.500%     1/2/03         250,000
   150,000   Ezflow LP                        1.500%     1/2/03         150,000
   280,000   Shelby Co., TN
             Hlth. Ed. & Hsg.
             (Courtyard Apts.)                1.500%     1/2/03         280,000
   355,000   California
             Statewide
             Multi-fam.
             Hsg. Rev.
             (Sunrise Proj.)                  1.550%     1/2/03         355,000
   200,000   Florida Hsg.
             Fin. Corp.
             Mulit-fam. Rev.
             (Cypress Lake)                   1.550%     1/2/03         200,000
   300,000   Suffolk Co., NY
             Ind. Dev. Agency
             (Hampton Day
             School)                          1.570%     1/2/03         300,000
   100,000   California
             Infrastructure &
             Econ. Dev. Bank                  1.600%     1/2/03         100,000
   100,000   Michigan State
             Strat. Fund
             (Briarwood)                      1.600%     1/2/03         100,000
   215,000   Washington
             St. HFC (Corlyle
             Care Ctr.)                       1.600%     1/2/03         215,000
   100,000   Riverside
             Co., CA Ind. Dev.
             (Advance
             Business)                        1.620%     1/2/03         100,000
    80,000   New Jersey
             Econ. Dev. Auth                  1.650%     1/2/03          80,000
   100,000   Waterford, WI
             Ind. Dev. Rev.
             (E&S Plastic
             Prod.)                           1.650%     1/2/03         100,000
   200,000   Illinois Dev.
             Fin. Auth.
             (Technifast Ind.)                1.670%     1/2/03         200,000
   250,000   Milwaukee, WI
             Red. Auth.
             (Palermovilla)                   1.700%     1/2/03         250,000

The accompanying notes are an integral part of the financial statements.

52

----------------------------
TOUCHSTONE MONEY MARKET FUND
----------------------------

--------------------------------------------------------------------------------
Schedule of Investments continued

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

TAXABLE VARIABLE DEMAND NOTES - Continued
$  230,000   Denver LLC                       1.900%     1/2/03    $    230,000
   280,000   California Pol.
             Ctl. Fin                         2.200%     1/2/03         280,000
   250,000   Schenectady,
             NY Ind. Dev.
             Agency (JMR
             Dev. Co. Project)                1.450%     1/3/03         250,000
--------------------------------------------------------------------------------
TOTAL TAXABLE VARIABLE DEMAND NOTES                                $  3,690,000
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.7%
$  165,000   Federal Home
             Loan Bank                        0.750%     1/2/03    $    164,997
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 100.7%
(COST $9,547,171)                                                  $  9,547,171
LIABILITIES IN EXCESS OF
OTHER ASSETS - (0.7%)                                                   (65,516)
NET ASSETS - 100.0%                                                $  9,481,655
--------------------------------------------------------------------------------
144A - This is a security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities were valued at $1,099,940 or 11.60% of net assets.

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                               December 31, 2002

                                                                      Touchstone       Touchstone      Touchstone     Touchstone
                                                                     International      Emerging       Small Cap        Growth/
                                                                         Equity          Growth          Value           Value
                                                                          Fund            Fund            Fund            Fund
ASSETS:
Investments, at cost                                                  $ 12,250,928    $ 23,181,729    $  9,608,544    $  5,285,739
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                 $ 10,717,345    $ 23,484,161    $  8,038,385    $  3,627,591
Cash                                                                            --       1,460,943         213,998          64,394
Receivables for:
   Investments sold                                                             --         632,348              --              --
   Fund shares sold                                                            123              43              62              --
   Dividends                                                                 7,400           4,138           4,505             468
   Foreign tax reclaims                                                     25,817              --              --              --
   Interest                                                                     53             521              95              26
Reimbursement receivable from Investment Advisor                                --              --           1,749          11,722
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                      10,750,738      25,582,154       8,258,794       3,704,201
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                                              52,114              --              --              --
Payable for:
   Investments purchased                                                        --          98,144              --              --
   Unrealized depreciation on foreign forward currency contracts             6,349              --              --              --
   Fund shares redeemed                                                      4,461          14,338           1,250          15,620
Payable to affiliates                                                       11,084          41,103           4,000           4,000
Other accrued expenses                                                      28,390          20,728          27,327          18,292
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                    102,398         174,313          32,577          37,912
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $ 10,648,340    $ 25,407,841    $  8,226,217    $  3,666,289
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                       1,857,174       1,888,858       1,628,413         665,617
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value                                                       $       5.73    $      13.45    $       5.05    $       5.51
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                    $ 25,172,677      25,851,643      14,048,660       6,677,530
   Undistributed (distribution in excess of) net investment income          (2,081)             --              --              --
   Accumulated net realized gain (loss) on investments
      and foreign currency transactions                                (12,992,763)       (746,234)     (4,252,284)     (1,353,093)
   Net unrealized appreciation (depreciation) on investments
      and foreign currency transactions                                 (1,529,493)        302,432      (1,570,159)     (1,658,148)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                           $ 10,648,340    $ 25,407,841    $  8,226,217    $  3,666,289
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

54

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Statements of Assets and Liabilities continued

                                                                       Touchstone                                      Touchstone
                                                                        Large Cap      Touchstone      Touchstone       Growth &
                                                                         Growth        Enhanced 30     Value Plus        Income
                                                                          Fund            Fund            Fund            Fund
ASSETS:
Investments, at cost                                                  $  6,124,980    $  9,832,488    $  5,317,966    $ 27,136,351
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                 $  5,227,747    $  7,439,617    $  4,426,751    $ 23,790,278
Cash                                                                     1,041,403         117,544         741,183       1,542,281
Receivables for:
   Investments sold                                                        104,091              --              --         171,316
   Fund shares sold                                                             --          12,227              50              --
   Dividends                                                                 2,896          14,055           6,357          73,462
   Interest                                                                    134              31              29             350
Reimbursement receivable from Investment Advisor                             1,749              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                       6,378,020       7,583,474       5,174,370      25,577,687
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                                    68,934              --              --         189,634
   Fund shares redeemed                                                        399             277           8,898           9,637
Payable to affiliates                                                        4,001          12,965           6,789          86,268
Other accrued expenses                                                      20,406           9,621          14,574          29,122
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                     93,740          22,863          30,261         314,661
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $  6,284,280    $  7,560,611    $  5,144,109    $ 25,263,026
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                       1,066,804       1,109,482         683,566       3,248,657
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value                                                       $       5.89    $       6.81    $       7.53    $       7.78
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                    $ 10,316,312      11,408,781       6,986,639      28,761,815
   Undistributed (distribution in excess of) net investment income              --              --              --           7,619
   Accumulated net realized gain (loss) on investments
      and foreign currency transactions                                 (3,134,799)     (1,455,299)       (951,315)       (160,335)
   Net unrealized appreciation (depreciation) on investments
      and foreign currency transactions                                   (897,233)     (2,392,871)       (891,215)     (3,346,073)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                           $  6,284,280    $  7,560,611    $  5,144,109    $ 25,263,026
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                                                       Touchstone     Touchstone
                                                       Touchstone      Touchstone      Touchstone       Standby          Money
                                                        Balanced       High Yield         Bond           Income          Market
                                                          Fund            Fund            Fund            Fund            Fund
ASSETS:
Investments, at cost                                  $ 21,918,002    $ 35,017,817    $ 42,747,846    $ 18,229,829    $  9,547,171
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                 $ 22,399,659    $ 31,677,410    $ 43,421,924    $ 18,269,634    $  9,547,171
Cash                                                     1,140,018             874             559           1,579           1,304
Receivables for:
   Investments sold                                         70,109              --              --         315,036              --
   Fund shares sold                                             --          63,167              --          10,816              --
   Dividends                                                10,550           9,734              --              --              --
   Interest                                                107,961         839,687         384,867         159,690          52,293
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                      23,728,297      32,590,872      43,807,350      18,756,755       9,600,768
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                        --              --       1,794,459              --         104,617
   Unrealized depreciation on foreign
      forward currency contracts                            19,026              --              --              --              --
   Fund shares redeemed                                     22,660          15,310          23,268              12              --
Payable to affiliates                                       56,674          22,438          46,955          17,066           4,204
Other accrued expenses                                      13,690          24,571          18,855          15,625          10,292
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                    112,050          62,319       1,883,537          32,703         119,113
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                            $ 23,616,247    $ 32,528,553    $ 41,923,813    $ 18,724,052    $  9,481,655
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                       1,901,377       4,564,868       4,098,073       1,902,952       9,481,661
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value                                       $      12.42    $       7.13    $      10.23    $       9.84    $       1.00
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                    $ 25,435,384    $ 38,453,878    $ 41,481,164    $ 19,196,201    $  9,481,661
   Undistributed (distribution in excess of)
      net investment income                                 27,808          65,202             100              --              22
   Accumulated net realized gain (loss) on
      investments and foreign currency transactions     (2,311,645)     (2,650,120)       (231,529)       (511,954)            (28)
   Net unrealized appreciation (depreciation)
      on investments and foreign currency
      transactions                                         464,700      (3,340,407)        674,078          39,805              --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING           $ 23,616,247    $ 32,528,553    $ 41,923,813    $ 18,724,052    $  9,481,655
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

56

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                            For the Year Ended December 31, 2002

                                                             Touchstone     Touchstone     Touchstone     Touchstone
                                                            International    Emerging      Small Cap       Growth/
                                                               Equity         Growth         Value          Value
                                                                Fund           Fund           Fund           Fund
INVESTMENT INCOME:
   Interest                                                 $     1,345    $    15,114    $     3,864    $     1,122
   Dividends(a)                                                 249,618         64,242         71,975         17,779
---------------------------------------------------------------------------------------------------------------------
      Total investment income                                   250,963         79,356         75,839         18,901
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees                                     130,375        243,643         74,096         48,527
   Custody fees                                                 153,000         43,835         40,001         27,000
   Administration fees                                           28,355         22,684         22,684         22,684
   Accounting and pricing fees                                   18,904         15,122         15,123         15,123
   Sponsor fees                                                  27,447         60,911         18,524          9,706
   Professional fees                                              5,251          6,004         10,999         25,004
   Printing expense                                                  --             --            473             --
   Trustee fees                                                   2,126          4,047          2,000          1,515
   Other expenses                                                    --             --            950          2,120
---------------------------------------------------------------------------------------------------------------------
      Total expenses                                            365,458        396,246        184,850        151,679
      Fees waived and/or expenses
         reimbursed by the Advisor                             (166,687)       (20,896)       (73,779)       (88,633)
      Waiver of Sponsor fees                                    (27,447)       (25,149)       (18,524)        (9,706)
---------------------------------------------------------------------------------------------------------------------
      Net expenses                                              171,324        350,201         92,547         53,340
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     79,639       (270,845)       (16,708)       (34,439)
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                            (2,701,543)      (735,606)    (3,436,408)      (877,277)
      Foreign currency                                         (123,205)            --             --             --
---------------------------------------------------------------------------------------------------------------------
                                                             (2,824,748)      (735,606)    (3,436,408)      (877,277)
---------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation
      (depreciation) on:
      Investments                                             7,420,898     (6,584,252)       858,017     (1,452,544)
      Foreign currency                                       (8,024,483)            --             --             --
---------------------------------------------------------------------------------------------------------------------
                                                               (603,585)    (6,584,252)       858,017     (1,452,544)
---------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                             (3,428,333)    (7,319,858)    (2,578,391)    (2,329,821)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(3,348,694)   $(7,590,703)   $(2,595,099)   $(2,364,260)
---------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                     $    41,299    $        --    $        --    $        --

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                             Touchstone                                   Touchstone
                                                             Large Cap      Touchstone     Touchstone      Growth &
                                                               Growth      Enhanced 30     Value Plus       Income
                                                                Fund           Fund           Fund           Fund
INVESTMENT INCOME:
   Interest                                                 $     3,225    $     1,241    $     2,099    $    20,486
   Dividends(a)                                                  33,073        174,555        100,657        771,475
---------------------------------------------------------------------------------------------------------------------
      Total investment income                                    36,298        175,796        102,756        791,961
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees                                      55,475         61,961         44,362        241,453
   Custody fees                                                  25,000         19,000         25,250         22,000
   Administration fees                                           22,684         22,684         22,684         22,684
   Accounting and pricing fees                                   15,123         15,123         15,123         15,123
   Sponsor fees                                                  14,793         19,065         11,830         60,364
   Professional fees                                             24,056          4,509          4,698         17,803
   Printing expense                                                  --             --             --            934
   Trustee fees                                                   1,785          2,631          2,323          3,490
   Other expenses                                                 3,164             --          1,192             --
---------------------------------------------------------------------------------------------------------------------
      Total expenses                                            162,080        144,973        127,462        383,851
      Fees waived and/or expenses
         reimbursed by the Advisor                              (77,098)       (54,505)       (47,688)       (67,161)
      Waiver of Sponsor fees                                    (14,793)       (19,065)       (11,830)       (60,364)
---------------------------------------------------------------------------------------------------------------------
      Net expenses                                               70,189         71,403         67,944        256,326
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    (33,891)       104,393         34,812        535,635
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments                   (2,209,675)      (910,095)      (901,478)        29,680
   Net change in unrealized appreciation/
      depreciation on investments                            (1,006,897)    (1,676,937)    (1,012,814)    (5,238,924)
---------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                             (3,216,572)    (2,587,032)    (1,914,292)    (5,209,244)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(3,250,463)   $(2,482,639)   $(1,879,480)   $(4,673,609)
---------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                     $        --    $        --    $       135    $       818

The accompanying notes are an integral part of the financial statements.

58

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Statements of Operations continued

                                                                                                          Touchstone     Touchstone
                                                             Touchstone     Touchstone     Touchstone      Standby         Money
                                                              Balanced      High Yield        Bond          Income         Market
                                                                Fund           Fund           Fund           Fund           Fund
INVESTMENT INCOME:
   Interest                                                 $   568,365    $ 2,535,982    $ 2,004,662    $   748,240    $   236,156
   Dividends(a)                                                 224,044         60,453             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
      Total investment income                                   792,409      2,596,435      2,004,662        748,240        236,156
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees                                     201,843        129,152        207,233         50,006         55,274
   Custody fees                                                  34,000         33,750         28,405         26,770         36,570
   Administration fees                                           22,684         22,684         22,684         22,684         22,684
   Accounting and pricing fees                                   15,123         15,123         15,123         15,123         15,123
   Sponsor fees                                                  50,764         49,272         75,358         40,005         22,110
   Professional fees                                              7,525          8,245         10,035          8,574          7,377
   Printing expense                                                 752             --            981             --             --
   Trustee fees                                                   3,844          2,368          3,078          3,847            711
   Other expenses                                                    --          6,843             --             --          1,832
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                            336,535        267,437        362,897        167,009        161,681
      Fees waived and/or expenses
         reimbursed by the Advisor                              (57,454)       (20,763)       (27,585)       (26,986)       (73,296)
      Waiver of Sponsor fees                                    (50,764)       (49,272)       (52,567)       (40,005)       (22,110)
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                              228,317        197,402        282,745        100,018         66,275
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           564,092      2,399,033      1,721,917        648,222        169,881
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                            (2,166,926)      (665,942)       799,458       (233,375)            (6)
      Foreign currency                                          (88,749)            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
                                                             (2,255,675)      (665,942)       799,458       (233,375)            (6)
------------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation/
      depreciation on:
      Investments                                              (550,323)      (918,344)       392,412        195,069             --
      Foreign currency                                         (283,495)            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
                                                               (833,818)      (918,344)       392,412        195,069             --
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                      (3,089,493)    (1,584,286)     1,191,870        (38,306)            (6)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                $(2,525,401)   $   814,747    $ 2,913,787    $   609,916    $   169,875
------------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                     $       660    $        --    $        --    $        --    $        --

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Touchstone                      Touchstone
                                                              International Equity              Emerging Growth
                                                                      Fund                            Fund
                                                          ----------------------------    ----------------------------
                                                            For the         For the         For the         For the
                                                              Year            Year            Year            Year
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2002            2001            2002            2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                           $     79,639    $     78,465    $   (270,845)   $   (257,371)
   Net realized gain (loss) on:
      Investments                                           (2,701,543)     (8,968,138)       (735,606)      4,054,097
      Foreign currency                                        (123,205)       (154,139)             --              --
----------------------------------------------------------------------------------------------------------------------
                                                            (2,824,748)     (9,122,277)       (735,606)      4,054,097
----------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation
    (depreciation) on:
      Investments                                            7,420,898         739,879      (6,584,252)     (5,188,794)
      Foreign currency                                      (8,024,483)         (4,000)             --              --
----------------------------------------------------------------------------------------------------------------------
                                                              (603,585)        735,879      (6,584,252)     (5,188,794)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets from operations                            (3,348,694)     (8,307,933)     (7,590,703)     (1,392,068)
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                            --              --              --              --
   Realized capital gains                                           --              --      (1,178,459)     (2,944,481)
   Return of capital                                           (87,451)             --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                           (87,451)             --      (1,178,459)     (2,944,481)
----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                27,803,923       7,640,742      18,283,447       7,341,770
   Reinvestment of dividends                                    87,451              --       1,178,459       2,944,481
   Cost of shares redeemed                                 (30,032,589)    (15,893,266)    (21,590,131)    (11,761,932)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                               (2,141,215)     (8,252,524)     (2,128,225)     (1,475,681)
----------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (5,577,360)    (16,560,457)    (10,897,387)     (5,812,230)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                        16,225,700      32,786,157      36,305,228      42,117,458
----------------------------------------------------------------------------------------------------------------------
   End of year                                            $ 10,648,340    $ 16,225,700    $ 25,407,841    $ 36,305,228
======================================================================================================================
SHARES
   Issued                                                    4,226,875         978,405       1,094,869         403,014
   Reinvested                                                   15,261              --          86,524         161,077
   Redeemed                                                 (4,532,002)     (1,880,941)     (1,293,860)       (645,388)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding              (289,866)       (902,536)       (112,467)        (81,297)
   Shares outstanding, beginning of period                   2,147,040       3,049,576       2,001,325       2,082,622
----------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         1,857,174       2,147,040       1,888,858       2,001,325
======================================================================================================================

                                                                   Touchstone
                                                                   Small Cap
                                                                   Value Fund
                                                          ----------------------------
                                                            For the         For the
                                                              Year            Year
                                                             Ended           Ended
                                                          December 31,    December 31,
                                                              2002            2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                           $    (16,708)   $    (33,156)
   Net realized gain (loss) on:
      Investments                                           (3,436,408)        339,029
      Foreign currency                                              --              --
--------------------------------------------------------------------------------------
                                                            (3,436,408)        339,029
--------------------------------------------------------------------------------------
   Net change in unrealized appreciation
    (depreciation) on:
      Investments                                              858,017       1,269,864
      Foreign currency                                              --              --
--------------------------------------------------------------------------------------
                                                               858,017       1,269,864
--------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets from operations                            (2,595,099)      1,575,737
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                            --         (15,947)
   Realized capital gains                                           --         (18,422)
   Return of capital                                                --              --
--------------------------------------------------------------------------------------
   Total dividends and distributions                                --         (34,369)
--------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                 5,338,905       1,104,811
   Reinvestment of dividends                                        --          34,369
   Cost of shares redeemed                                  (5,094,343)     (2,564,459)
--------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                                  244,562      (1,425,279)
--------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (2,350,537)        116,089
--------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                        10,576,754      10,460,665
--------------------------------------------------------------------------------------
   End of year                                            $  8,226,217    $ 10,576,754
======================================================================================
SHARES
   Issued                                                    1,003,122         186,904
   Reinvested                                                       --           5,263
   Redeemed                                                   (996,218)       (397,356)
--------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding                 6,904        (205,189)
   Shares outstanding, beginning of period                   1,621,509       1,826,698
--------------------------------------------------------------------------------------
   Shares outstanding, end of period                         1,628,413       1,621,509
======================================================================================

The accompanying notes are an integral part of the financial statements.

60

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets continued

                                                                   Touchstone                      Touchstone
                                                                  Growth/Value                  Large Cap Growth
                                                                      Fund                            Fund
                                                          ----------------------------    ----------------------------
                                                            For the         For the         For the         For the
                                                              Year           Period           Year           Period
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2002           2001(a)          2002           2001(a)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                           $    (34,439)   $    (19,673)   $    (33,891)   $    (19,341)
   Net realized loss                                          (877,277)       (475,816)     (2,209,675)       (925,124)
   Net change in unrealized
      appreciation/depreciation                             (1,452,544)       (205,604)     (1,006,897)        109,664
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets
   from operations                                          (2,364,260)       (701,093)     (3,250,463)       (834,801)
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                            --              --              --              --
----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                 2,243,854       6,612,927       1,462,130      10,437,681
   Reinvestment of dividends                                        --              --              --              --
   Cost of shares redeemed                                  (2,006,316)       (118,823)     (1,509,749)        (20,518)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                                  237,538       6,494,104         (47,619)     10,417,163
----------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (2,126,722)      5,793,011      (3,298,082)      9,582,362
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                       5,793,011              --       9,582,362              --
----------------------------------------------------------------------------------------------------------------------
   End of period                                          $  3,666,289    $  5,793,011    $  6,284,280    $  9,582,362
======================================================================================================================
SHARES
   Issued                                                      335,986         683,237         236,041       1,068,342
   Reinvested                                                       --              --              --              --
   Redeemed                                                   (340,042)        (13,564)       (235,320)         (2,259)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding                (4,056)        669,673             721       1,066,083
   Shares outstanding, beginning of period                     669,673              --       1,066,083              --
----------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                           665,617         669,673       1,066,804       1,066,083
======================================================================================================================

                                                                  Touchstone
                                                                  Enhanced 30
                                                                   Value Fund
                                                          ----------------------------
                                                            For the         For the
                                                              Year            Year
                                                             Ended           Ended
                                                          December 31,    December 31,
                                                              2002            2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                           $    104,393    $    104,549
   Net realized loss                                          (910,095)       (223,117)
   Net change in unrealized
      appreciation/depreciation                             (1,676,937)     (1,324,674)
--------------------------------------------------------------------------------------
Net decrease in net assets
   from operations                                          (2,482,639)     (1,443,242)
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                      (104,398)       (104,807)
--------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                   829,682         437,203
   Reinvestment of dividends                                   104,398         104,807
   Cost of shares redeemed                                  (1,806,309)       (675,212)
--------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                                 (872,229)       (133,202)
--------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (3,459,266)     (1,681,251)
--------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                      11,019,877      12,701,128
--------------------------------------------------------------------------------------
   End of period                                          $  7,560,611    $ 11,019,877
======================================================================================
SHARES
   Issued                                                      108,165          46,952
   Reinvested                                                   15,330          11,606
   Redeemed                                                   (247,355)        (72,926)
--------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding              (123,860)        (14,368)
   Shares outstanding, beginning of period                   1,233,342       1,247,710
--------------------------------------------------------------------------------------
   Shares outstanding, end of period                         1,109,482       1,233,342
======================================================================================

(a)  The Fund commenced operations on May 1, 2001.

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                   Touchstone                      Touchstone
                                                                   Value Plus                   Growth & Income
                                                                      Fund                            Fund
                                                          ----------------------------    ----------------------------
                                                            For the         For the         For the         For the
                                                              Year            Year            Year            Year
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2002            2001            2002            2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                  $     34,812    $     29,268    $    535,635    $    485,688
   Net realized gain (loss) on:
      Investments                                             (901,478)         12,448          29,680       1,126,944
      Foreign currency                                              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
                                                              (901,478)         12,448          29,680       1,126,944
----------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation/
    depreciation on:
      Investments                                           (1,012,814)       (136,067)     (5,238,924)     (3,862,234)
      Foreign currency                                              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
                                                            (1,012,814)       (136,067)     (5,238,924)     (3,862,234)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
      in net assets from operations                         (1,879,480)        (94,351)     (4,673,609)     (2,249,602)
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                       (64,080)             --      (1,021,324)       (732,234)
   Realized capital gains                                       (1,861)        (79,697)     (1,022,241)     (1,644,765)
----------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                           (65,941)        (79,697)     (2,043,565)     (2,376,999)
----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                 2,075,515       2,570,381       2,279,358         984,873
   Reinvestment of dividends                                    65,941          79,697       2,043,565       2,376,999
   Cost of shares redeemed                                  (2,226,903)     (2,093,897)     (6,466,134)    (21,946,881)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                                  (85,447)        556,181      (2,143,211)    (18,585,009)
----------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (2,030,868)        382,133      (8,860,385)    (23,211,610)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                         7,174,977       6,792,844      34,123,411      57,335,021
----------------------------------------------------------------------------------------------------------------------
   End of year                                            $  5,144,109    $  7,174,977    $ 25,263,026    $ 34,123,411
======================================================================================================================
SHARES
   Issued                                                      238,711         242,690         253,065          89,615
   Reinvested                                                    8,751           7,605         257,012         237,226
   Redeemed                                                   (253,494)       (200,654)       (698,014)     (1,980,821)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding                (6,032)         49,641        (187,937)     (1,653,980)
   Shares outstanding, beginning of period                     689,598         639,957       3,436,594       5,090,574
----------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                           683,566         689,598       3,248,657       3,436,594
======================================================================================================================

                                                                   Touchstone
                                                                    Balanced
                                                                      Fund
                                                          ----------------------------
                                                            For the         For the
                                                              Year            Year
                                                             Ended           Ended
                                                          December 31,    December 31,
                                                              2002            2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                  $    564,092    $    827,227
   Net realized gain (loss) on:
      Investments                                           (2,166,926)        394,356
      Foreign currency                                         (88,749)         58,409
--------------------------------------------------------------------------------------
                                                            (2,255,675)        452,765
--------------------------------------------------------------------------------------
   Net change in unrealized appreciation/
    depreciation on:
      Investments                                             (550,323)       (492,283)
      Foreign currency                                        (283,495)            869
--------------------------------------------------------------------------------------
                                                              (833,818)       (491,414)
--------------------------------------------------------------------------------------
   Net increase (decrease)
      in net assets from operations                         (2,525,401)        788,578
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                      (501,088)       (867,214)
   Realized capital gains                                       (3,140)       (409,980)
--------------------------------------------------------------------------------------
   Total dividends and distributions                          (504,228)     (1,277,194)
--------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                 4,935,841       3,114,794
   Reinvestment of dividends                                   504,228       1,277,194
   Cost of shares redeemed                                  (7,021,282)     (9,439,476)
--------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                               (1,581,213)     (5,047,488)
--------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (4,610,842)     (5,536,104)
--------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                        28,227,089      33,763,193
--------------------------------------------------------------------------------------
   End of year                                            $ 23,616,247    $ 28,227,089
======================================================================================
SHARES
   Issued                                                      385,892         217,294
   Reinvested                                                   40,593          91,359
   Redeemed                                                   (547,127)       (657,779)
--------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding              (120,642)       (349,126)
   Shares outstanding, beginning of period                   2,022,019       2,371,145
--------------------------------------------------------------------------------------
   Shares outstanding, end of period                         1,901,377       2,022,019
======================================================================================

The accompanying notes are an integral part of the financial statements.

62

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets continued

                                                                   Touchstone                      Touchstone
                                                                   High Yield                         Bond
                                                                      Fund                            Fund
                                                          ----------------------------    ----------------------------
                                                            For the         For the         For the         For the
                                                              Year            Year            Year            Year
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2002            2001            2002            2001
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income                                  $  2,399,033    $  1,691,285    $  1,721,917    $  1,895,125
   Net realized gain (loss)                                   (665,942)          6,908         799,458         625,777
   Net change in unrealized appreciation/depreciation         (918,344)       (567,540)        392,412           8,812
----------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations        814,747       1,130,653       2,913,787       2,529,714
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                    (2,330,508)     (1,728,333)     (3,644,239)     (2,116,586)
----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                27,250,110      16,535,531      13,707,443       3,011,471
   Reinvestment of dividends                                 2,330,508       1,728,333       3,644,239       2,116,586
   Cost of shares redeemed                                 (13,560,509)    (15,390,289)     (9,535,359)     (3,701,064)
----------------------------------------------------------------------------------------------------------------------
   Net increase from share transactions                     16,020,109       2,873,575       7,816,323       1,426,993
----------------------------------------------------------------------------------------------------------------------
   Total increase in net assets                             14,504,348       2,275,895       7,085,871       1,840,121
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                        18,024,205      15,748,310      34,837,942      32,997,821
----------------------------------------------------------------------------------------------------------------------
   End of year                                            $ 32,528,553    $ 18,024,205    $ 41,923,813    $ 34,837,942
======================================================================================================================
SHARES
   Issued                                                    3,644,673       2,040,469       1,267,796         277,911
   Reinvested                                                  326,859         231,991         356,231         204,897
   Redeemed                                                 (1,820,557)     (1,897,036)       (882,363)       (345,158)
----------------------------------------------------------------------------------------------------------------------
   Net increase in shares outstanding                        2,150,975         375,424         741,664         137,650
   Shares outstanding, beginning of period                   2,413,893       2,038,469       3,356,409       3,218,759
----------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         4,564,868       2,413,893       4,098,073       3,356,409
======================================================================================================================

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                   Touchstone                      Touchstone
                                                                 Standby Income                   Money Market
                                                                      Fund                            Fund
                                                          ----------------------------    ----------------------------
                                                            For the         For the         For the         For the
                                                              Year            Year            Year           Period
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2002            2001            2002           2001(a)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                  $    648,222    $  1,034,181    $    169,881    $    122,313
   Net realized gain (loss)                                   (233,375)          4,071              (6)            779
   Net change in unrealized appreciation/depreciation          195,069        (105,112)             --              --
----------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations        609,916         933,140         169,875         123,092
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                      (583,580)     (1,141,665)       (169,881)       (122,313)
   Realized capital gains                                           --              --              --            (779)
   Return of capital                                           (42,035)             --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                          (625,615)     (1,141,665)       (169,881)       (123,092)
----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                 8,651,330      12,349,989     132,327,026      30,349,128
   Reinvestment of dividends                                   625,615       1,269,145         169,881         123,092
   Cost of shares redeemed                                 (13,317,919)    (13,358,236)   (133,315,327)    (20,172,139)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions          (4,040,974)        260,898        (818,420)     10,300,081
----------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (4,056,673)         52,373        (818,426)     10,300,081
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                      22,780,725      22,728,352      10,300,081              --
----------------------------------------------------------------------------------------------------------------------
   End of period                                          $ 18,724,052    $ 22,780,725    $  9,481,655    $ 10,300,081
======================================================================================================================
SHARES
   Issued                                                      878,936       1,246,113     132,327,026      30,349,128
   Reinvested                                                   63,565         128,409         169,881         123,092
   Redeemed                                                 (1,353,333)     (1,355,421)   (133,315,327)    (20,172,139)
----------------------------------------------------------------------------------------------------------------------
   Net increase in shares outstanding                         (410,832)         19,101        (818,420)     10,300,081
   Shares outstanding, beginning of period                   2,313,784       2,294,683      10,300,081              --
----------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         1,902,952       2,313,784       9,481,661      10,300,081
======================================================================================================================

(a)  The Fund commenced operations on May 1, 2001.

The accompanying notes are an integral part of the financial statements.

64

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding:

                                                                                 Touchstone International
                                                                                       Equity Fund
                                                          ----------------------------------------------------------------------
                                                           For the        For the        For the        For the        For the
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $     7.56     $    10.75     $    17.54     $    13.96     $    12.01
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 0.04           0.03           0.02           0.06           0.06
   Net realized and unrealized gain (loss) on investments      (1.82)         (3.22)         (3.39)          5.00           2.37
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (1.78)         (3.19)         (3.37)          5.06           2.43
--------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          --             --          (0.12)         (0.07)         (0.10)
   Realized capital gains                                         --             --          (3.30)         (1.41)         (0.38)
   Return of capital                                           (0.05)            --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.05)            --          (3.42)         (1.48)         (0.48)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     5.73     $     7.56     $    10.75     $    17.54     $    13.96
================================================================================================================================
Total return(b)                                               (23.58)%       (29.67)%       (18.90)%        36.47%         20.21%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   10,648     $   16,226     $   32,786     $   40,663     $   33,813
Ratios to average net assets:
   Net expenses                                                 1.25%          1.25%          1.25%          1.25%          1.25%
   Net investment income (loss)                                 0.58%          0.36%         (0.02)%         0.37%          0.49%
Portfolio turnover                                               199%           160%           121%           156%           141%
================================================================================================================================
(a)  The Fund commenced operations on May 1, 1999.
(b)  Total  returns  would  have  been  lower  had  certain  expenses  not  been reimbursed or waived during the periods shown.
(c)  Not annualized.
(d)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                                                              65

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                                   Touchstone Emerging
                                                                                       Growth Fund
                                                          ----------------------------------------------------------------------
                                                           For the        For the        For the        For the        For the
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $    18.14     $    20.22     $    19.23     $    15.33     $    15.40
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                (0.14)         (0.13)         (0.05)         (0.05)          0.02
   Net realized and unrealized gain (loss) on investments      (3.90)         (0.39)          5.71           7.13           0.46
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (4.04)         (0.52)          5.66           7.08           0.48
--------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          --             --             --             --          (0.03)
   Realized capital gains                                      (0.65)         (1.56)         (4.67)         (3.18)         (0.52)
   Return of capital                                              --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.65)         (1.56)         (4.67)         (3.18)         (0.55)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $    13.45     $    18.14     $    20.22     $    19.23     $    15.33
================================================================================================================================
Total return(b)                                               (22.31)%        (2.62)%       (29.62)%        46.75%          3.28%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   25,408     $   36,305     $   42,117     $   36,879     $   31,264
Ratios to average net assets:
   Net expenses                                                 1.15%          1.15%          1.12%          1.15%          1.15%
   Net investment income (loss)                                (0.89)%        (0.72)%        (0.24)%        (0.34)%         0.14%
Portfolio turnover                                                63%            85%            77%            89%            66%
================================================================================================================================

                                                                           Touchstone Small Cap
                                                                                Value Fund
                                                          -------------------------------------------------------
                                                           For the        For the        For the        For the
                                                             Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000          1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                      $     6.52     $     5.73     $    11.79     $    10.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                (0.01)         (0.02)         (0.05)         (0.03)
   Net realized and unrealized gain (loss) on investments      (1.46)          0.83          (2.38)          1.82

      Total from investment operations                         (1.47)          0.81          (2.43)          1.79

LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          --          (0.01)            --             --
   Realized capital gains                                         --          (0.01)         (3.63)            --
   Return of capital                                              --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                           --          (0.02)         (3.63)            --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     5.05     $     6.52     $     5.73     $    11.79
=================================================================================================================
Total return(b)                                               (22.55)%        14.16%        (19.70)%        17.90%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $    8,226     $   10,577     $   10,461     $   12,070
Ratios to average net assets:
   Net expenses                                                 1.00%          1.00%          1.00%          1.00%(d)
   Net investment income (loss)                                (0.18)%        (0.33)%        (0.71)%        (0.48)%(d)
Portfolio turnover                                               171%           192%           217%            86%
=================================================================================================================

The accompanying notes are an integral part of the financial statements.

66

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Financial Highlights continued

Selected data for a share outstanding:

                                                                  Touchstone                   Touchstone
                                                                 Growth/Value               Large Cap Growth
                                                                     Fund                          Fund
                                                          -------------------------     -------------------------
                                                           For the        For the        For the        For the
                                                             Year          Period          Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002          2001(a)         2002          2001(a)
NET ASSET VALUE, BEGINNING OF PERIOD                      $     8.65     $    10.00     $     8.99     $    10.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                (0.05)         (0.03)         (0.03)         (0.02)
   Net realized and unrealized gain (loss) on investments      (3.09)         (1.32)         (3.07)         (0.99)
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (3.14)         (1.35)         (3.10)         (1.01)
-----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          --             --             --             --
   Realized capital gains                                         --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     5.51     $     8.65     $     5.89     $     8.99
=================================================================================================================
Total return(d)                                               (36.30)%   (13.50)%(e)        (34.48)%   (10.10)%(e)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $    3,666     $    5,793     $    6,284     $    9,582
Ratios to average net assets:
   Net expenses                                                 1.10%          1.10%(f)       0.95%          0.95%(f)
   Net investment income (loss)                                (0.71)%        (0.57)%(f)    (0.46)%        (0.37)%(f)
Portfolio turnover                                                55%            36%            83%            44%
=================================================================================================================

(a)  The Fund commenced operations on May 1, 2001.
(b)  The Fund commenced operations on May 1, 1999.
(c)  The Fund commenced operations on May 1, 1998.
(d) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown.
(e)  Not annualized.
(f)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                                                              67

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                                 Touchstone
                                                                                 Enhanced 30
                                                                                    Fund
                                                          -------------------------------------------------------
                                                           For the        For the        For the        For the
                                                             Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000          1999(b)
NET ASSET VALUE, BEGINNING OF PERIOD                      $     8.93     $    10.18     $    10.55     $    10.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 0.10           0.09           0.06           0.05
   Net realized and unrealized gain (loss) on investments      (2.12)         (1.25)         (0.37)          0.55
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (2.02)         (1.16)         (0.31)          0.60
-----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.10)         (0.09)         (0.06)         (0.05)
   Realized capital gains                                         --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.10)         (0.09)         (0.06)         (0.05)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     6.81     $     8.93     $    10.18     $    10.55
=================================================================================================================
Total return(d)                                               (22.67)%       (11.45)%        (3.00)%         5.99%(e)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $    7,561     $   11,020     $   12,701     $   13,532
Ratios to average net assets:
   Net expenses                                                 0.75%          0.75%          0.75%          0.75%(f)
   Net investment income (loss)                                 1.10%          0.90%          0.58%          0.83%(f)
Portfolio turnover                                                27%             6%            27%             9%
=================================================================================================================

                                                                                        Touchstone
                                                                                        Value Plus
                                                                                           Fund
                                                          ----------------------------------------------------------------------
                                                           For the        For the        For the        For the        For the
                                                             Year           Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000           1999          1998(c)
NET ASSET VALUE, BEGINNING OF PERIOD                      $    10.40     $    10.61     $    11.22     $    10.18     $    10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 0.05           0.04           0.06           0.03           0.03
   Net realized and unrealized gain (loss) on investments      (2.83)         (0.13)          0.24           1.49           0.18
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (2.78)         (0.09)           0.3           1.52           0.21
--------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.09)            --          (0.06)         (0.03)         (0.03)
   Realized capital gains                                         --          (0.12)         (0.85)         (0.45)            --
--------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.09)         (0.12)         (0.91)         (0.48)         (0.03)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     7.53     $    10.40     $    10.61     $    11.22     $    10.18
================================================================================================================================
Total return(d)                                               (26.65)%        (0.88)%         2.60%         15.02%          2.11%(e)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $    5,144     $    7,175     $    6,793     $    7,171     $    3,168
Ratios to average net assets:
   Net expenses                                                 1.15%          1.15%          1.15%          1.15%          1.15%(f)
   Net investment income (loss)                                 0.59%          0.43%          0.49%          0.26%          0.65%(f)
Portfolio turnover                                                68%            50%            55%           101%           100%
================================================================================================================================

The accompanying notes are an integral part of the financial statements.

68

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Financial Highlights continued

Selected data for a share outstanding:

                                                                                Touchstone
                                                                              Growth & Income
                                                                                    Fund
                                                          -------------------------------------------------------
                                                           For the        For the        For the        For the
                                                             Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000          1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                      $     9.93     $    11.26     $    10.71     $    10.46
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                        0.19           0.23           0.19           0.23
   Net realized and unrealized gain (loss) on investments      (1.67)         (0.82)          1.11           0.02
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (1.48)         (0.59)          1.30           0.25
-----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.33)         (0.23)         (0.23)            --
   In excess of net investment income                             --             --             --             --
   Realized capital gains                                      (0.34)         (0.51)         (0.52)            --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.67)         (0.74)         (0.75)            --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     7.78     $     9.93     $    11.26     $    10.71
=================================================================================================================
Total return(e)                                               (14.90)%        (5.28)%        12.20%          2.39%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   25,263     $   34,123     $   57,335     $   64,779
Ratios to average net assets:
   Net expenses                                                 0.85%          0.85%          0.85%          0.85%
   Net investment income                                        1.78%          1.13%          1.30%          1.49%
Portfolio turnover                                                69%           149%            88%            65%
=================================================================================================================

(a)  The Fund commenced operations on January 1, 1999.
(b)  The Funds have  adopted the  provisions  of the AICPA Audit and  Accounting
     Guide for Investment  Companies and began  amortizing debt securities using the daily,  effective  yield method.  The effect of the change for the year ended  December  31,  2001,  for  the  Touchstone  Balanced  Fund  and  the
     Touchstone High Yield Fund was a decrease in net investment income of $.013 and $.014,  respectively,  an increase in net realized and unrealized gains and losses of $.013 and $.014, respectively, and a decrease in the ratio of
     net  investment   income  from  2.78%  and  9.78%,   to  2.69%  and  9.59%,
     respectively.  The  periods  prior to  1/1/2001  have not been  restated to reflect the change in presentation.
(c)  The Fund commenced operations on May 1, 1999.
(d)  Calculated using average shares outstanding throughout the period.
(e)  Total  returns  would  have  been  lower  had  certain  expenses  not  been reimbursed or waived during the periods shown.
(f)  Not annualized.
(g)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                                                              69

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                                        Touchstone
                                                                                         Balanced
                                                                                           Fund
                                                          ----------------------------------------------------------------------
                                                           For the        For the        For the        For the        For the
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,   December 31,
                                                             2002          2001(b)         2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $    13.96     $    14.24     $    13.80     $    13.96     $    13.99
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                        0.30           0.38(d)        0.50           0.43           0.35
   Net realized and unrealized gain (loss) on investments      (1.57)            --           1.25           0.90           0.40
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (1.27)          0.38           1.75           1.33           0.75
--------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.27)         (0.38)         (0.52)         (0.43)         (0.37)
   In excess of net investment income                             --          (0.07)            --             --             --
   Realized capital gains                                         --          (0.21)         (0.79)         (1.06)         (0.41)
--------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.27)         (0.66)         (1.31)         (1.49)         (0.78)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $    12.42     $    13.96     $    14.24     $    13.80     $    13.96
================================================================================================================================
Total return(e)                                                (9.09)%         2.67%         12.70%          9.62%          5.44%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   23,616     $   28,227     $   33,763     $   36,716     $   41,250
Ratios to average net assets:
   Net expenses                                                 0.90%          0.90%          0.92%          0.90%          0.90%
   Net investment income                                        2.22%          2.69%          3.20%          2.55%          2.67%
Portfolio turnover                                                86%            59%            54%            73%            51%
================================================================================================================================

                                                                                 Touchstone
                                                                                 High Yield
                                                                                    Fund
                                                          -------------------------------------------------------
                                                           For the        For the        For the        For the
                                                             Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002          2001(b)         2000          1999(c)
NET ASSET VALUE, BEGINNING OF PERIOD                      $     7.47     $     7.73     $     8.61     $    10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                        0.58           0.78(d)        0.82           0.58
   Net realized and unrealized gain (loss) on investments      (0.37)         (0.25)         (0.88)         (1.39)
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                          0.21           0.53          (0.06)         (0.81)
-----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.55)         (0.78)         (0.82)         (0.58)
   In excess of net investment income                             --          (0.01)            --             --
   Realized capital gains                                         --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.55)         (0.79)         (0.82)         (0.58)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     7.13     $     7.47     $     7.73     $     8.61
=================================================================================================================
Total return(e)                                                 2.82%          6.93%         (0.70)%        (8.11)%(f)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   32,529     $   18,024     $   15,748     $   14,916
Ratios to average net assets:
   Net expenses                                                 0.80%          0.80%          0.80%          0.80%(g)
   Net investment income                                        9.72%          9.59%          9.82%          9.41%(g)
Portfolio turnover                                                40%            25%            62%            42%
=================================================================================================================

The accompanying notes are an integral part of the financial statements.

70

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Financial Highlights continued

Selected data for a share outstanding:

                                                                                 Touchstone
                                                                                    Bond
                                                                                    Fund
                                                          -------------------------------------------------------
                                                           For the        For the        For the        For the
                                                             Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002          2001(a)         2000          1999(b)
NET ASSET VALUE, BEGINNING OF PERIOD                      $    10.38     $    10.25     $     9.98     $    10.20
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.40           0.60(d)        0.74           0.76
   Net realized and unrealized gain (loss) on investments       0.42           0.20           0.18          (0.89)
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                          0.82           0.80           0.92          (0.13)
-----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.97)         (0.67)         (0.65)         (0.09)
   In excess of net investment income                             --             --             --             --
   Realized capital gains                                         --             --             --             --
   Return of capital                                              --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.97)         (0.67)         (0.65)         (0.09)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $    10.23     $    10.38     $    10.25     $     9.98
=================================================================================================================
Total return(f)                                                 7.93%          7.85%          9.20%         (1.28)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   41,924     $   34,838     $   32,998     $   34,700
Ratios to average net assets:
   Net expenses                                                 0.75%          0.75%          0.75%          0.75%
   Net investment income                                        4.57%          5.59%          6.36%          6.04%
Portfolio turnover                                               152%            92%           123%            45%
=================================================================================================================

(a)  The Funds have  adopted the  provisions  of the AICPA Audit and  Accounting
     Guide for Investment Companies and began amortizing debt securities using the daily, effective yield method. The effect of the change for the year ended December 31, 2001, for the Touchstone Bond Fund and the Touchstone
     Standby Income Fund was a decrease in net investment income of $.013 and $.016, respectively, an increase in net realized and unrealized gains and losses of $.013 and $.016, respectively, and a decrease in the ratio of net investment income from 5.72% and 4.77%, to 5.59% and 4.62%, respectively.
     The periods prior to 1/1/2001 have not been restated to reflect the change in presentation.
(b)  The Fund commenced operations on January 1, 1999.
(c)  The Fund commenced operations on May 1, 2001.
(d)  Calculated using average shares outstanding throughout the period.
(e)  Less than $0.01 per share.
(f) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown.
(g)  Not annualized.
(h)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                                                              71

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                                        Touchstone
                                                                                      Standby Income
                                                                                           Fund
                                                          ----------------------------------------------------------------------
                                                           For the        For the        For the        For the        For the
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,   December 31,
                                                             2002          2001(a)         2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $     9.85     $     9.90     $     9.92     $    10.01     $    10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.31           0.45(d)        0.52           0.56           0.55
   Net realized and unrealized gain (loss) on investments      (0.01)            --          (0.02)         (0.09)          0.01
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                          0.30           0.45           0.50           0.47           0.56
--------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.29)         (0.45)         (0.52)         (0.56)         (0.55)
   In excess of net investment income                             --          (0.05)            --             --             --
   Realized capital gains                                         --             --             --             --             --
   Return of capital                                           (0.02)            --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.31)         (0.50)         (0.52)         (0.56)         (0.55)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     9.84     $     9.85     $     9.90     $     9.92     $    10.01
================================================================================================================================
Total return(f)                                                 3.07%          4.69%          5.20%          4.86%          5.71%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   18,724     $   22,781     $   22,728     $   29,479     $   26,450
Ratios to average net assets:
   Net expenses                                                 0.50%          0.50%          0.50%          0.50%          0.50%
   Net investment income                                        3.24%          4.62%          6.32%          5.65%          5.47%
Portfolio turnover                                                39%            22%            77%            56%           328%
================================================================================================================================

                                                                  Touchstone
                                                                 Money Market
                                                                     Fund
                                                          -------------------------
                                                           For the        For the
                                                             Year          Period
                                                            Ended          Ended
                                                         December 31,   December 31,
                                                             2002          2001(c)

NET ASSET VALUE, BEGINNING OF PERIOD                      $     1.00     $     1.00
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.02           0.02(d)
   Net realized and unrealized gain (loss) on investments         --           0.00(e)
-----------------------------------------------------------------------------------
      Total from investment operations                          0.02           0.02
-----------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.02)         (0.02)
   In excess of net investment income                             --             --
   Realized capital gains                                         --          (0.00)(e)
   Return of capital                                              --             --
-----------------------------------------------------------------------------------
      Total dividends and distributions                        (0.02)         (0.02)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     1.00     $     1.00
===================================================================================
Total return(f)                                                 1.58%          2.09%(g)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $    9,482     $   10,300
Ratios to average net assets:
   Net expenses                                                 0.60%          0.60%(h)
   Net investment income                                        1.53%          2.95%(h)
Portfolio turnover                                                NA             NA
===================================================================================

The accompanying notes are an integral part of the financial statements.

72

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Touchstone Variable Series Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of thirteen Funds: Touchstone International Equity Fund, Touchstone Emerging Growth Fund, Touchstone Small Cap Value Fund, Touchstone Growth/Value Fund, Touchstone Large Cap Growth Fund (formerly the Touchstone Equity Fund), Touchstone Enhanced 30 Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Balanced Fund, Touchstone High Yield Fund, Touchstone Bond Fund, Touchstone Standby Income Fund and Touchstone Money Market Fund (collectively, the Funds).

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2002, outstanding shares were issued to separate accounts of Western-Southern Life Assurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company and Columbus Life Insurance Company, which are all part of the Western & Southern Financial Group (Western-Southern), and 100% of the outstanding shares of the Trust were collectively owned by affiliates of Western-Southern and certain supplemental executive retirement plans sponsored by Western-Southern and its affiliates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market. Under the amortized cost valuation method, the discount or premium is amortized on a constant basis to the maturity of the security.

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward currency contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts and expense payments are translated at the exchange rate prevailing on the respective dates of such

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transactions.  Reported  net  realized  gains  and  losses on  foreign  currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Income dividends to shareholders for all Funds in the Trust, except the Touchstone Standby Income Fund, Touchstone Large Cap Growth Fund and Touchstone Money Market Fund, are declared and paid by each Fund annually. The Touchstone Large Cap Growth Fund will declare and pay dividends quarterly. The Touchstone Standby Income Fund and Touchstone Money Market Fund will declare dividends daily and pay dividends monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance in accordance with income tax regulations.

FEDERAL INCOME TAX. It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at lest 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income tax has been made.

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased.

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to

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Notes to Financial Statements continued

perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation or depreciation of forward foreign currency contracts. As of December 31, 2002, the following Funds had the following open forward foreign currency and spot contracts:

                                                                    Unrealized
                            Contracts To    In Exchange            Appreciation/
Fund Name       Maturity   Deliver/Receive      For       Value   (Depreciation)

Touchstone
Balanced Fund
Sales           02/19/03   GBP     117,800   $186,124    $188,965    $  (2,841)
--------------------------------------------------------------------------------
                03/18/03   ZAR   2,321,000    248,235     264,420      (16,185)
--------------------------------------------------------------------------------
                                                                     $ (19,026)
--------------------------------------------------------------------------------
GBP - Great Britain Pound
ZAR - South African Rand

Touchstone
International
Equity Fund
Sales           01/16/03   JPY  13,570,000   $110,123    $114,423    $  (4,300)
--------------------------------------------------------------------------------
                01/28/03   JPY   5,603,000     45,222      47,271       (2,049)
--------------------------------------------------------------------------------
                                                                     $  (6,349)
--------------------------------------------------------------------------------
JPY - Japanese Yen

REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian or another qualified custodian take possession of the underlying collateral securities. Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost that, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

DOLLAR ROLL TRANSACTIONS. The Touchstone Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest or yield as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by the Touchstone Bond Fund may be unable to deliver the securities when the Fund seeks to repurchase them. The potential loss is limited, however, to the excess of the market price gain over the cash proceeds from the sale.

SECURITIES TRANSACTIONS. Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

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2.   RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the Advisor), a subsidiary of Western-Southern Life Assurance Company (Western-Southern). Under the terms of the investment advisory agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 2002, each Fund incurred investment advisory fees equal on an annual basis to the following percentages of the daily net assets of the Fund:

        Touchstone      Touchstone     Touchstone     Touchstone     Touchstone
        International   Emerging       Small Cap      Growth/        Large Cap
        Equity Fund     Growth Fund    Value Fund     Value Fund     Growth Fund
Rate       0.95%           0.80%          0.80%          1.00%          0.75%
--------------------------------------------------------------------------------
        Touchstone      Touchstone     Touchstone     Touchstone     Touchstone
        Enhanced 30     Value Plus     Growth &       Balanced       High Yield
        Fund            Fund           Income Fund    Fund           Fund
Rate       0.65%           0.75%          0.80%          0.80%          0.52%*
--------------------------------------------------------------------------------
        Touchstone      Touchstone      Touchstone
        Bond            Standby         Money
        Fund            Income Fund     Market Fund
Rate       0.55%           0.25%          0.50%
--------------------------------------------------------------------------------
* The advisory fee rate changed to 0.50% on an annualized basis effective May 1, 2002.

Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor (not the Fund) pays each sub-advisor a fee that is computed daily and paid monthly based on average daily net assets, for services provided. At December 31, 2002, the following sub-advisory agreements are in place:

TOUCHSTONE INTERNATIONAL EQUITY FUND   Bank of Ireland Asset Management
                                       (U.S.) Limited (effective May 1, 2002)

TOUCHSTONE EMERGING GROWTH FUND        TCW Investment Management Company
                                       Westfield Capital Management
                                       Company, Inc.

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Notes to Financial Statements continued

TOUCHSTONE SMALL CAP VALUE FUND        Ark Asset Management Co., Inc.
                                       (effective May 1, 2002)

TOUCHSTONE GROWTH/VALUE FUND           Mastrapasqua & Associates, Inc.

TOUCHSTONE LARGE CAP GROWTH FUND       Fort Washington Investment Advisors, Inc.

TOUCHSTONE ENHANCED 30 FUND            Todd Investment Advisors, Inc.

TOUCHSTONE VALUE PLUS FUND             Fort Washington Investment Advisors, Inc.

TOUCHSTONE GROWTH & INCOME FUND        Deutsche Investment Management
                                       Americas Inc.

TOUCHSTONE BALANCED FUND               OpCap Advisors, Inc.

TOUCHSTONE HIGH YIELD FUND             Fort Washington Investment Advisors, Inc.

TOUCHSTONE BOND FUND                   Fort Washington Investment Advisors, Inc.

TOUCHSTONE STANDBY INCOME FUND         Fort Washington Investment Advisors, Inc.

TOUCHSTONE MONEY MARKET FUND           Fort Washington Investment Advisors, Inc.

Fort Washington Investment Advisors, Inc., and Todd Investment Advisors, Inc. are affiliates of the Advisor and of Western-Southern.

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has waived all fees under the Sponsor Agreement through December 31, 2002 on all Funds except for $35,762 and $22,791 for the Touchstone Emerging Growth Fund and the Touchstone Bond Fund, respectively. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT. Under the terms of the Administration and Accounting Services Agreement between the Trust and Integrated Fund Services, Inc., (Integrated), a subsidiary of Western-Southern, supplies non-investment related administrative and compliance services for the Funds. Integrated supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. Integrated calculates the daily net asset value per share and maintains the financial books and records. For these services, Integrated receives a monthly fee from each Fund based on average daily net assets, subject to a minimum monthly fee. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

TRANSFER AGENCY AGREEMENT. Under the terms of the Transfer Agency Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Each Fund will pay Integrated a monthly fee. Integrated has agreed to waive all

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fees under the  agreement for an  indefinite  period of time. In addition,  each
Fund pays Integrated out-of-pocket expenses incurred in the performance of its services under this agreement.

UNDERWRITING AGREEMENT. Touchstone Securities, Inc., (the Underwriter), is the Trust's principal underwriter, a subsidiary of Western-Southern, and, as such, acts as exclusive agent for the distribution of the Funds' shares. The Underwriter receives no compensation under the agreement.

PRIOR SERVICE AGREEMENTS. Prior to March 17, 2002, Investors Bank & Trust Company (IBT) provided fund accounting services and administrative services for the Funds. The Funds' custody fees presented on the Statements of Operations include expenses for administration and accounting and pricing services provided for the Funds by IBT. The fee is a unified fee and therefore, each expense cannot be broken out separately.

4.   EXPENSE REIMBURSEMENTS

The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund, such that after such waivers and reimbursements, the aggregate operating expenses of each Fund do not exceed that Fund's expense cap (the Expense Cap). For this purpose, operating expenses are exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses. Each Fund's Expense Cap, as calculated on an annual basis, and as a percentage of average daily net assets of the Fund, is listed below. Also listed are the amounts of fees waived by the Advisor under the Sponsor Agreement and the amounts reimbursed by the Advisor to each Fund for the year ended December 31, 2002:

              Touchstone    Touchstone    Touchstone    Touchstone    Touchstone
            International    Emerging     Small Cap       Growth/     Large Cap
             Equity Fund   Growth Fund    Value Fund    Value Fund   Growth Fund

Expense limit    1.25%         1.15%         1.00%         1.10%         0.95%
Sponsor
fees waived    $ 27,447      $ 25,149      $ 18,524      $  9,706      $ 14,793
Amount of
reimbursement  $166,687      $ 20,896      $ 73,779      $ 88,633      $ 77,098
--------------------------------------------------------------------------------
              Touchstone    Touchstone    Touchstone    Touchstone    Touchstone
               Enhanced     Value Plus     Growth &      Balanced     High Yield
               30 Fund         Fund       Income Fund      Fund          Fund

Expense limit    0.75%         1.15%         0.85%         0.90%         0.80%
Sponsor
fees waived    $ 19,065      $ 11,830      $ 60,364      $ 50,764      $ 49,272
Amount of
reimbursement  $ 54,505      $ 47,688      $ 67,161      $ 57,454      $ 20,763
--------------------------------------------------------------------------------
              Touchstone    Touchstone    Touchstone
                 Bond        Standby     Money Market
                 Fund      Income Fund       Fund

Expense limit    0.75%         0.50%         0.60%
Sponsor
fees waived    $ 52,567      $ 40,005      $ 22,110
Amount of
reimbursement  $ 27,585      $ 26,986      $ 73,296
--------------------------------------------------------------------------------

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Notes to Financial Statements continued

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES

Investment transactions (excluding purchases and sales of U.S. government obligations, U.S. government agency obligations and short-term investments) for the year ended December 31, 2002 were as follows:

                       Touchstone   Touchstone   Touchstone   Touchstone   Touchstone
                     International   Emerging    Small Cap      Growth/    Large Cap
                      Equity Fund  Growth Fund   Value Fund   Value Fund  Growth Fund
Cost of Purchases     $26,725,341  $18,171,786  $15,291,231  $ 3,006,044  $ 5,775,974
Proceeds from Sales   $28,434,857  $22,666,508  $15,026,540  $ 2,606,910  $ 6,169,178
-------------------------------------------------------------------------------------
                       Touchstone   Touchstone   Touchstone   Touchstone   Touchstone
                        Enhanced    Value Plus    Growth &     Balanced    High Yield
                        30 Fund        Fund      Income Fund     Fund         Fund

Cost of Purchases     $ 2,500,656  $ 3,898,282  $19,707,145  $21,320,397  $23,683,126
Proceeds from Sales   $10,489,191  $ 3,902,882  $22,460,620  $22,998,603  $ 8,861,169

-------------------------------------------------------------------------------------
                      Touchstone   Touchstone
                         Bond       Standby
                         Fund     Income Fund

Cost of Purchases     $60,706,919  $ 5,936,059
Proceeds from Sales   $54,804,583  $ 5,187,393
-------------------------------------------------------------------------------------

6.   FEDERAL TAX INFORMATION

The tax character of distributions paid for the years ended December 31, 2001 and 2002 was as follows:

                                    International               Emerging                 Small Cap                   Growth
                                       Equity                    Growth                    Value                     Value
                                        Fund                      Fund                      Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  2002         2001         2002         2001         2002         2001         2002         2001
From ordinary income           $       --   $       --   $  596,674   $       --   $       --   $   34,369   $       --   $       --
From long-term capital gains           --           --      581,787    2,944,841           --           --           --           --
From tax return of capital         87,451           --           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
                               $   87,451   $       --   $1,178,461   $2,944,481   $       --   $   34,369   $       --   $       --
====================================================================================================================================

                                      Large Cap                                                                     Growth &
                                       Growth                  Enhanced 30               Value Plus                  Income
                                        Fund                      Fund                      Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  2002         2001         2002         2001         2002         2001         2002         2001
From ordinary income           $       --   $       --   $  104,398   $  104,807   $   64,080   $   79,697   $1,021,323   $1,326,942
From long-term capital gains           --           --           --           --        1,861           --    1,022,242    1,050,057
From tax return of capital             --           --           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
                               $       --   $       --   $  104,398   $  104,807   $   65,941   $   79,697   $2,043,565   $2,376,999
====================================================================================================================================

                                                                                                        Standby
                         Balanced                 High Yield                   Bond                     Income
                           Fund                      Fund                      Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------
                     2002         2001         2002         2001         2002         2001         2002         2001
From ordinary
  income          $  501,916   $  962,024   $2,330,508   $1,728,333   $3,644,239   $2,116,586   $  583,580   $1,141,665
From long-term
  capital gains        2,312      315,170           --           --           --           --           --           --
From tax return
  of capital              --           --           --           --           --           --       42,035           --
------------------------------------------------------------------------------------------------------------------------------------
                  $  504,228   $1,277,194   $2,330,508   $1,728,333   $3,644,239   $2,116,586   $  625,615   $1,141,665
====================================================================================================================================

                           Money
                          Market
                           Fund
-----------------------------------------
                     2002         2001
From ordinary
  income          $  169,881   $  123,092
From long-term
  capital gains           --           --
From tax return
  of capital              --           --
-----------------------------------------
                  $  169,881   $  123,092
=========================================

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Reclassification of capital accounts - These reclassifications have no impact on the net asset value of the Funds and are designed to present the Fund's capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses, real estate investment trusts and foreign currency transactions.

                                                  Undistributed    Accumulated
                                     Paid-In      Net Investment   Net Realized
                                     Capital          Income      Gains/(Losses)

International Equity Fund           $(143,676)         20,471         123,205
Emerging Growth Fund                 (270,845)        270,845              --
Small Cap Value Fund                  (19,032)         16,708           2,324
Growth Value Fund                     (34,439)         34,439              --
Large Cap Growth Fund                 (33,891)         33,891              --
Enhanced 30 Fund                       (6,765)             --           6,765
Growth & Income Fund                        3           7,643          (7,646)
Balanced Fund                              --         (59,732)         59,732
High Yield Fund                            --          65,202         (65,202)
Bond Fund                                  --             100            (100)
Standby Income Fund                   (42,035)         38,323           3,712
Money Market Fund                          --              22             (22)

The following information is computed on a tax basis for each item as of December 31, 2002:

                                                 International      Emerging        Small Cap        Growth         Large Cap
                                                     Equity          Growth           Value           Value          Growth
Cost of portfolio
   investments                                    $ 14,285,796    $ 23,706,336    $ 10,095,041    $  5,285,739    $  6,182,157
------------------------------------------------------------------------------------------------------------------------------
Gross unrealized
   appreciation                                        176,295       3,110,418         226,145          49,805         131,139
Gross unrealized
   depreciation                                     (3,734,307)     (3,332,593)     (2,282,801)     (1,707,953)     (1,085,549)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized
   appreciation/depreciation                        (3,558,012)       (222,175)     (2,056,656)     (1,658,148)       (954,410)
------------------------------------------------------------------------------------------------------------------------------
Accumulated capital
   and other losses                                (10,966,325)       (527,088)     (3,765,787)     (1,353,093)     (3,077,622)
------------------------------------------------------------------------------------------------------------------------------
Undistributed
long-term gains                                             --         305,459              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Accumulated earnings
   (deficit)                                      $(14,524,337)   $   (443,804)   $ (5,822,443)   $ (3,011,241)   $ (4,032,032)
------------------------------------------------------------------------------------------------------------------------------

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Notes to Financial Statements continued

                                                                                    Growth &
                                                   Enhanced 30      Value Plus       Income         Balanced        High Yield
Cost of portfolio
   investments                                    $  9,832,488    $  5,485,524    $ 27,571,941    $ 21,970,568    $ 35,214,286
------------------------------------------------------------------------------------------------------------------------------
Gross unrealized
   appreciation                                        269,331         134,936         605,409       1,576,801         714,686
Gross unrealized
   depreciation                                     (2,662,202)     (1,193,709)     (4,387,072)     (1,145,641)     (4,251,562)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized
   appreciation/depreciation                        (2,392,871)     (1,058,773)     (3,781,663)        431,160      (3,536,876)
------------------------------------------------------------------------------------------------------------------------------
Accumulated capital
   and other losses                                 (1,455,299)       (783,757)       (521,526)     (2,312,747)     (2,453,651)
------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary
   income                                                   --              --         606,971          62,450          65,202
------------------------------------------------------------------------------------------------------------------------------
Undistributed long-term
   gains                                                    --              --         197,429              --              --
------------------------------------------------------------------------------------------------------------------------------
Accumulated earnings
   (deficit)                                      $ (3,848,170)   $ (1,842,530)   $ (3,498,789)   $ (1,819,137)   $ (5,925,325)
------------------------------------------------------------------------------------------------------------------------------

                                                                     Standby          Money
                                                       Bond           Income         Market
Cost of portfolio investments                     $ 42,750,337    $ 18,229,829    $  9,547,171
----------------------------------------------------------------------------------------------
Gross unrealized appreciation                        1,243,279          86,272              --
Gross unrealized depreciation                         (571,692)        (46,497)             --
----------------------------------------------------------------------------------------------
Net unrealized appreciation/depreciation               671,587          39,805              --
----------------------------------------------------------------------------------------------
Accumulated capital and other losses                  (229,038)       (511,954)            (28)
----------------------------------------------------------------------------------------------
Undistributed ordinary income                              100              --              22
----------------------------------------------------------------------------------------------
Undistributed long-term gains                               --              --              --
----------------------------------------------------------------------------------------------
Accumulated earnings (deficit)                    $    442,649    $   (472,149)   $         (6)
----------------------------------------------------------------------------------------------

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales. The capital loss carryforwards as of December 31, 2002 in the table above expire as follows:

                                            Amount              Expiration Date

International Equity Fund                $ 7,461,637           December 31, 2009
                                           3,496,258           December 31, 2010
Small Cap Value Fund                         610,865           December 31, 2009
                                           3,148,719           December 31, 2010
Growth Value Fund                            234,260           December 31, 2009
                                             999,469           December 31, 2010
Large Cap Growth Fund                        652,868           December 31, 2009
                                           2,231,284           December 31, 2010
Enhanced 30 Fund                             210,997           December 31, 2007
                                             117,855           December 31, 2008
                                             223,117           December 31, 2009
                                             446,033           December 31, 2010
Value Plus Fund                              634,402           December 31, 2010
Balanced Fund                              2,062,313           December 31, 2010
High Yield Fund                              357,539           December 31, 2007
                                           1,305,003           December 31, 2008
                                               6,124           December 31, 2009
                                             283,470           December 31, 2010
Bond Fund                                    229,038           December 31, 2008
Standby Income Fund                          104,320           December 31, 2007
                                              58,431           December 31, 2008
                                             104,616           December 31, 2009
                                             244,587           December 31, 2010
Money Market Fund                                 28           December 31, 2010

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--------------------------------------------------------------------------------

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the current fiscal year capital loss carryforwards of $801,849 were utilized by the Bond Fund. From November 1, 2002 to December 31, 2002, the following Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2003:

                                    Amount
International Equity Fund          $  8,430
Emerging Growth Fund                527,088
Small Cap Value Fund                  6,203
Growth Value Fund                   119,364
Large Cap Growth Fund               193,470
Enhanced 30 Fund                    457,297
Value Plus Fund                     149,355
Growth & Income Fund                521,526
Balanced Fund                       196,766
High Yield Fund                     501,515

7.   MERGERS AND SUBSTITUTIONS (UNAUDITED)

On January 30, 2003, the Board of Trustees of the Trust approved proposals to reorganize certain Funds of the Trust (each an Acquiring Fund) by acquiring a similar series of The Legends Fund, Inc. or of the Touchstone Variable Series Trust (each an Acquired Fund) listed next to it in the table below.

ACQUIRING FUND                               ACQUIRED FUND

Touchstone Large Cap Growth Fund             Harris Bretall Sullivan & Smith
                                             Equity Growth Portfolio

Touchstone Large Cap Growth Fund             Touchstone Growth/Value Fund

Touchstone Small Cap Value Fund              Third Avenue Value Portfolio

Touchstone Money Market Fund - Class I       Touchstone Standby Income Fund

Touchstone Value Plus Fund                   Gabelli Large Cap Portfolio

Shareholders of record of each Acquired Fund as of January 31, 2003 are scheduled to vote on the proposals at a special joint meeting of shareholders to be held on April 18, 2003. If the shareholders of an Acquired Fund approve the respective reorganization proposal, that Acquired Fund will liquidate by transferring substantially all of its assets to the corresponding Acquiring Fund.

8.   SUBSEQUENT EVENT (UNAUDITED)

Effective March 7, 2003, Brown Brothers Harriman & Company replaced Investors Bank and Trust Company as the custodian.

82

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REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TOUCHSTONE VARIABLE SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Touchstone Variable Series Trust (comprised of International Equity Fund, Emerging Growth Fund, Small Cap Value Fund, Growth/Value Fund, Large Cap Growth Fund (formerly Equity Fund), Enhanced 30 Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, High Yield Fund, Bond Fund, Standby Income Fund, and Money Market Fund) (the "Funds") as of December 31, 2002, and the related statements of operations for the year then ended, and for the Growth/Value Fund, Large Cap Growth Fund, and Money Market Fund, the statements of changes in net assets and financial highlights for the year ended December 31, 2002 and for the eight-month period ended December 31, 2001, and for the Small Cap Value Fund, Enhanced 30 Fund, and High Yield Fund, the statements of changes in net assets for each of the two years in the period ended December 31, 2002, and the financial highlights for each of the three years in the period ended December 31, 2002 and the eight-month period ended December 31, 1999, and for the International Equity Fund, Emerging Growth Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund, and Standby Income Fund, the statements of changes in net assets for each of the two years in the period ended December 31, 2002, and financial highlights for each of the four years in the period ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Variable Series Trust at December 31, 2002, the results of their operations for the year then ended, and for the Growth/Value Fund, Large Cap Growth Fund, and Money Market Fund, the changes in their net assets and their financial highlights for the year ended

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TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

December 31, 2002 and for the eight-month period ended December 31, 2001, and for the Small Cap Value Fund, Enhanced 30 Fund, and High Yield Fund, the changes in their net assets for each of the two years in the period ended December 31, 2002, and their financial highlights for each of the three years in the period ended December 31, 2002, and for the eight-month period ended December 31, 1999, and for the International Equity Fund, Emerging Growth Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund, and Standby Income Fund, the changes in their net assets for each of the two years in the period ended December 31, 2002, and their financial highlights for each of the four years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Cincinnati, Ohio
February 18, 2003

84

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MANAGEMENT OF THE TRUST (UNAUDITED)
--------------------------------------------------------------------------------

Listed in the charts below is basic information regarding the Trustees and officers of the Touchstone Variable Series Trust (the "Trust").The Trust's Statement of Additional Information includes more information about the Trustees.To request a free copy, call 1-800-669-2796.

INTERESTED TRUSTEES:

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
Name,                           Position(s) Term of Office1                                          Complex
Address,                        Held with   and Length             Principal Occupation(s)           Overseen   Other Directorships
and Age                         Trust of    Time Served            During Past Five Years            by Trustee Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                Trustee     Until retirement at    President and a director of IFS        32    Director of LaRosa's
Touchstone Advisors, Inc.                   age 75 or until she    Financial Services, Inc. (a holding          (a restaurant
221 East Fourth Street                      resigns or is          company),Touchstone Advisors, Inc.           chain).
Cincinnati, OH                              removed                (the Trust's investment advisor)
Age: 47                                                            and Touchstone Securities, Inc.
                                            Trustee since 1999     (the Trust's distributor). She is
                                                                   Senior Vice President of The
                                                                   Western and Southern Life Insurance
                                                                   Company and a director of Capital
                                                                   Analysts Incorporated (a registered
                                                                   investment advisor and
                                                                   broker-dealer), Integrated Fund
                                                                   Services, Inc. (the Trust's
                                                                   administrator and transfer agent)
                                                                   and IFS Fund Distributors, Inc. (a
                                                                   registered broker-dealer). She is
                                                                   also President and a director of
                                                                   IFS Agency Services, Inc. (an
                                                                   insurance agency), IFS Insurance
                                                                   Agency, Inc. and Fort Washington
                                                                   Brokerage Services, Inc. (a
                                                                   registered broker-dealer).

John F. Barrett                 Trustee     Until retirement at    Chairman of the Board, President       32    Director of The
The Western and Southern                    age 75 or until he     and Chief Executive Officer of The           Andersons Inc. (an
Life Insurance Company                      resigns or is          Western and Southern Life Insurance          agribusiness and
400 Broadway                                removed                Company and Western- Southern Life           retailing company),
Cincinnati, OH                                                     Assurance Company; Director and              Convergys
Age: 53                                     Trustee since 2000     Vice Chairman of Columbus Life               Corporation (a
                                                                   Insurance Company; Director of               provider of
                                                                   Eagle Realty Group, Inc., and                integrated billing
                                                                   Chairman of Fort Washington                  solutions, customer
                                                                   Investment Advisors, Inc.                    care services and
                                                                                                                employee care
                                                                                                                services) and Fifth
                                                                                                                Third Bancorp.

INDEPENDENT TRUSTEES:

J. Leland Brewster II           Trustee     Until retirement in    Retired Senior Partner of Frost        32    Director of
5155 Ivyfarm Road                           2005 or until he       Brown Todd LLC (a law firm).                 Consolidated Health
Cincinnati, OH                              resigns or is                                                       Services, Inc.
Age: 74                                     removed

                                            Trustee Since 2000

William O. Coleman              Trustee     Until retirement at    Retired Vice President of The          32    Director of
c/o Touchstone Advisors, Inc.               age 75 or until he     Procter & Gamble Company. A Trustee          LCA-Vision (a laser
221 East Fourth Street                      resigns or is          of The Procter & Gamble Profit               vision correction
Cincinnati, OH                              removed                Sharing Plan and the Procter &               company). Director
Age: 73                                                            Gamble Employee Stock Ownership              of Millenium
                                            Trustee since 1999     Plan.                                        Bancorp.

Phillip R. Cox                  Trustee     Until retirement at    President and Chief Executive          32    Director of the
105 East Fourth Street                      age 75 or until he     Officer of Cox Financial Corp. (a            Federal Reserve Bank
Cincinnati, OH                              resigns or is          financial services company).                 of Cleveland;
Age: 54                                     removed                                                             Broadwing, Inc. (a
                                                                                                                communications
                                            Trustee since 1994                                                  company); and
                                                                                                                Cinergy Corporation
                                                                                                                (a utility company).

H. Jerome Lerner                Trustee     Until retirement at    Principal of HJL Enterprises (a        32    Director of American
4700 Smith Road                             age 75 or until he     privately held investment company);          National Rubber Co.,
Cincinnati, OH                              resigns or is          Chairman of Crane Electronics, Inc.          Peerless Machinery
Age: 64                                     removed                (a manufacturer of electronic                Co., Art
                                                                   connectors).                                 Technologies, Inc.
                                            Trustee since 2000                                                  and Loveland Pet
                                                                                                                Food, Inc.

                                                                              85

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

INDEPENDENT TRUSTEES:(CONTINUED)

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
Name,                           Position(s) Term of Office1                                          Complex
Address,                        Held with   and Length             Principal Occupation(s)           Overseen   Other Directorships
and Age                         Trust of    Time Served            During Past Five Years            by Trustee Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson              Trustee     Until retirement at    President of Orchem, Inc. (a           32    None
621 Tusculum Avenue                         age 75 or until he     chemical specialties distributor),
Cincinnati, OH                              resigns or is          Orpack Stone Corporation (a
Age: 63                                     removed                corrugated box manufacturer) and
                                                                   ORDMS (a solution planning firm).
                                            Trustee since 2000

Robert E. Stautberg             Trustee     Until retirement at    Retired Partner of KPMG LLP (a         32    Trustee of Good
4815 Drake Road                             age 75 or until he     certified public accounting firm).           Samaritan Hospital,
Cincinnati, OH                              resigns or is          He is Vice President of St. Xavier           Bethesda Hospital
Age: 68                                     removed                High School.                                 and Tri-Health, Inc.

                                            Trustee since 1994

John P. Zanotti                 Trustee     Until retirement at    CEO and Chairman of Avaton, Inc. (a    32    Director of Avatron,
5400 Waring Drive                           age 75 or until he     wireless entertainment company).             Inc.
Cincinnati, OH                              resigns or is          CEO and Chairman of Astrum Digital
Age: 54                                     removed                Information (an information
                                                                   monitoring company) from 2000 until
                                            Trustee since 2002     2001; President of Great American
                                                                   Life Insurance Company from 1999
                                                                   until 2000;A Director of Chiquita
                                                                   Brands International, Inc. until
                                                                   2000; Senior Executive of American
                                                                   Financial Group, Inc. (a financial
                                                                   services company) from 1996 until
                                                                   1999.

1 Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., and Chairman of Fort Washington Investment Advisors, Inc., a Trust's sub-advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he sooner dies, resigns or is removed.
3 The Touchstone Family of Funds consists of thirteen series of the Trust, six series of Touchstone Investment Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Tax-Free Trust.
4 Each Trustee is also a Trustee of Touchstone Investment Trust,Touchstone Strategic Trust and Touchstone Tax-Free Trust.

86

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

PRINCIPAL OFFICERS:

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
Name,                           Position(s) Term of Office1                                          Complex
Address,                        Held with   and Length             Principal Occupation(s)           Overseen   Other Directorships
and Age                         Trust of    Time Served            During Past Five Years            by Trustee Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan             President   Until he sooner        Senior Vice President of Touchstone    32    None
Touchstone                                  dies, resigns, is      Advisors, Inc. and Touchstone
Advisors, Inc.                              removed or             Securities, Inc.; Senior Vice
221 East Fourth Street                      becomes                President of Evergreen Investment
Cincinnati, OH                              disqualified           Services until March 2002.
Age: 37
                                            President since
                                            2002






Michael S. Spangler             Vice        Until he sooner        Vice President of Touchstone           32    None
Touchstone                      President   dies, resigns, is      Advisors, Inc. and Touchstone
Advisors, Inc.                              removed or             Securities, Inc.;Vice President of
221 East Fourth Street                      becomes                Evergreen Investment Services until
Cincinnati, OH                              disqualified           July 2002.
Age: 36
                                            Vice President
                                            since 2002





Maryellen Peretzky              Vice        Until she sooner       Senior Vice President and Secretary    32    None
Touchstone Advisors, Inc.       President   dies, resigns, is      of Fort Washington Brokerage
221 East Fourth Street                      removed or             Services, Inc., Integrated Fund
Cincinnati, OH                              becomes                Services, Inc. and IFS Fund
Age: 50                                     disqualified           Distributors, Inc. She is Assistant
                                                                   Secretary of Fort Washington
                                            Vice President         Investment Advisors, Inc.
                                            since 1998



Terrie A.Wiedenheft             Controller  Until she sooner       Senior Vice President, Chief           32    None
Touchstone                                  dies, resigns, is      Financial Officer and Treasurer of
Advisors, Inc.                              removed or             Integrated Fund Services, Inc., IFS
221 East Fourth Street                      becomes                Fund Distributors, Inc. and Fort
Cincinnati, OH                              disqualified           Washington Brokerage Services, Inc.
Age: 40                                                            She is Chief Financial Officer of
                                            Controller since       IFS Financial Services, Inc.,
                                            2000                   Touchstone Advisors, Inc. and
                                                                   Touchstone Securities, Inc. and
                                                                   Assistant Treasurer of Fort
                                                                   Washington Investment Advisors,
                                                                   Inc.

Scott A. Englehart              Treasurer   Until he sooner        President of Integrated Fund           32    None
Integrated Fund Services, Inc.              dies, resigns, is      Services, Inc. and IFS Fund
221 East Fourth Street                      removed or             Distributors, Inc. From 1998 until
Cincinnati, OH                              becomes                2000, he was a Director,Transfer
Age: 40                                     disqualified           Agency and Mutual Fund Distribution
                                                                   for Nationwide Advisory Services,
                                            Treasurer since        Inc.
                                            2000


Tina D. Hosking                 Secretary   Until she sooner       Vice President - Managing Attorney     32    None
Integrated Fund Services, Inc.              dies, resigns, is      of Integrated Fund Services, Inc.
221 East Fourth Street                      removed or             and IFS Fund Distributors, Inc.
Cincinnati, OH                              becomes
Age: 34                                     disqualified

                                            Secretary since
                                            1999

1 Each officer is the same officer for Touchstone Strategic Trust,Touchstone Investment Trust and Touchstone Tax-Free Trust.
2 The Touchstone Family of Funds consists of thirteen series of the Trust, six series of Touchstone Investment Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Tax-Free Trust.

NOTES
--------------------------------------------------------------------------------

88

NOTES
--------------------------------------------------------------------------------

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